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                                                                Exhibit 10.10

                                 LOAN AGREEMENT

Dated: December 27, 1993

     THIS AGREEMENT, (the "Loan Agreement") made and entered by and between Bagcraft Corporation of America, Chicago, Illinois, hereinafter sometimes referred to as "Corporation", and the City of Baxter Springs, Kansas, hereinafter sometimes referred to as "City."

     WITNESSETH:

     WHEREAS, the City has been notified that it will receive a grant in the amount of Five Million Dollars ($5,000,000) under the Kansas Small Cities Community Development Block Grant (CDBG) Interim Financing Business Grant (IFBG) principally to benefit low-and-moderate income persons by making loans to private for-profit companies; and

     WHEREAS, the Corporation applied for a loan of Five Million Dollars ($5,000,000) to be paid out of the grant proceeds; and

     WHEREAS, the purpose of the loan is as specified in the CDBG application submitted by the City to the Kansas Department of Commerce & Housing (KDOC&H) and

     WHEREAS, the City is authorized to make this loan under applicable Kansas Law.

     NOW THEREFORE, in consideration of the mutual promises, covenants and agreement, the parties agree as follows:


1. From grant funds from KDOC&H, the City shall loan to the Corporation, as deemed necessary by the City, the sum of Five Million Dollars ($5,000,000) upon the terms and conditions hereinafter set forth. The loan proceeds shall be drawn as Corporation provides documentation satisfactory to City and KDOC&H that shows payment for eligible project activities have been paid by Corporation or are currently due. In addition to requirements set forth in the Interim Financing Agreement No. 93-FL-297 which is attached hereto as Exhibit B (the "Interim Financing Agreement"), before any loan proceeds are drawn down, Corporation shall provide City and KDOC&H a copy of the final complete budget for the Baxter Springs plant and operations, supported by such documents as the City or KDOC&H may reasonably request, including but not limited to:

     A.   Executed firm price construction contracts;

     B.   Executed performance bonds for the construction contracts;

     C.   Equipment purchase invoices, bids or final estimates;

     D.   Insurance policies on the Collateral; and

     E. Title policies and commitments on the Baxter Springs plant real estate.

2. During the period the loan proceeds are drawn down or loan balances are outstanding, Corporation agrees to provide any documentation City or KDOC&H may reasonably request. In order to avoid the withholding of loan proceeds, this loan agreement is subject to:

     A. The accuracy of representations made by the Corporation to the City in the application and documentation presented by the Corporation to the City.

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     B.   There being no unremedied material adverse change in the financial or any other condition of the Corporation's initial application as determined by City and KDOC&H.

     C. In the event that the Corporation shall hereafter desire to transfer all or substantially all of the Corporation's assets, the Corporation will not take any such action without first obtaining the City's and KDOC&H's consent to the Corporation's transfer. The consent will be partially based upon the condition that the acquiring entity of said assets will be of equal or greater net worth as that of the Corporation as documented and set forth in the Kansas Small Cities Community Development Block Grant application.

     D. Execution of a promissory note in the principal amount of Five Million Dollars ($5,000,000) in the form attached hereto as Exhibit A (the "Promissory Note") and which is subject to the following provisions:

          (1) The loan will be advanced and loan proceeds will be disbursed in accordance with Section 1 and the proposal set forth in the Interim Financing Agreement approved for funding by KDOC&H a copy of which is attached to this Agreement as Exhibit B (the "Interim Financing Agreement No. 93-FL-297") Disbursement of loan proceeds shall be accomplished by the Corporation providing invoices or other satisfactory documentation for qualifying expenditures which are acceptable to the City and the Kansas Department of Commerce and Housing.

          (2)  Term. The initial term of the Promissory Note shall be twelve
               (12) months, commencing on the date the Promissory Note is executed. The Promissory Note shall (absent default by Corporation under any of the Loan Documents) be renewed annually for five (5) successive one (1) year periods until the 2nd day of January, 2000, on which date any remaining amounts due thereunder shall be due and payable in full; provided, however, that the Promissory Note shall not be renewed in any year after a year in which the State of Kansas does not receive federal CDBG funds in the amount sufficient to fully fund the renewal of this Promissory Note, at which time the Promissory Note shall be due and payable in full, but the City agrees to defer requiring repayment thereof until June 30, 1998, unless any Event of Default occurs under any of the Loan Documents (and said deferral of payment shall not alone be deemed an Event of Default hereunder).

          (3) Payment Terms. Promissory Note shall be payable as follows: $2 million ($2,000,000) due on June 30, 1998; $2 million ($2,000,000) due on June 30, 1999; $1 million ($1,000,000) due on
               January 2, 2000. The entire amount due hereunder shall, at option of City, be accelerated and due and payable in full upon an Event of Default under any of the Loan Documents.

          (4) Notwithstanding non-renewal, or in any other event, principal and interest payments will be deferred until June 30, 1998 except in the case of an Event of Default.

          (5) Interest shall be charged at a rate of zero percent (0%) per annum except that: (i) when an Event of Default occurs for other than the non-payment of a scheduled payment, interest shall accrue at 2% over the highest New York prime rate as published in the Wall Street Journal; and (ii) interest shall accrue at 6% over the highest New York prime rate as published in the Wall Street Journal in cases involving the non-payment of a scheduled payment. If such rate is no longer published at any time in the Wall Street Journal, a comparable rate will be applied as reasonably determined by City.

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          (6)  The Corporation shall have the right to prepay any part of or all of the unpaid balance at any time without penalty.

          (7) If the Corporation has not retained and/or created at least 420 jobs and have such jobs in existence on or before June 30, 1998, the outstanding loan balance shall, in addition to the amount due under Section 2 D (3), be immediate due and payable by Corporation in an amount equal to the product of (i) the then outstanding loan balance due on the Promissory Note times (ii) [420- number of actual jobs created divided by 420], unless an exception is made by City and KDOC&H because in the opinion of City and KDOC&H extraordinary circumstances then exist. Any such payment shall reduce the amount of the final payments due under
               Section 2 D(3). Further, for all retained and created jobs in place on or before June 30, 1998, at least 51% must meet low and moderate income qualifications as defined by the CDBG program, or the entire principal outstanding on the loan shall be due and payable.

          (8) This loan and the proceeds thereof shall be subject to applicable HUD regulations relating to the use of Community Development Block Grant funds.

     E. To secure repayment of the note designated above, said note shall be secured by the following:

          (1) Security interest in the property listed in attached Exhibit C, recorded and perfected pursuant to the Uniform Commercial Code
               (UCC) of each jurisdiction in which Collateral is located, securing a subordinated second lien on all business machinery, equipment, furnishings and fixtures, located or to be located in and around Baxter Springs, Kansas, now owned, to be acquired with loan proceeds, or hereafter acquired (the "Collateral").

          (2) A mortgage on Baxter Springs property in the form set forth in Exhibit F.

     F. Before disbursement, the City will assure that its lien position is or will be as designated herein.

     G. The Security Agreement shall remain in full force and effect until all amounts due on said note have been paid in full and at which time the City agrees to fully release the Security Agreement. (The Loan Agreement, Security Agreement, the Promissory Note and any other documents executed pursuant to this transaction shall be collectively referred to herein as the "Loan Documents".)

     H. The Security Agreement shall contain the usual provisions to protect the Collateral, including but not be limited to requirements concerning payment of taxes and insurance and conditions precipitating default and notice of such default and remedies upon default, including but not limited to foreclosure on the Collateral.

     I. An opinion from the city attorney for the City certifying that the attorney has reviewed this Loan Agreement, the Interim Financing Agreement No. 93-FL-297, and all other documents deemed pertinent and that: 1) this Loan Agreement has been duly authorized in compliance with all applicable state laws and city ordinances, 2) this Loan Agreement is valid and enforcement in accordance with its terms.

     J. Execution by all parties of the Intercreditor Agreement attached hereto as Exhibit G.

     K. Execution by all parties of Loan Documentation for HUD Section 108 Loan Guarantee (including first mortgage) in form and substance acceptable to City and KDOC&H, or

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          Corporation has obtained binding alternative financing necessary to finance construction of the Baxter Springs plant.


     L. Final approval of Subordinated Debt Documents and Section 108 Loan Guarantee documents by HUD.

3.   In consideration of this loan, the Corporation further agrees as follows:

     A. To fully complete the project as described in the application and grant submitted to and approved for funding by KDOC&H within the time schedule set forth in the application or grant, except for unforeseen delays which may occur, to include but not limited to construction delays.

     B. To cooperate fully with the City and the official designated by the City as the Grant Administrator and their authorized employees and agents with respect to all administrative requirements and functions in administration of the grant funds.

     C.   To provide a corporate resolution authorizing this Loan Agreement.

4. The Corporation agrees to operate its Baxter Springs, Kansas facilities in full compliance with applicable federal, state and local laws including, without limitations, federal laws relating to equal employment opportunity and occupational health and safety standards and the Kansas Building Code and local ordinances, resolutions or regulations which may be applicable.

5. The Corporation further agrees that until this transaction is closed and all indebtedness repaid by the Corporation to the City, the Corporation will make available to the City and to the Grant Administrator and their authorized employees and agents, the Corporation's books, accounts, records, reports, files and other papers pertaining to funds provided under this agreement for the purpose of making audits, examinations, and monitorings, as per public funds disclosures, regulations, requirements, and reportings and other tasks associated with the administration of public funds advanced to the Corporation, as set forth by the United States Department of Housing and Urban Development and the Kansas Department of Commerce and Housing. The Corporation will retain such records for a period of three (3) years following closing or repayment of debt in full. Information provided the City and Grant Administrator and their authorized employees and agents will be kept in professional confidence by such entities, employees and agents as permitted by the Kansas Open Records Act.

6. The Corporation agrees to provide the City and the Grant Administrator and their authorized employees and agents, to fulfill public funds regulation requirements set forth by the United States Department of Housing and Urban Development and the Kansas Department of Commerce and Housing, semi-annual financial statements (balance sheet, profit and loss and cash flow statement) until the Corporation fully repays its indebtedness to the City.

7. The Corporation agrees to provide City proof of, and maintain at its own expense, casualty and hazard insurance in a total amount equal to or exceeding the outstanding loan balance sufficient to pay the City and Senior Lender or Agent thereof in full, together with accrued interest thereon. Said insurance shall provide coverage for loss by fire or wind with extended coverage and shall cover all of the business machinery, equipment, furnishings and fixtures secured by the security agreement between the Corporation and the City. City shall be named as an additional insured on all insurance policies insuring such property, subject to the Senior Lender's rights under the subordination provisions of Section 11.

8. Before or at the time of execution of this Loan Agreement, the Corporation will provide to the City and the KDOC&H evidence that it is duly incorporated, in good standing in the state of its incorporation, authorized to do business in the State of Kansas, and authorized to borrow money;

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     and evidence shall be provided that the person executing the note and security instruments is authorized to act on behalf of the Corporation in such a transaction.


9. The Corporation shall provide evidence that it has made the necessary investment to comply with requirements designated in the grant application.

10. The invalidity of any one or more phrases, sentences, clauses, or sections contained in this Agreement shall not affect the remaining portions of this Agreement, or any part thereof.

11.  SUBORDINATION PROVISIONS.

11.1 Obligations Subordinated. Reference is hereby made that certain Credit Agreement between the Corporation and General Electric Capital Corporation ("GECC"), which is attached hereto as Exhibit D. Such agreement, any loan documents referred to therein or exhibits thereto and any modifications thereto are collectively herein referred to as the "Senior Credit Agreement". No modifications to the Senior Credit Agreement shall be effective to subordinate City beyond $38 million ($38,000,000) unless such modification has been approved in writing by City and KDOC&H by specific amendment to this paragraph. Corporation agrees to provide City and KDOC&H copies of each modification, addendum or other document which alters, amends, or changes the Senior Credit Agreement. The Corporation and the City hereby agree that:

     A. To the extent and in the manner hereinafter set forth in this Section 11, the obligations of the Corporation under the Loan Agreement (this Loan Agreement including any Exhibits and attachments hereto) including the Security Agreement and the Note, which are collectively referred to herein as the "Subordinated Debt Documents", and all indebtedness and obligations of the Corporation to the City thereunder are referred to as the "Subordinated Debt" and are hereby expressly made subordinate and subject to the prior payment in full in cash of all "Obligations" (as that term is defined in the Senior Credit Agreement) of the Corporation under the Senior Credit Agreement (collectively, such Obligations are herein referred to as the "Senior Obligations") up to a limit of $38 million ($38,000,000).

     B. This subordination is for the benefit of the Senior Lender, all participants in any Senior Obligations and all other holders of Senior Obligations.

     C. Each Senior Lender, each participant in any of the Senior Obligations, and each other holder of Senior Obligations, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed, without further action on the part of such Person, to have acquired such Senior Obligations in reliance upon the covenants and provisions contained in this Section 11.

11.2 Subordination Upon Insolvency or Liquidation Proceedings.

     A.   The term "Insolvency or Liquidation Proceeding" means any:

          (i) insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Corporation, or to any of its assets;

          (ii) any liquidation, dissolution, reorganization or winding up of the Corporation, whether voluntary or involuntary and whether or not involving solvency or bankruptcy;

          (iii) any assignments for the benefit of creditors or any other marshalling of assets and liabilities of the Corporation; or

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          (iv) any sale, transfer or other disposition of all or substantially all of the assets of the Corporation in connection with any of the foregoing.

     B. In the event of any Insolvency or Liquidation Proceeding, as between the holders of the Senior Obligations and the Subordinated Lenders, the following shall apply:

          (i) Upon any payment or distribution of assets or securities of any kind or character, whether in cash, securities or other property, of the Corporation or the estate created by the commencement of any such Insolvency or Liquidation Proceeding, all Senior Obligations shall first be paid in full in cash or in a manner satisfactory to the holders of the Senior Obligations before the City shall be entitled to receive any payment or distribution of any cash, securities or other property on account of principal of or interest on or other amounts constituting Subordinated Debt.

         (ii) Senior Lender or Agent thereof shall be entitled to receive from the Corporation and any other person making any distribution in accordance with clause (i) of this subsection 11.2(B), any payment or distribution of any kind or character, whether in cash, securities or other property (other than `Subordinated Securities' as hereinafter defined) which may be payable or deliverable in respect of the Subordinated Debt in any such Insolvency or Liquidation Proceeding for application to the payment of the Senior Obligations (to the extent necessary to pay all such Senior Obligations in full after giving effect to any concurrent payment to the holders of such Senior Obligations). For purposes hereof, `Subordinated Securities' means securities issued by the Corporation as reorganized or readjusted or securities issued by the Corporation or any other Person provided for by a plan or reorganization, arrangement, adjustment, composition, recapitalization or readjustment, or other securities (including, without limitation, equity securities), in each case the payment of which is subordinate, at least to the extent provided in this Section 11 with respect to the Subordinated Debt, to the payment of all Senior Obligations at the time outstanding and to the payment of all securities issued in exchange therefore to holders of such Senior Obligations at the time outstanding.

         (iii) In the event that, notwithstanding the foregoing provisions of this subsection 11.2(B), the City shall have received any payment from or distribution of assets or securities of the Corporation or the estate created by a the commencement of any such Insolvency or Liquidation Proceeding, of any kind or character in respect of the Subordinated Debt, whether in cash, securities or other property (other than Subordinated Securities) before all Senior Obligations are paid in full, then, and in such event, such payment or distribution shall be received and held in trust for Senior Lender or Agent thereof for the benefit of the Senior Lenders with respect to any Senior Obligations remaining unpaid and shall be immediately paid over or delivered to Senior Lender or Agent thereof for the benefit of the holders of Senior Obligations to the extent necessary to pay all such Senior Obligations in full after giving effect to any concurrent payment to the holders of such Senior Obligations. Any such payments or distributions so paid over to Senior Lender or Agent thereof by the City or any other holders of Subordinated Debt in accordance with the foregoing sentence shall not constitute payments with respect to the Subordinated Debt and as such will not reduce the outstanding amount of the Subordinated Debt.

     C. The Corporation shall give prompt notice to the City and KDOC&H of any Insolvency or Liquidation Proceeding.



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     D.   Notwithstanding anything in Section 11 to the contrary, City shall not be obligated to pay over to Senior Lender or hold in trust for Senior Lender, any payment made to City if Senior Lender has knowledge of such payment and Senior Lender, within thirty days of gaining knowledge of the payment, has failed to make a written demand to the City that the payment be paid over to Senior Lender.

11.3 No Payment on Subordinated Debt in Certain Circumstances.

     A. Upon the maturity of any Senior Obligations, by lapse of time, acceleration or otherwise (including the payment when due of any principal or interest), all principal thereof and interest thereon and other amounts constituting such Senior Obligations then due shall first be paid in full in cash or in a manner satisfactory to the holders of Senior Obligations before any payment or distribution is made by the Corporation or any other Person on account of principal of or interest on other amounts constituting Subordinated Debt.

     B. Upon the occurrence and continuance of any payment default in respect of any of the Senior Obligations (a "Payment Default"), no direct or indirect payment or distribution shall be made by the Corporation or any other Person on account of the principal of, any interest on, or any other amounts constituting Subordinated Debt unless and until:

          (i) Such Payment Default shall cease to exist or shall have been cured or waived in writing by the holder or holders of two-thirds (2/3) of the principal amount of the Senior Obligations then outstanding; or

          (ii) The holder or holders of not less than two-thirds (2/3) of the principal amount of the Senior Obligations then outstanding shall have waived in writing the application of this subsection 11.3(B) to such Payment Default.

     C. Without limiting the effect of subsection 11.3(B) hereof, upon the occurrence and continuation of any "Event of Default" (as such term is defined in the Senior Credit Agreement) in respect to the Senior Obligations other than a Payment Default (a "Non-Payment Default"), then, upon written notice thereof given to the Corporation and the City by Senior Lender or Agent thereof (a "Payment Blockage Notice") which shall be deemed to cover all Events of Default then existing and known to Senior Lender as then existing, no direct or indirect payment or distribution shall be made by the Corporation or any other Person on account of the principal of or interest on or other amounts constituting Subordinated Debt unless and until:

          (i) Such Non-Payment Default shall have been cured or waived by the holder or holders of two-thirds (2/3) of the principal amount of the Senior Obligations outstanding; or

          (ii) The holder or holders of two-thirds (2/3) of the principal amount of the Senior Obligations outstanding shall have waived in writing the application of this subsection 11.3(C) to such Non-Payment Default; provided, however, that this subsection 11.3(C) shall not prevent the making of any payment for more than one hundred eighty (180) days after a Payment Blockage Notice shall have been given or deemed to have been given (a "Payment Blockage Period") unless, prior to expiration of such Payment Blockage Period, another Payment Blockage Notice shall have been given with respect to a different Non-Payment Default arising or accruing after the date of the prior Payment Blockage Notice or unless the Senior Obligations have been declared or have become due and payable in their entirety, in which case no payment or distribution may be made until such acceleration has been rescinded or annulled or the Senior Obligations have been paid in full. Otherwise, upon expiration of such one hundred eighty (180) day

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               Payment Blockage Period all such payments then due or past due may be immediately paid by the Corporation.

     D.  (i)   In the event that the City shall have received any payment or distribution at a time when such payment or distribution was prohibited by the provisions of either of subsections 11.3(A) or
               (B) hereof, then, and in such event, such payment or distribution shall be deemed to have been paid to the City in trust for the benefit of the holders of the Senior Obligations and shall be immediately paid over to Senior Lender or Agent thereof for the benefit of the holders of Senior Obligations to the extent necessary to pay all such Senior Obligations in full after giving effect to any concurrent payment to the holders of such Senior
               Obligations. Any such payments or distributions so paid over to Senior Lender or Agent thereof by any holder of Subordinated Debt in accordance with the foregoing sentence shall not constitute payments in respect of the Subordinated Debt and will not reduce the outstanding amount of the Subordinated Debt.

         (ii) To the extent there are any excess amounts after the Senior Obligations then due have been paid in full in accordance with the foregoing subsection 11.3(D)(i), such excess amounts shall be remitted to the holders of the Subordinated Debt to the extent necessary to pay all Subordinated Debt then due in full, which amounts shall constitute payments in respect of the Subordinated Debt and will so reduce the outstanding amount of the Subordinated Debt.

         (iii) Any excess amounts remaining after the Subordinated Debt then due have been paid in full in accordance with the foregoing subsection 11.3(D)(ii) shall be remitted to the person which made such payment or distribution.

     E.  (i)   In the event that any holder of any Subordinated Debt shall have received any payment or distribution at a time when such payment or distribution was prohibited by the provisions of subsection
               11.3(C), then and in such event such payment or distribution shall be deemed to have been paid to such holder of such Subordinated Debt in trust for the benefit of the holders of Senior Obligations and shall be immediately paid over to Senior
               Lender or Agent thereof for the benefit of the holders of Senior
               Obligations to the extent necessary to pay all such Senior
               Obligations then due in full after giving effect to any concurrent payment to the holders of such Senior Obligations. Any such payments or distributions so paid over to Senior Lender or Agent thereof by any holder of Subordinated Debt in accordance with the foregoing sentence shall not constitute payments in respect of the Subordinated Debt and as such will not reduce the outstanding amount of the Subordinated Debt.

         (ii) Any excess amounts remaining after the Senior Obligations then due have been paid in full in accordance with the foregoing subsection 11.3(E)(i) shall be remitted to the person which made such payment or distribution.

     F. The provision of this subsection 11.3 shall not modify or limit in any way the application of subsection 11.2 hereof.

     G. The Corporation shall give prompt written notice to the City and the KDOC&H of any Payment Blockage Notice which the Corporation receives.

     H. Notwithstanding anything in Section 11 to the contrary, City shall not be obligated to pay over to Senior Lender or hold in trust for Senior Lender, any payment made to City if Senior Lender has knowledge of such payment and Senior Lender, within thirty days of gaining knowledge of the payment, has failed to make a written demand to the City that the payment be paid over to Senior Lender.

11.4 Subrogation to Rights of Holders of Senior Obligations.

     A. The parties acknowledge and agree that, as set forth herein and in the other Subordinated Debt Documents, the security interests, liens and pledges which have been or hereafter may be granted by the Corporation to the City are and shall be junior in priority to all security interests, liens and pledges which have been or hereafter may be granted by the Corporation to the Senior Lenders or Agent thereof to secure any of the Senior Obligations. Accordingly, the City shall not be entitled to any subrogation in respect of any payment made on or in respect of any Senior Obligations from proceeds of any Collateral, unless it shall be determined by a court of proper authority that, notwithstanding the provisions of this Loan Agreement and the other Subordinated Debt Documents, the interests of the City in any Collateral shall be pari passu with, or senior to, the interests of the holders of Senior Obligations in the same Collateral, in which case, the provisions of subsection 11.4(B) below shall apply.

     B. After all amounts payable under or in respect of Senior Obligations have been paid in full, the holders of the Subordinated Debt shall be subrogated, to the extent of any payments or distributions (if any) made to the holders of, or otherwise applied to payment of, such Senior Obligations solely by reason of the provision of this Section 11, to any rights of the holders of such Senior Obligations to receive payments and distribution of cash, securities and other property applicable to the Senior Obligations, if any, until the Subordinated Debt shall have been paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Obligations of any cash, securities or other property to which the holders of the Subordinated Debt would be entitled, except for the provisions of this
          Section 11, and no payments pursuant to the provisions of this Section 11, to the holders of the Senior Obligations by the holders of the Subordinated Debt, shall be deemed to be a payment or distribution by the Corporation or such Person to or on account of the Senior Obligations, it being understood and agreed that the provisions of this Section 11 are solely for the purpose of defining the relative rights of the holders of the Senior Obligations on the one hand, and the City on the other hand. A release of any claim by any holder of Senior Obligations shall not, as between the Corporation and the City, limit the rights of subrogation of the holders of Subordinated Debt under this subsection 11.4.

11.5 Rights of Holders Not to be Impaired. Except as otherwise expressly set forth in this Section 11, nothing contained in this Section 11 is intended to or shall:

     A. impair the obligations of the Corporation, which are absolute and unconditional, to the City to pay the Subordinated Debt as and when the same shall become due and payable in accordance with its terms, and nothing contained in this Section 11 is intended to alter or amend the relative interests as among the Corporation or its respective creditors (other than holders of Senior Obligations); or

     B. affect the relative rights of the City and the creditors of the Corporation (other than the holders of the Senior Obligations) against the Corporation; or

     C. prevent the City from exercising all remedies otherwise permitted by applicable law upon a default thereunder, subject to:

          (i) the rights, if any, under this Section 11 of the holders of Senior Obligations to receive payment or distributions otherwise payable or deliverable to, or received by, the City upon the exercise of any such remedy; and

          (ii) the agreement by the City that, notwithstanding anything to the contrary contained in this Loan Agreement and the other Subordinated Debt Documents (other than paragraph 11.5 D), so long as any Senior Obligations are outstanding and so long as no payments are due to the City on the Subordinated Debt (it being agreed and understood that no payment will be due if and so long as payment thereof is being blocked pursuant to a Payment Blockage Notice), the City will not take any action (legal or otherwise) against or with respect to the Corporation to enforce collection of any Subordinated Debt or to exercise any of their rights under the Subordinated Debt Documents, which prohibition shall include, without limitation, accelerating the payment of any Subordinated Debt, filing a collection action, or foreclosing of any Collateral or any lien thereon securing any Subordinated Debt, prior to the earliest of:

               (a)  An Insolvency or Liquidation Proceeding;

               (b) thirty (30) days after notice is received by Senior Lender or Agent thereof of the occurrence and continuance of any non-payment by the Corporation of any scheduled installment of principal of, or interest on, any Subordinated Debt, which payment is not subject to any Payment Blockage Notice then outstanding and in effect and is not made thereafter prior to the taking of such action;

               (c) one hundred twenty (120) days after notice is received by Senior Lender or Agent thereof of the occurrence and continuance of any other default or Event of Default under this Loan Agreement or any other Subordinated Debt Document as to which there is no Payment Blockage Notice outstanding and in effect and which remains uncured prior to the taking of such action; or

               (d) the Senior Obligations having been accelerated in their entirety; provided that, on or after any time at which the Senior Lenders have commenced foreclosure action against any Collateral securing any Senior Obligations also securing Subordinated Debt, the City may also commence foreclosure action against such Collateral or exercise other remedy available at law or in equity.

               (e) Senior Lender of Agent thereof shall provide City and KDOC&H notice of any action to be taken under subsection (d).

     D. Notwithstanding anything in the Loan Documents to the contrary, City or KDOC&H shall be entitled to bring any action against the Corporation that is available at law or in equity, including foreclosure on the Collateral, at any time after December 31, 1998. This paragraph shall be controlling over any other terms and conditions of this Loan Agreement or other Subordinated Debt Documents.

11.6 Effectuation of Subordination. In the event of any Insolvency or Liquidation Proceeding, Senior Lender or Agent thereof is irrevocably authorized and empowered, only in the event the City is not responsive to participating in the actions at least five (5) days prior to the expiration of any deadlines imposed in such Insolvency or Liquidation Proceedings, to make and present for and on behalf of the holders of the Subordinated Debt such proofs of claims against the Corporation on account of the Subordinated Debt or other motions or finalized as Senior Lender or Agent thereof may deem expedient or proper and to take such other actions (other than to vote such claims in such proceedings), in the name of Senior Lender or Agent thereof or the holders of the Subordinated Debt or otherwise, as Senior Lender or Agent thereof may deem necessary or advisable for the enforcement of this Section 11. In furtherance of the foregoing, the holders of the Subordinated Debt will execute and deliver to Senior Lender or Agent thereof such powers of attorney, assignments and other instruments or documents as may be requested by Senior Lender or Agent thereof in order to enable Senior Lender or Agent thereof to file and enforce any and all claims upon or with respect to the Subordinated Debt.

11.7 No Waiver of Subordination Provisions. No right of any holder of any Senior Obligations to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Corporation or by any act or failure to act by any other holder of any Senior Obligations or by any noncompliance by the Corporation with the terms, provisions and covenants contained in the Senior Credit Agreement regardless of any knowledge thereof which such holder may have or be otherwise charged with.

     Subject to the provisions of Section 11.1, the holders of the Senior Obligations may modify, supplement or amend the terms of the Senior Obligations or the Senior Credit Agreement or any of the other Loan Documents referred to therein or any security therefore and sell or exchange such security and otherwise deal freely with the Corporation. The provisions of this Section 11 shall continue to be effective if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by Senior Lender or Agent thereof or any other holder of Senior Obligations upon the insolvency, bankruptcy or reorganization of the Corporation or otherwise, all as though such payment had not been made.

     Senior Lender or Agent thereof shall give the City notice of the creation, modification, renewal, extension or accrual of any Senior Obligations; provided, however, that the failure of Senior Lender or Agent thereof to so provide such notice shall not affect or impair any rights of the holders of the Senior Obligations as provided in this Section 11. The City waives any and all notice of or proof of reliance by any holder of Senior Obligations upon this Section 11, and the Senior Obligations shall be deemed to have been incurred in reliance upon this Section 11, and all dealings between the Corporation and the holders of Senior Obligations shall be deemed to have been consummated in reliance upon this Section 11.

11.8 Holders of Subordinated Debt Entitled to Assume Payments Not Prohibited in Absence of Notice; Reliance on Court Orders; Evidence of Status. No holder of Subordinated Debt shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to it unless and until the City shall have received written notice thereof from the Corporation, or from Senior Lender or Agent thereof, and, prior to the receipt of any such written notice, the City shall be entitled to assume conclusively that no such facts exist.

     Upon any payment or distribution of assets of the Corporation referred to in subsection 11.2 hereof, the City shall be entitled to rely upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution delivered to the City for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Obligations and other indebtedness of the Corporation, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 11.

11.9 Waivers; Amendments. Except as otherwise expressly set forth to Section 11.3, B, 11.3 C and 11.11 hereof no waiver of, or pursuant to, any provision of this Section 11 shall be deemed to be made by the holders of the Senior Obligations of any of their rights hereunder unless the same shall be in writing signed either:

     A.   by the holders of all Senior Obligations then outstanding; or

     B. by Senior Lender or Agent thereof upon the direction of the holders of all Senior Obligations then outstanding (or, with respect to matters set forth in Sections 11.3 B, 11.3 C and 11.11 hereof, the requisite holders as required thereby). Each waiver, if any, by the holders of Senior Obligations shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the holders of Senior Obligations in any other respect at any other time. Except as provided in Sections 11.3 B, 11.3 C and 11.11, no provision of this
          Section 11 may be modified or amended, in any respect which is adverse to the interests of the holders of Senior Obligations unless the same shall have been approved and consented to by the holders of all Senior Obligations then outstanding.

           All modifications of and amendments to this Section 11 or any provision hereof must be in writing and duly executed by all parties to this Agreement and, in the event that the consent and approval thereto of the holders of all Senior Obligations is required by the preceding sentence, executed either (a) by the requisite holders of Senior Obligations then outstanding, or (b) by Senior Lender or Agent thereof upon the direction of the holders of Senior Obligations then outstanding.

     11.10 Notices to the City.

           A. Any notice which may be given by Senior Lender or Agent thereof to the City under this Loan Agreement shall be given to the City at the following address: 1445 Military, Baxter Springs, KS 66713, ATTN: City Attorney, unless the City hereunder shall have given prior written notice to Senior Lender or Agent thereof specifying a different address. A copy of any such notice shall also be given to the Department of Commerce and Housing at 700 SW Harrison Street, Suite 1300, Topeka, Kansas 66603-3712, Attn:
                CDBG Administrator.

           B. Any notice which may be given by the City to Senior Lender or Agent thereof under this Agreement shall be given to Senior Lender or Agent at the following address: General Electric Capital Corporation, 190 South LaSalle Street, 12th Floor, Chicago, IL 60603, Attention: Vice President Portfolio, unless Senior Lender or Agent thereof shall have given prior written notice to the City specifying a different address.

           C. Any notice which may be given by the City or Senior Lender or Agent thereof to the Corporation under this Loan Agreement shall be given to the Corporation at the following address: 3900 West 43rd Street, Chicago, IL 60632 Attention Executive Vice President, unless the City or Senior Lender or Agent thereof hereunder shall have given prior written notice to the City or Senior Lender or Agent thereof specifying a different address.

     11.11 Releases of Collateral. Absent default by Corporation under the Loan Documents, the City hereby agrees, for the benefit of the holders of the Senior Obligations, that, upon request therefore by the holders of two-thirds (2/3) of the principal amount of the Senior Obligations then outstanding, the City shall release any lien of the City upon or security interest of the City in any Collateral securing any Subordinated Debt (other than the real estate in Baxter Springs), provided that such Collateral does not at such time comprise substantially all of the Collateral, and provided that such request is made in the ordinary course of business of Corporation for the normal disposition and replacement of Collateral. Any such Collateral that is sold must be replaced within a commercially reasonable amount of time.

     11.12 Successor or Subsequent Senior Lenders. City shall not be subordinated to a Senior Lender other than GECC, unless the City and KDOC&H are reasonably satisfied the such successor Senior Lender has covenants, financial monitoring and financial performance requirements and restrictions substantially similar in all material respects to those contained in the Senior Credit Agreement, in GECC procedures and entered into an Intercreditor Agreement substantially in the form set forth in Exhibit G.

     11.13 Subordinated Debt Documents Legend. The City and the Corporation each hereby agree that this Agreement, the Security Agreement and the Note and all other Subordinated Debt Documents in effect from time to time (other than the Mortgage set forth as Exhibit F) shall each be inscribed with the following legend on the first page thereof conspicuously indicating that payment thereof is subordinated pursuant to the terms of this Loan Agreement:

                "THIS INSTRUMENT IS SUBORDINATED PURSUANT TO THE
                 PROVISIONS OF SECTION 11 OF THAT CERTAIN LOAN
                    AGREEMENT BETWEEN BAGCRAFT CORPORATION OF

          AMERICA AND THE CITY OF BAXTER SPRINGS, KANSAS, DATED AS OF DECEMBER 27, 1993."

     12. Events of Default. Events of defaults under this Loan Agreement (Events of Default) shall mean each of the following:

          A. Failure of Corporation to make a loan payment or any payment under the Note when due or within ten (10) days thereafter.

          B. Failure of Corporation to comply with any terms or conditions of this Loan Agreement, the Security Agreement, the Note or any other Subordinated Debt Document, provided City has given Corporation written notice thereof and Corporation has failed to cure or taken action reasonable in the opinion of the City to cure such failure within sixty (60) days.

          C. Corporation is in default to a Senior Lender and Senior Lender has accelerated the Senior Obligations. Corporation agrees to provide City and KDOC&H written notice of any acceleration by Senior Lender.

          D. Failure to commence substantial operations at the Baxter Springs plant by January 1, 1995.

          E. Corporation substantially ceases operations of its Baxter Springs facility for a period of forty-five (45) consecutive days, except that additional time: (1) shall be granted for a reasonable period determined by City as necessary to repair or replace in the event of a casualty loss to the facility, and (2) may be granted by City for other conditions that are beyond the reasonable control of the Corporation.

          F. If any representation, warranty or other statement of fact contained in this Loan Agreement, the Security Agreement, the Note or any other Subordinated Debt Document or in any writing, certificate, report or statement at any time furnished to the City pursuant to or in connection with this Loan Agreement, the Security Agreement, the Note or any other Subordinated Debt Document, shall be false or misleading in any material respect.

          G. Any material amount of the assets of the Corporation shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of the Corporation and shall remain unstayed or undismissed for sixty
               (60) consecutive days; or any Person other than the Corporation shall apply for the appointment of a receiver, trustee or custodian for any of the Corporation's assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or the Corporation shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

          H. A case or proceeding shall have been commenced against the Corporation in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Corporation or of any substantial part of its properties, or (iii) ordering the winding up or liquidation of the affairs of the Corporation and such case or proceeding shall remain undismissed or unstayed for thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

     I. The Corporation shall (i) file a petition seeking relief under Title 11 or the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Corporation of any substantial part of its properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

     J. The transfer of all or substantially all of the Corporation's assets without prior consent of the City.

     K. Assignment of the indebtedness of the Corporation to the City without the prior consent of the City. (The City's consent will be based upon the condition that the acquiring entity of said obligation be of equal or greater net worth to that of the Corporation.)

     L. Failure of the Corporation to account, to the City's satisfaction, at such time or times as the City may require, for any of the Collateral, or proceeds thereof coming into the control of the Corporation.

     M. The institution of any suit affecting the Corporation deemed by the City to materially and adversely affect the City's interest in the Collateral or under this Agreement, the Security Agreement or otherwise. The City's failure to exercise its rights under this provision shall not constitute a waiver thereof.

     N. Any matter constituting an Event of Default pursuant to any of the Subordinated Debt Documents.

     O. Any matter set forth as an Event of Default under the Section 108 Documents.

     Subject to the provisions of section 11.5, City shall have the right to declare all unpaid principal and interest on the loan and Promissory Note due and payable and exercise any legal remedy in the case of any Event of a Default.

13. Assignment. The parties further agree that this agreement may not be assigned by either party without prior approval of the other party.

14. Binding Effect. The parties further agree that this agreement shall be binding upon their successor and assigns.

15. Choice of Law. This agreement shall be construed in accordance with the laws of the State of Kansas.

16. Counterparts. This agreement may be signed in multiple counterparts, each of which shall be deemed to be an original but all of which taken together shall be but one and the same instrument.

     THIS DOCUMENT TOGETHER WITH ALL OTHER WRITTEN AGREEMENTS BETWEEN THE PARTIES IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN THE PARTIES. THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENTS OR PRIOR WRITTEN CREDIT AGREEMENTS BETWEEN SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL CREDIT AGREEMENTS BETWEEN SUCH PARTIES. ANY ADDITIONAL TERMS OF THE CREDIT AGREEMENTS ARE SET FORTH
     BELOW:

     NONE

     IN WITNESS WHEREOF, the parties have signed their names on the day and year first above written.

                                Bagcraft Corporation of America

                                By: /s/ Mark F. Santacrose
                                   ---------------------------------------------
                                    Mark F. Santacrose, Executive Vice President

ATTEST:

By: /s/ Philip E. Ruben
   ---------------------------------------
   Philip E. Ruben, Assistant Secretary


                                 ACKNOWLEDGMENT
                                 --------------

STATE OF ILLINOIS        )
                         )
COUNTY OF COOK           )


     BE IT REMEMBERED, that on this 27th day of December, 1993, before me, the undersigned, a Notary Public, in and for the County and State aforesaid, came Mark F. Santacrose, Executive Vice President of Bagcraft Corporation of America, a corporation duly organized and incorporated, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument of writing on behalf of said corporation, and such person acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                             /s/ Allen D. Katz
                                             -----------------------------------
                                             Notary Public


My Appointment Expires:    8/28/96           [SEAL]
                        -------------

                                             CITY OF BAXTER SPRINGS, KANSAS,
                                             A MUNICIPAL CORPORATION

                                             By: /s/ Terry L. Martin
                                                --------------------------------
                                                Terry L. Martin, Chief Elected
                                                Official

ATTEST:


By:    /s/ Darla Snook
   --------------------------------

STATE OF KANSAS                )
                               )
COUNTY OF CHEROKEE             )

     BE IT REMEMBERED, that on this 7th day of January, 1994, before me, the undersigned, a Notary Public, in and for the County and State aforesaid, came Terry L. Martin, Chief Elected Official, of the City of Baxter Springs, who is personally known to me to be the same person who executed the within instrument of writing.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                             /s/ Kathryn Dardenne
                                             -----------------------------------
                                             Notary Public

My Appointment Expires:   10/31/95           [SEAL]
                        -------------

                                   Exhibit A

                          SUBORDINATED PROMISSORY NOTE

                         City of Baxter Springs, Kansas

Dated: December 27, 1993

     THIS INSTRUMENT IS SUBORDINATED PURSUANT TO THE PROVISIONS OF SECTION l1 OF THAT CERTAIN LOAN AGREEMENT BETWEEN BAGCRAFT CORPORATION OF AMERICA AND THE CITY OF BAXTER SPRINGS, DATED AS OF DECEMBER 27, 1993.

     FOR VALUE RECEIVED, Bagcraft Corporation of America, with the office address of 3900 West 43rd Street, Chicago, IL 60632, (the "Debtor") promises to pay to the City of Baxter Springs, Kansas, (the "Holder") with the office address of 1445 Military, Baxter Springs, Kansas 66713, or at the Holder's option to its authorized agent and at such other place as the City of Baxter Springs may so designate, the sum of Five Million Dollars ($5,000,000) with interest in accordance with the Loan Agreement entered into simultaneously with this Note. The provisions of the Loan Agreement are hereby incorporated into this Note by reference, including the following payment provisions:

     A. Execution of a promissory note in the principal amount of Five Million Dollars ($5,000,000) in the form attached hereto as Exhibit A (the "Promissory Note") and which is subject to the following provisions:

          (1) The loan will be advanced and loan proceeds will be disbursed in accordance with Section 1 and the proposal set forth in the Interim Financing Agreement approved for funding by KDOC&H a copy of which is attached to this Agreement as Exhibit B (the "Interim Financing Agreement No. 93-FL-297") Disbursement of loan proceeds shall be accomplished by the Corporation providing invoices or other satisfactory documentation for qualifying expenditures which are acceptable to the City and the Kansas Department of Commerce and Housing.

          (2)  Term. The initial term of the Promissory Note shall be twelve
               (12) months, commencing on the date the Promissory Note is executed. The Promissory Note shall (absent default by Corporation under any of the Loan Documents) be renewed annually for five (5) successive one (1) year periods until the 2nd day of January, 2000, on which date any remaining amounts due thereunder shall be due and payable in full; provided, however, that the Promissory Note shall not be renewed in any year after a year in which the State of Kansas does not receive federal Community Development Block Grant ("CDBG") funds in the amount sufficient to fully fund the renewal of this Promissory Note, at which time the Promissory Note shall be due and payable in full, but the City agrees to defer requiring repayment thereof until June 30, 1998, unless any Event of Default occurs under any of the Loan Documents (and said deferral of payment shall not alone be deemed an Event of Default hereunder).

          (3) Payment Terms. Promissory Note shall be payable as follows: $2 million ($2,000,000) due on June 30, 1998; $2 million ($2,000,000) due on June 30, 1999; $1 million ($1,000,000) due on
               January 2, 2000. The entire amount due hereunder shall, at option of City, be accelerated and due and payable in full upon an Event of Default under any of the Loan Documents.

          (4) Notwithstanding non-renewal, or in any other event, principal and interest payments will be deferred until June 30, 1998 except in the case of an Event of Default.

          (5) Interest shall be charged at a rate of zero percent (0%) per annum except that: (i) loan payment not paid when due, or when an Event of Default occurs for other than the non-payment of a scheduled payment, interest shall accrue at 2% over the highest New York prime rate as published in the Wall Street Journal; and
               (ii) interest shall accrue at 6% over the highest New York prime rate as published in the Wall Street Journal in cases involving the non-payment of a scheduled payment. If such rate is no longer published at any time in the Wall Street Journal, a comparable rate will be applied as reasonably determined by City.

          (6) The Corporation shall have the right to prepay any part of or all of the unpaid balance at any time without penalty.

          (7) If the Corporation has not retained and/or created at least 420 jobs and have such jobs in existence on or before June 30, 1998, the outstanding loan balance shall, in addition to the amount due under Section 2D(3), be immediate due and payable by Corporation in an amount equal to the product of (i) the then outstanding loan balance due on the Promissory Note times (ii) [420- number of actual jobs created.

          (8) This loan and the proceeds thereof shall be subject to applicable HUD regulations relating to the use of CDBG funds.

     This Note is secured by a Security Agreement entered into simultaneous with this Note.

     The provisions of the Security Agreement are hereby incorporated into the Note by reference.

     The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, servicing charges and expenses, whether contingent, now due or hereafter contracted. The term "Collateral" as used in this Note shall mean specific equipment as listed on Exhibit C to the Loan Agreement, all furnishings and fixtures, machinery and equipment to be acquired with loan proceeds, and hereafter acquired, including all replacements, substitutions, and additions thereto, in addition to any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. Holder shall have a second lien interest in the Collateral, subordinated only to the Lien of General Electric Capital Corporation ("GECC"). The Collateral and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all Subordinated Debt Documents are hereby incorporated in the Note as if said covenants and conditions were fully set forth herein. The term "Holder" as used herein shall mean the City of Baxter Springs,

Kansas, and its assigns. Capitalized terms not defined herein shall have the meaning defined in the Loan Agreement or Security Agreement.

     The Indebtedness shall at the option of the Holder immediately become due and payable in full upon the happening of any of the following events (Events of Default):

          (1)  Failure to pay any part of the Indebtedness when due.

          (2)  Any Event of Default under the Loan Agreement.

     Subject to Section l1 of the Loan Agreement upon an Event of Default, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, contingent on and with actions of senior secured parties. Subject to Section 11 of the Loan Agreement, after deducting all reasonable expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

     Subject to Section 11 of the Loan Agreement upon an Event of Default, Holder is further empowered to collect or cause to be collected or otherwise be converted into money all or any part of the Collateral, by suit or otherwise and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned. Whenever any item of the Collateral shall not be paid for when due, or otherwise any default with respect to the Collateral shall exist, whether or not the Indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such items of the Collateral as are granted in respect thereof in case of nonpayment of the Indebtedness, or any part thereof, when due.

     The Debtor agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The Debtor shall pay all expenses of any nature associated with the collection and curing of default of this note. Holder is authorized to pay at any time and from time to time any or all such expenses and charge interest thereon at the rate specified in the Loan Agreement.

     The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the Debtor or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect to any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, any guaranty and any other document (or any of them), sold, assigned, transferred, pledged or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder as if said purchaser, assignee, transferee, or pledgee were originally named as payee in this Note and in said application or applications.

     The release, waiver or forbearance by the Holder to require the performance of any duty or obligation owed to it by Debtor, shall not act as a waiver of the future compliance by Debtor of the same or any like or similar obligation.

     This promissory note is given as evidence of a loan made by the Holder, pursuant to the CDBG Interim Financing Business Grant which is subject to the terms and conditions of a Loan Agreement and a Security Agreement of even date.

     The provision of this note shall be deemed made in Kansas, construed in accordance with Kansas law and shall both bind and benefit Debtor, its successors, assigns, guarantors, endorsers, and any other person or entity now or hereafter liable hereon.

     Dated this ___ day of December, 1993.

                                           Bagcraft Corporation of America

                                           By: _________________________________
                                               Mark F. Santacrose,
                                               Executive Vice President

                           A C K N O W L E D G M E N T
                           ---------------------------

( STATE OF ILLINOIS )

( COUNTY OF COOK )

     BE IT REMEMBERED, that on this _____ day of December, 1993, before me, the undersigned, a Notary Public, in and for the County and State aforesaid, came Mark F. Santacrose, Executive Vice President of Bagcraft of America, a corporation duly organized and incorporated, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument of writing on behalf of said corporation, and such person acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.



                                              __________________________________
                                              Notary Public

My Appointment Expires:______________________

                                   Exhibit "B"

                                 STATE OF KANSAS

                       INTERIM (FLOAT) FINANCING AGREEMENT

                          GRANT AGREEMENT NO. 93-FL-297

                                   between the

                                 STATE OF KANSAS
                        DEPARTMENT OF COMMERCE & HOUSING

                                     and the

                         CITY OF BAXTER SPRINGS, KANSAS

I.   Grant Agreement
     ---------------

A. This Interim Financing Agreement, hereinafter called "Agreement," is between the State of Kansas, Department of Commerce & Housing, hereinafter called "Department," and the City of Baxter Springs, Kansas, hereinafter called the "Grantee." This Agreement consists of the body and the following attachments which are Incorporated herein:

          (1)  Original Loan Agreement and attachments as follows:
               A. Subordinated Promissory Note
               B. Application and Interim Financing Agreement
               C. Collateral Listing
               D. Security Agreement with Senior Lender
               E. Security Agreement with Bagcraft
          (2)  Filed UCC's

B. Together these documents embody the entire Agreement between the Department and Grantee with respect to this grant program. All prior agreements, representations, statements, negotiations, and understandings, either written or oral, with respect to this program are hereby superseded.

II.  Authority
     ---------

A. This Agreement is financed in part through a grant provided to the Department by the United States Department of Housing and Urban Development
     (HUD) under Title 1 of the Federal Housing and Community Development Act of 1974, as amended (42 USC 5301 et. seq.), hereinafter called the "Federal Act." As provided in the Federal Act, the State of Kansas, through the Department, has elected to administer the federal program of Small Cities Community Development Block Grants.

B. The Department, in accordance with the provisions of K.S.A. 74-5001 et. seq., hereinafter called "the State Act," has approved the application of the Grantee and awarded funds for the purpose of supporting the Grantee's Community Development Program.

C. In the event of changes in any applicable Federal regulations and/or law, this Agreement shall be deemed to be amended when required to comply with any regulation or law as amended.

III. Description of Activities
     -------------------------

Grantee agrees to perform, or cause to be performed, the work specified in the first 12 month period shown on the Project Source and Use Form Included in the APPROVED PROJECT APPLICATION (Attachment B).

A.   The Loan and the Rate.
     ---------------------

     Subject to the terms and conditions of this Agreement, the Grantee hereby agrees to lend to Bagcraft Corporation of America, hereinafter called the "Borrower," the amount of Five Million Dollars ($5,000,000), hereinafter called the "Loan," at an interest rate of zero (0%).

B.   The Term and the Repayment.
     --------------------------

     The term of the loan shall be twelve (12) months from date of execution of this Agreement. No repayment of principal or interest will be due until the end of the fifth year, except in the event of default. Early repayment of all or any part of this loan is permitted without penalty. All repayment will first be applied against any outstanding interest accrual, and then against the principal balance.

C.   Collateral
     ----------

     Perfection by the Grantee of any security interest in personal or real property offered as collateral in the project described in the Approved Project Application (Attachment B) will not be considered complete until written State approval is provided to the Grantee.

D.   Default Provisions.
     ------------------

     In the event that Borrower defaults on the terms of the attached Loan Agreement, Promissory Note or Security Agreement, the loan becomes due and payable, and then the Grantee must, at the direction of the Department, foreclose on any security provided and use its best efforts to collect any unpaid balance of the note, and to remit to the Department, after payment of reasonable recovery and collection costs and expenses, all recaptured principal, interest and all funds recovered through legal recourse and other means.

     Nothing herein shall be construed as intending to impose any direct obligation upon the Grantee, as a guarantor of Borrower's achievement of the project. The taxing power of Grantee is not pledged to the refund of grant funds in the event of Borrower's default and the obligations of Grantee hereunder shall not constitute a general obligation of Grantee, nor shall it constitute an indebtedness of the Grantee within the meeting of any constitutional, statutory or charter provision, limitation or restriction.

E.   The loan may be renewed for annual periods by KDOC&H.

IV.  Period of Performance
     ---------------------

The period of performance for all activities provided for by this Agreement shall commence on the date of execution of this Agreement ("Commencement Date"), and shall be complete within the term of the loan, except for closeout and other such activities as are agreed to in writing by the Department.

V.   Compensation
     ------------

A. In consideration of the Grantee's performance of the work required under this Agreement and the Grantee's compliance with the terms and conditions of this Agreement, the Department shall provide the Grantee the total sum of

     Five Million Dollars ($5,000,000) in Community Development Block Grant funds, to be used with matching funds of $_________________ from sources specified in the Application, in accomplishment of the activities referred to in this Agreement.

B. It is expressly understood and agreed that in no event will the total program funds provided by the Department exceed the sum of Five Million Dollars ($5,000,000). Any additional funds required to complete the program activities set forth In this Agreement will be the sole responsibility of the Grantee, and not the responsibility of the Department.

C. The Grantee understands that this Agreement is funded In whole or in part by federal funds. In the unlikely event the federal funds supporting this Agreement become unavailable or are reduced, the Department may terminate or amend this Agreement and will not be obligated to pay the Grantee from State revenues.

D. It is hereby agreed that funds committed to be provided by the Department are conditioned upon the availability and use of funds to be provided by the Grantee from other sources. In the event any portion of the funds required to be provided by the Grantee pursuant to subsection (A) of paragraph V are not made available or used for activities specified in the Application, the Department may, in its discretion, withdraw or reduce proportionately the funds to be provided to the Grantee pursuant to that same subsection. It is understood that program income from any grant received from the Department either presently open or closed shall be used in lieu of drawing additional CDBG funds.

E. The Grantee shall not anticipate future funding from the Department beyond the duration of this Agreement and in no event shall this Agreement be construed as a commitment by the Department to expend funds beyond the termination of this Agreement.

VI.  Indemnification
     ---------------

The Grantee shall indemnify, defend, and hold harmless the State and its officers and employees from any liabilities, claims, suits, judgments, and damages arising as a result of the performance of the obligations under this Agreement by the Grantee or any subgrantee, contractor, subcontractor or person. The liability of the Grantee under this Agreement shall continue after the termination of the Agreement with respect to any liabilities, claims, suits, judgments, and damages resulting from ads occurring prior to termination of this Agreement.

VII.   Program Costs

A.   No "administration" costs will be paid out of CDBG grant monies.

B. The notification date for the grant under this Agreement is ______________, at which date the Grantee may begin to incur reasonable costs for Environmental Studies, Planning, Administrative Costs, Program Engineering and Design, and Public Information; to the extent they are applicable to the program and after project commencement date. However, except as may be otherwise agreed to in writing by the Department, Grantee reimbursement will not exceed ten (10) percent of the total grant amount for costs incurred or monies spent prior to the successful resolution of all issues arising from the environmental-related local and State public comment periods.

C. Any program activities performed by the Grantee in the period between notification of award and execution of this Agreement shall be performed at the sole risk of the Grantee. In the event this agreement should not become effective, the Department shall be under no obligation to pay the Grantee for any costs incurred or monies spent in connection with program activities, or to otherwise pay for any activities performed during such period. However, upon execution of this Agreement, all Program Costs incurred in connection with approved activities performed during this period shall be reimbursed in accordance with the terms and conditions of this Agreement.

D. At any time during the period of performance under this Agreement, and upon receipt of the progress and financial reports and the close-out documents, the Department may review all Program Costs incurred by the Grantee and all payments made to date. Upon such review the Department shall disallow any items of expense which are determined to not be allowable or are determined to be in excess of approved expenditures; and shall by written notice specifying the disallowed expenditures, inform the Grantee of any such disallowance.

E. If the Department disallows costs for which payment has not yet been made, it shall refuse to pay such cost. If payment has been made with respect to costs which are subsequently disallowed, the Department may deduct the amount of disallowed costs from any future payments under this Agreement or require that the Grantee rotund the amount of the disallowed costs.

VIII. Requisition of Grant Funds

A. The Grantee shall be entitled to receive requisitioned funds from the Department only in accordance with its actual and immediate cash requirements and only when the total of federal funds remaining on hand in the depository account does not exceed $5,000 and is insufficient to meet immediate disbursement needs.

B. A Request for Funds submitted by the Grantee shall include as part of the request a summary listing of invoice numbers and dates, payroll references, check numbers/dates/amounts, and other such information to substantiate use of Federal funds and local funds by Source.

C. The Grantee shall establish procedures to insure that any amounts of cash in excess of the limits set forth in (A) above shall be expended within three (3) days of receipt of the funds in the depository account.

D. Cash advances made by the Grantee to subgrantees shall conform to the same standards of timing and of amount as apply to the Grantee under this Agreement.

E. Amounts withheld from contractor to assure satisfactory completion of work shall not be paid until the Grantee has received a final payment request from the contractor and has certified the work is complete and satisfactory.

F. The Department may terminate advance financing and require the Grantee to finance its operations with its own working capital should it be determined by the Department that the Grantee is unwilling or unable to establish procedures to minimize the time lapsing between cash advances and disbursement. Payments to the Grantee should be made only as reimbursement for actual cash disbursements.

IX.  Depositories for Program Funds

A. The Grantee shall maintain a separate fund for money received under the Kansas Community Development Program. Into this fund shall be deposited:

     1. Moneys received from the Department as funds for this particular grant exclusively.

     2.   Program income earned through program activities.

B. Any interest earned, prior to disbursement, on advances of grant funds shall be remitted to the State for subsequent return to the United States Treasury.

X.  Financial Management

Grantees shall establish and maintain a system which assures effective control over and accountability for all funds, property and other assets used in the Community Development Program. The system must comply with the Department's audit requirements (OMB Circular A-128).

XI.  Monitoring and Reporting

A. The Grantee shall monitor the activities of the Community Development Program, including those of contractors and subcontractors, to assure that all program requirements are being met.

B. The Grantee shall submit Quarterly Progress Reports, Financial Reports and Civil Rights Compliance Forms to the Department. The reporting periods consist of January/February/March, April/May/June, July/August/September, and October/November/December. Quarterly Progress Financial Reports, Civil Rights Compliance Forms are to be submitted to the Department on or before ten (10) days after the end of each quarter (April 10, July 10, October 10, and January 10). A Quarterly Progress Financial Report and Civil Rights Compliance Form shall be submitted for each quarter, or portion thereof, during the Period of Performance as provided in Section IV.

C. The Grantee shall submit a completed packet of close-out documents no later than ninety (90) days following the Completion Date.

D. From time to time, as requested in writing by the Department, the Grantee shall submit such data and other information as the Department may require.

E. Failure on the part of a Grantee, its subgrantee, or the loan recipient to report as required or respond to requests for data or information shall be grounds for suspension or termination of the Grant.

XII.  Bonding and Insurance

A. When administering federal grants and subgrants, a Grantee may follow its own requirements and practices with respect to: (1) bonding of employees and contractors, and (2) insurance. Federal grantor agencies are not permitted to impose requirements beyond those listed below. The government_wide grants management common rule, "Uniform Administrative Requirements for Grants to State and Local Governments," contains bonding requirements only for circumstances when a grantee contracts for construction or facility improvement (including alteration and renovation) and the bids and contracts exceed $100,000. The following types of bonds are required in the "Procurement" section of the common rule:

     . A 100 percent "performance bond" on the part of the contractor to secure fulfillment of all of the contractor's obligations under the contract; and

     . A 100 percent "payment bond" on the part of the contractor to assure payment, as required by law, of all persons supplying labor and materials as part of work provided under the contract.

B. The Department reserves the right to promulgate and enforce bonding procedures and requirements applicable to any project.

C. All bonds shall be procured from a surety company registered and licensed to do business in the State of Kansas and countersigned by its Kansas resident agent.

XIII.  Program Income

A. Program Income, as defined in Attachment E of OMB Circular A-102, means gross income earned by the Grantee from activities supported by grants made by the Department under the provisions of the Federal Act, or as otherwise defined by the Department.

     1.   Program income includes, but is not limited to:

          (a) Proceeds from the disposition by sale or long term lease of real property purchased with CDBG funds, or other assets collateralizing the loan herein;

          (b) Income from the temporary use of leasing of properties acquired with CDBG funds pending the disposition of such income.

          (c) Recapture of Principal and Interest from loans made with grant or revolving loan fund proceeds.

     2. The Grantee has been made aware of the State's policies in connection with recapture of program income, including details surrounding the Grantee's option to retain the program income for future use. The Grantee hereby explicitly declines to retain any CDBG program income. Program Income shall be repaid to KDOC&H within three (3) days of receipt from the borrower.

XIV.  Program Closeout Procedures

A. Program closeout is the process by which the Department determines that all applicable administrative and financial actions and all required work of the program, including audit and resolution of audit findings, have been completed or that there are no additional benefits likely to occur by the continuation of program activities or costs. All findings from Department monitoring visits must be cleared by Grantee prior to closeout certification.

B. The Completion Date is the date specified in Section IV, Period of Performance, of this Agreement or amendments thereto, on which assistance ends for all program activities, except those required to complete the closeout or the date on which the Grant is terminated.

C. The Grantee shall submit to the Department close-out documents covering the entire program within ninety (90) days of completion date. One copy of the documents must be placed where other program documents are available for public review and at least one copy must remain in the Grantee's files. The Department may grant extensions in writing to the time for submission of these documents when so requested by the Grantee in writing.

D. Incomplete or incorrect closeout documentation will be returned to the Grantee by the Department. The Grantee shall have 30 days to return the closeout documentation corrected. If closeout documentation is not corrected within 30 days the Grantee surrenders any capacity for local reuse.

E. The Grantee shall account for any property acquired with grant funds, or received from the federal or state government in accordance with the

     Department's property management procedures set forth in Attachment N of OMB Circular A-102.

XV.  Suspension

A. The Department may suspend the grant, in whole or in part, at any time during the Grant Period, and upon reasonable notice to the Grantee withhold further payments or prohibit the Grantee from incurring additional obligations of grant funds when it is determined that the Grantee has failed to substantially comply with the conditions of this Agreement. This will be done pending corrective action by the Grantee or a decision by the Department to terminate the grant. The Department shall allow all necessary and proper costs which the Grantee could not reasonably avoid during the period of suspension.

XVI.  Termination for Convenience

A. The Department or Grantee may terminate the grant in whole, or in part, when both parties agree that the continuation of the program would not produce beneficial results commensurate with the further expenditure of funds.

B. The two parties shall agree upon the termination conditions, including the effective date and, in the case of partial terminations, the portion to be terminated.

C. The Grantee shall not incur new obligations for the terminated portion after the effective date, and shall cancel as many outstanding obligations as possible. The Grantee shall be allowed full credit for noncancelable obligations properly incurred prior to termination.

XVII.  Termination-for-Cause

A. The Department, after reasonable notice, may terminate the grant, in whole or in part, at any time during the Grant Period when it is determined that the Grantee has failed to substantially comply with the conditions of this Agreement. The Department shall notify the Grantee in writing of the determination and the reasons for the termination, together with the effective date and may initiate procedures to recapture all funds advanced to Grantee.

B. Payments made to the Grantee or recoveries by the Department under grants which have been suspended or terminated for cause shall be in accordance with the legal rights and liabilities of the parties.

XVIII.  Audit Requirements

A. The Grantee shall arrange for the performance of annual financial/ compliance audits of the grant project. All audits must be performed by an independent qualified auditor. The audit period is identical with the Grantee's regular fiscal year. The audit(s) will be conducted in accordance with the requirements set forth in the audit section of the Kansas CDBG Handbook, which are based on the U.S. Single Audit Act of 1984 and Office of Management and Budget (OMB) Circular A-128.

     1. If the grantee receives $100,000 or more of federal financial assistance from all sources during the local fiscal year, an A-128 audit is required. An A-128 audit covers the Grantee's entire operation, not just the grant project.

     2. If the grantee receives more than $25,000 but less than $100,000 of total federal financial assistance during the local fiscal year, the grantee has the option of either an A-128 audit or a grant_specific audit conducted on a fiscal year basis. The grant_specific audit must include a schedule of Federal Financial Assistance.

     3. If the Grantee receives less than $25,000 of total Federal Financial Assistance during the local fiscal year, the Grantee is exempt from Federal audit requirements. The Grantee must still comply with applicable state and local audit requirements where applicable.

B. Grantees are required to submit one copy of a fiscal year audit report covering the program. The audit reports shall be sent within 30 days after the completion of the audit, but no later than one year after the end of the audit period unless agreed.to by the Department.

XIX.  Retention of and Access to Records
     ----------------------------------

A. Financial records, supporting documents, statistical records, and all other records pertinent to this program shall be retained in accordance with the Department's Procedures (Attachment C of OMB Circular A-102).

B. Authorized representatives of the Department, the Secretary of HUD, the Inspector General of the United States, or the U.S. General Accounting Office shall have access to all books, accounts, records, reports, files, papers, things, or property belonging to, or in use by, the Grantee and/or loan recipient pertaining to the administration of this grant and the receipt of assistance under the Small Cities CDBG program as may be necessary to make audits, examinations, excerpts, and transcripts for a period of three years subsequent to a grant closeout.

C. Any contract entered into by the Grantee shall contain language comparable to Paragraph (B) so as to assure access by authorized parties to the pertinent records of any subgrantee, contractor, or subcontractor.

D. Failure on the part of a Grantee or a loan recipient to allow said access shall be cause for the Department to initiate suspension procedures.

XX.  Conflict of Interest
     --------------------

A. In the procurement of supplies, equipment, construction and services by Grantees, the conflict of interest provisions, Attachment O of OMB Circulars A-102 and A-110, respectively, shall apply. In all cases not governed by the provisions of said Circulars, the provisions of subsection
     (b) 24 CFR 570.611 shall apply.

B. No member of the Governing Body, officer or employee of the Grantee, or its designees or agents, or any other person who exercises any functions or responsibilities with respect to the program assisted by this Agreement during his/her tenure or for one year thereafter, shall have any direct interest in any contract or subcontract, or the proceeds thereof, for the work to be performed in connection with the program.

C. The Grantee shall incorporate, or cause to be incorporated, in all contracts a provision prohibiting such interest pursuant to the intent of this Section.

D. The Grantee shall not employ, nor shall permit any third party to employ any employee of the Department.

XXI. Equal Opportunity
     -----------------
In addition to all equal opportunity provisions and the Assurances incorporated by reference herein, the Grantee agrees to comply with all of the requirements of the Kansas Acts Against Discrimination relating to fair employment practices to the extent applicable and shall cause the foregoing provisions to be inserted in all contracts with third parties for any work covered by this Agreement so that such provisions will be binding upon such third parties.

Grantee will conduct and administer the grant in conformity with Title VI of the Civil Rights Act of 1964 (42 USC 2000d et seq., as amended).

XXII. Waiver of Enforcement
      ---------------------

A waiver by the Department of the right to enforce any provision of this Agreement shall not be deemed a waiver of the right to enforce each and all of the provisions herein.

XXIII.  Revisions, Amendments and Approvals
        -----------------------------------

A. The Grantee may revise the amounts listed in the "Total" column in the PROJECT SOURCE AND USE FORM of the APPROVED PROJECT APPLICATION (Attachment
     A); provided that:

     1. the cumulative effect of the revision(s) is not to increase or decrease the total amount(s) budgeted for any Activity by more than ten (10) percent and the "Total Budget" is not changed;

     2. the revision will not significantly change the scope, location or objectives of the approved activities; and

     3.   the Department is provided written notification of the revision(s).

B. The Grantee shall notify the Department if, through the use of other funds, there is an intention to expand, enhance, or add to the scope of the program covered by the Agreement or there is a proposal to undertake activities that will have an impact upon the buildings, areas, or activities of this program. The Department reserves the right to require an amendment to this Agreement if deemed necessary.

C.   Any other changes to this Agreement shall constitute an amendment.

D. Amendments to the terms and conditions of this Agreement shall not become effective unless reduced to writing, numbered, signed by the Secretary of the Department, passed by Resolution of the governing body, and signed by the duly authorized representative of the Grantee.

E.   This Agreement shall be construed in accordance with the laws of Kansas.

F. We, the undersigned, have read and understood the above document and hereby agree to the terms and conditions contained herein. This Agreement is binding and legally enforceable on all heirs, successors, and assigns.

Dated by the Department this _____ day of ______________, 19___.

                                     STATE OF KANSAS
                                     DEPARTMENT OF COMMERCE & HOUSING


                                     By:________________________________________
                                        Deputy Secretary for Commerce & Housing


                                     By: _______________________________________
                                              Notary Public, State of Kansas

__________________________, Kansas
         (Grantee)

By:_______________________________
          (Name) (Title)




                  (SEAL)

ATTEST: __________________________
            (For the Grantee)

                                                                    ATTACHMENT A

                               SPECIAL CONDITIONS

In addition to the general terms and conditions of this Agreement, the Grantee and the Department hereby agree to the following Special Conditions:

          1.   As provided In Section VIII., Program Costs E., the Notification
                                             -------------
               of Award for the grant under this Agreement is dated ___________.

          2.   As provided In Section XII., Monitoring and Reporting, B, the
                                            ------------------------
               Grantee shall submit Quarterly Progress and Financial Reports to the Department. The reporting periods consist of January/ February/March, April/May/June/July/August/September and
               October/November/December. Quarterly Progress and Financial Reports are to be submitted to the Department on or before ten
               (10) days after the end of each quarter (April 10, July 10, October 10, and January 10). A Quarterly Progress and Financial Report shall be submitted for each quarter, or portion thereof, during the Period of Performance as provided in Section IV. Any extension of time approved by the Department will require additional Quarterly Progress and Financial Reports to be submitted in accordance with the above-referenced schedule.

          3.   As provided in Section IV, Period of Performance, all activities
                                          ---------------------
               assisted by this Agreement shall be completed on ________, except for those activities required to close out the program, such as the Final Program Report and the Final Audit Report.

          4.   As provided in Section XII., Monitoring and Reporting, C., the
                                            ------------------------
               Grantee shall submit close-out documents to the Department on or before _____________.

          5. The Grantee shall not use funds that have been granted by HUD under the Federal Act, or which may have been accrued as a consequence of activities supported with such grant funds (program income), in whole or in part for the support of the Activities covered by this Grant Agreement without first having secured the express written approval of HUD.

          6. The Grantee shall be permitted to satisfy the program audit requirements of Section XVIII, Audit Requirements, by conducting a single municipal government-wide financial audit at the time of an annual audit provided for by Kansas law. Said audit will be completed on or before ___________. Grantees receiving federal assistance in any fiscal year must have an audit made in accordance with the Single Audit Act of 1984 (OMB Circular A-128) for such fiscal year unless exempted under OMB Circular A-128. Those Grantees having received $100,000 or more of total federal funds from all sources must have an annual audit.

          7. The Grantee shall submit a completed CONTRACT PROJECT BUDGET FORM and attach said form to the APPROVED PROJECT APPLICATION (Attachment B). The CONTRACT PROJECT BUDGET FORM shall fully account for all funds as stated in Section V., Compensation, A. and B.

          8. An Economic Development grant loaned to a business entity for job creation or retention will be repayable to the Department upon termination of grant agreement in the event that jobs created or retained fall short of the number committed to be created or retained in the grant application (Attachment B). Repayment of the grant will be an amount equal to the proportion of jobs not created or retained to the total number committed. Exceptions will be granted only on a case by case basis when extraordinary circumstances, as documented by the grantee, are judged to exist by the Department. The decision of the Department shall be final.

          9. Will require each unit of local government to be distributed Title 1 funds to adopt and enforce a policy prohibiting the use of excessive force by law enforcement agencies within its jurisdiction against any individuals engaged in nonviolent civil rights demonstrations in accordance with Section 519 of Public Law 101-144, (the 1990 HUD Appropriations Act).

          10. In addition to the above certifications, the undersigned also make the certification required which is attached regarding Lobbying.

                        CERTIFICATION REGARDING LOBBYING

     The undersigned certifies, to the best of his or her knowledge and belief, that:

          (1) No Federal appropriated funds have been paid or will be paid, by or on behalf of the undersigned, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

          (2) If any funds other than Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with this Federal contract, grant, loan, or cooperative agreement, the undersigned shall complete and submit Standard Form-LLL, "Disclosure Form to Report Lobbying," in accordance with its instructions.

          (3) The undersigned shall require that the language of this certification be included in the award documents for all subawards at all tiers (including subcontracts, subgrants, and contracts under grants, loans, and cooperative agreements) and that all subrecipients shall certify and disclose accordingly.

     This certification is a material representation of fact upon which reliance was placed when this transaction was made or entered into. Submission of this certification is a prerequisite for making or entering into this transaction imposed by Section 1352, Title 31, U.S. Code. Any person who fails to file the required certification shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each such failure.

                                                                    ATTACHMENT B

                         FINANCIAL MANAGEMENT CHECKLIST

To provide assurance that adequate financial procedures are in place prior to Disbursement of CDBG funds, the following information must be submitted for review. This form will be completed and forwarded as an attachment to the Grant Agreement.

     1.   Specifically, who [by title or position] performs the following tasks?

          (a)  Custodian of cash:
          (b)  Access to cash:
          (c) Custodian of cash records [books] including maintenance and filing:
          (d)  Access to records:
          (e)  Review of expenditures for eligibility/allowability:
          (f)  Review of expenditures compared to budget:
          (g)  Approval of expenditures:
          (h)  Preparation of requisitions:
          (i)  Preparation of purchase orders:
          (j)  Preparation of checks:
          (k)  Signing checks:
          (l)  Mailing/handling checks:
          (m)  Receipt of materials/supplies/services:
          (n)  Receipt of/handling of bills, invoices, statements:

     2.   Does financial management system include:
          (a)  Cash receipts journal/ledger?       [ ] Yes [ ] No
          (b)  Cash disbursement journal/ledger?   [ ] Yes [ ] No
          (c)  General ledger?                     [ ] Yes [ ] No

     3. If answer to 2a, 2b or 2c is "no," describe what books/records are used:

     4.   Are these separate records?              [ ] Yes [ ] No

     5.   Other/additional records/books used? If so, list:

Chief Elected Official:

                                    Exhibit C

                                   DSCRIPTION

-----------------------------------------------------------------------------------
SHEETER LINE, LINE #91, CONSISTING OF FAUSTEL_DIETZCOLAMINATOR, W/SGL.  FOIL ROLL P
SHEETER/SLITTER LINE, LINE #136, CONSISTING OF (2) KTI (KEENE TECHNOLOGY, INC.) UNW
BAG MACHINE, BEASLEY FRENCH, IN REPAIR AT INSP., SIDE PLATESREMOVED

                                  DSCRIPTION

-----------------------------------------------------------------------------------
SHEETER LINE, LINE #91, CONSISTING OF FAUSTEL_DIETZCOLAMINATOR, W/SGL. FOIL ROLL P
SHEETER/SLITTER LINE, LINE #136, CONSISTING OF (2) KTI (KEENE TECHNOLOGY, INC.) UNW
BAG MACHINE, BEASLEY FRENCH, IN REPAIR AT INSP., SIDE PLATESREMOVED

                                  DSCRIPTION

-----------------------------------------------------------------------------------
BAG LINE, DUPLEX FLAT PAPER, LINE #14, CONSISTING OF UNWINDSTAND, 30" W, W/FELT OR
FLAT & SQUARE PAPER BAG LINE, LINE #11, CONSISTING OF DUPLEXUNWIND STAND, 42" W, 3
FLAT & SQUARE PAPER BAG LINE, LINE #5, CONSISTING OF UNWINDSTAND, 24" W, 36" MAX.
FLAT & SQUARE PAPER BAG LINE, LINE #13, CONSISTING OF UNWINDSTAND, 36" W, W/PREV.
PLATE CYLINDERS, ANILOX ROLLERS, THROUGHOUT PLANT, (INFORMATION PROVIDED BY PRINCIP

                                  DSCRIPTION

-----------------------------------------------------------------------------------
BAG LINE, DUPLEX FLAT PAPER, LINE #14, CONSISTING OF UNWINDSTAND, 30" W, W/F
FLAT & SQUARE PAPER BAG LINE, LINE #11, CONSISTING OF DUPLEXUNWIND STAND, 42" W,3
FLAT & SQUARE PAPER LINE, LINE #5, CONSISTING OF UNWINDSTAND, 24" W, 36" MAX.
FLAT & SQUARE PAPER BAG LINE, LINE #13, CONSISTING OF UNWINDSTAND, 36" W, W/PREV.
PLATE CYLINDERS, ANILOX ROLLERS, THROUGHOUT PLANT, (INFORMATION PROVIDED BY PRINCIP

                                  DSCRIPTION

-----------------------------------------------------------------------------------
CONVEYOR, 60" x 12", 5-ROW, SKATE TYPE, TAG #J-21806
CHAIR, METAL, FOLDING
TYPEWRITER, IBM, SELECTRIC
TRAILER, UNIT #843, FRUEHAUF, MDL. F8Z8-F2-40, VINMAS467884 VAN TYPE, 1974, ADJ.
FILE, 4-DWR., LETTER, METAL, TAG #J-2187
PLATE CYLINDERS, ANILOX ROLLERS, THROUGHOUT PLANT, (INFORMATION PROVIDED BY PRINCIP
CALCULATOR, UNISONIC, MDL, XL-1149, DIGITAL READOUT, PRINTING
FIRE EXTINGUISHER, ABC TYPE, WALL MTB. "IMPROVEMENTS DUE TOFIRE CODE
COMPUTER TERMINAL, LYNKLYTE, S/N #1785, TAG #01025, KEYBOARDTAG #01052
TOOLS, MANUAL, HAND-HELD, INCL. ASSTD. CONDUIT BENDERS, HOSEREELS, SCREWDRIVERS, 8
TELEPHONE, SGL. LINE, PUSH-BUTTON, WALL MTD. *W/TELEPHONE SYSTEM
CABINET, TAG #J-21434, APPROX. 65" X 60' X 20", 2-DR., METAL, CUSTOM
CHAIRS, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, FABRIC UPH.
LADDER, 8', FIBERGLASS RAIL, ALUM. STEPS, WERNER
FIRST-AID KIT, WALL MTD.
CHAIR, SIDEARM, SWIVEL, W/CASTERS, TUBULAR METAL FRAME, VINYL/FABRIC UPH.
BLOWER, APPROX. 42" DIA. THROUGH-WALL, FRACTIONAL HP *IMPROVEMENTS
DESK, 36" X 72", METAL, DBL. PED., LAMINATE TOP, [0]
FANS, PED. TYPE, APPROX. 24" DIA., DAYTON, ADJ. HEIGHT STAND
CLOCK, ELEC., DAYTON
FIRE EXTINGUISHER, AMEREX, WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
HOIST, CHAINFALL, WVYI, 1/2 -TON, INCL. TROLLEY
AGITATORS, GRAYMILLS, MDL. H53-1/4, FRACTIONAL HP, SUPERFLOW FILTER, INCL. HOSE RE
CABINET, CUSTOM, WOOD, APPROX. 70" X 60" X 20", 2-DR., WOOD, CUSTOM, TAG #J-21123
EYEWASH STATION, BRADLEY, HAND ACTIVATED
VACUUM, INDUSTRIAL TYPE, DAYTON, MDL. 3Z283J, 20-GAL.
LADDER, 6', WOOD, [0]
CYLINDER LATHE, TAG #J-21143, FOR GRINDING CYLINDERS, PRATT & WHITNEY, INCL. BELT D
CHILLER, APPLICATION ENGINEERING, TAG #J-21418, MDL.MC-15-D/#, S/N 732177, R-22 RE
CABINET, 2-DR., STORAGE, 36" X 36" X 24", TAG #J-21129, [0]
WORKBENCH, APPROX. 48" X 24", INCL. 6" BENCH VISE, DBL. ENDBENCH GRINDER, TAG #J21
ARBOR PRESS, ENCO, TAG #J-21101, MDL. 3, BENCH MTD.
CARTS, A-FRAME TYPE, APPROX. 48" X 36", 2-SIDED, WELDED STEEL
DRILL, A.B. ARBOGA, NASKINER, TYPE GN-2508, S/N 301121E, 13' X 16' TABLE
RACK, TUBULAR STEEL, APPROX. 20' X 5' X 20", 2-TIER
HAND TOOL, ELEC., MILWAUKEE, DRILL, MAGNUM HOLESHOOTER, 1/2"

                                  DSCRIPTION
--------------------------------------------------------------------------------

SPACE HEATER, ARVIN, MDL. 1320
TOOLBOX, TAG #J-21107, 23" X 13-1/2" X 11-1/2", 6-DWR.
AIR CONDITIONER, THROUGH-WALL, GENERAL ELECTRIC, LOCATED INPLANT OFFICE, WINDOW TY
GRINDER, DBL. END, BENCH TYPE, TAG #J-21099, INCL.EYESHIELDS, PED. MTD., FRACTIONA
COMPUTER TERMINAL, LYNKLYTE, S/N 100381, TAG #01035, KEYBOARD TAG #01034
LATHE, SEBASTIAN, TAG #J-21096, S/N 106227R, APPROX. 62" CC, 16" SWING, INCL. 9" D
FILE, 4-DWR., LETTER, METAL, TAG #J-21871, LOCKING
VERTICAL MILLING MACHINE, SUPERMAX, S/N 80-106104, 9" X 42"TABLE, TAG #J-21095, MD
CHAIR, SIDEARM, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
LATHE, SUPERMAX, MDL. LG-1667, TAG #J-21094, S/N 84320, APPROX. 15" SWING, 8" 3-JA
CHAIRS, SIDEARM, TUBULAR METAL FRAME, WOOD ARMS, VINYL UPH.
GRINDER, BLACK & DECKER, M.D. DRILL BITSHARPENER, S/N 52106, MDL. 4300, BENCH TYPE
DESK, 30" X 60", DBL. PED., WOOD, INCL. GLASS TOP
FIRE EXTINGUISHER, C-0-TWO, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
BARREL PUMP, TUTHILL, SERIES 5200, MDL. F162
VERTICAL BANDSAW, 18" THROAT, 24" X 28" TABLE, TAG #J-21105, SAW TYPE 4V-18, S/N 4
WORKBENCH, APPROX. 78" x 30', TUBULAR STEEL BASE, WOOD TOP, INCL. 6" BENCH VISE, T
SHELVING SECTION, 36" X 24" X 12", MTD. ON 8" STAND, FORSMALL PARTS, PIGEONHOLE, 5
SHELVING SECTION, APPROX. 8' X 36" X 20", MULTI-TIER
CABINETS, 4-DWR., METAL, 17" X 17" X 13", FOR SMALL PARTS
FORKLIFT, CLARK, 6450.3 HRS. AT INSP., LPG, DUPLEXMAST, OVERHEAD GUARD, HARD TIRES
COMPUTER STAND, LAMINATE, APPROX. 48" OVERALL HEIGHT, 30" WX 28" D
HEAT GUN, [0]
CHAIR, METAL, FOLDING
TAPE DISPENSERS, TAPE SHOOTER, MANUAL
AIR CONDITIONER, THROUGH-WALL, FRIGIDAIRE, LOCATED IN PLANTOFFICE, WINDOW TYPE
CALCULATOR, DIGITAL READOUT, PRINTING
DESK, 36" X 72", METAL, DBL. PED., LAMINATE TOP
TELEPHONES, ITT, MULTI-LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
COMPUTER, DTK CORP., INCL. 5-1/4" & 3-1/2" FLOPPY DISKDRIVES, MDL. FEAT 5030, S/N
FILE, 4-DWR., LETTER, METAL, HON, LOCKING
COMPUTER PRINTER, STAR, MDL. MX-1000 RAINBOW
CHAIR, SIDEARM, SWIVEL, W/CASTERS, METAL FRAME, VINYL UPH., [0]
CABINET, 2-DR., METAL, LAMINATE TOP, HUNT LIT-WING, 20" X30" X 29" H
DESK, 30" X 60", WOOD, [0]
FILE, LEGAL, TAG #J-21868, METAL
FAN, 24" X 24", DAYTON, WINDOW TYPE
FIRE EXTINGUISHER, AMEREX, BC TYPE, WALL MTD. *IMPROVEMENTSDUE TO FIRE CODE
LAMINATOR, CUSTOM, 28", BEING BUILT AT INSP., [A]
FORKLIFT, TCM, LPG, OVERHEAD GUARD, HARD TIRES, 7301.8 HRS. AT INSP., MDL. FCG10N6,
CABINET, 2-DR., STORAGE, APPROX. 7' X 4-1/2' X 24"
FILES, 4-DWR., LETTER, METAL, HON, LOCKING, TAG #J-21866 &#J-21867, AVG.
LADDER, 4', FIBERGLASS FRAME, ALUM. STEPS, TAG #J-21430
CALCULATOR, CANON, MDL. P101-D, DIGITAL READOUT, PRINTING
PRINTING PRESS, 4-COLOR, REBUILT 7/93, WINDMOELLER SHOELSCHER, TAG #C-1001, TYPE Q
CHAIR, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
BAG MACHINE, WINDMOELLER & HOELSCHER, MACHINE TYPE CD535, S/N 7857, TAG #J-21640, C
VENDING MACHINE, COFFEE *VENDOR
HOPPER, WELDED METAL, 49" X 36" X 41", W/CASTERS, TAG#J-21497
MICROWAVE OVEN, LITTON, COMMERCIAL, SYSTEM 70-05
RACK, WELDED STEEL, TUBULAR, APPROX. 8' X 15', 2-SIDED, CANTILEVER TYPE, BOLTED TO

                                  DSCRIPTION
--------------------------------------------------------------------------------

TABLE, 60" X 30", METAL, LAMINATE TOP
STAND, IDLER TYPE, 18" X 2", ADJ. HEIGHT
AIR FILTER, CEILING SUSPENDED, AIR CLEANER IN BREAKROOM OF 2ND FLOOR
PRESSURE POT, 16" X 32", BINKS, S/N E08343, INCL. AIR REGULATOR & GAUGE, TAG #J-215
AIR CONDITIONER, THROUGH-WALL, WHITE-WESTINGHOUSE, LOCATEDIN PLANT OFFICE, WINDOW
HORIZONTAL BANDSAW, JET, BENCH MTD., MDL. HV8S-462, S/N963431, 1990, TAG #J-21114
TABLES, TUBULAR STEEL BASE, LAMINATE TOP, APPROX. 60" x 30", [0]
FIRE EXTINGUISHER, ABC, AMEREX *IMPROVEMENTS DUE TO FIRECODE
DRILL PRESS, FLOOR TYPE, TAG #J-21125, CRAFTSMAN, 15-1/2", S/N NOT VISIBLE
CABINET, 2-DR. STORAGE, 36" X 36" X 24", TAG #J-21885
AIR COMPRESSOR, HORIZ. TANK MTD., DAYTON, MDL. 2Z2038, TAG#021728, 3/4-HP
HAND TOOL, ELEC., SKILSAW, 7-1/4", MDL. 77
CRANE, TUBULAR STEEL FRAME, APPROX. 10' H, 20' SGL. GIRDERBRIDGE, INCL. CN LODESTA
CART, 24" X 48", TAG #J-21115, 2-DR. STORAGE
SERVICE RAMP, APPROX. 15', FOR FORKLIFTS, INCL. EXPANDED METAL OVER WOOD DECKING, W
FANS, 24" X 24", DAYTON, WINDOW TYPE
FIRE EXTINGUISHER, ABC TYPE *IMPROVEMENTS DUE TO FIRE CODE
WELDER, LINCOLN, AC/DC ARC WELDER, TAG #J-21111, S/N 9811602
HOPPERS, CECOR, MDL. TA-340-6R, WELDED METAL, 49" X 36" X41", W/CASTERS, [00], DAM
ACY/OXY SET, INCL. AIR REGULATORS & GAUGES, LEADS, TORCHES, CART, TAG #J-21112
TELEPHONE, SGL. LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
WELDER, MILLER, MILLERMATIC 200, S/N JK627278, TAG #J-21113
FIRE EXTINGUISHER, GENERAL, TRIPLEX, ABC TYPE *IMPROVEMENTS DUE TO FIRE CODE
HAND TOOL, GRINDER, ELEC., MDL. 4247, S/N 60343, BLACK & DECKER
BLOWER, APPROX. 42" DIA., THROUGH-WALL, FRACTIONAL HP* IMPROVEMENTS
WELDING TABLE, TAG #J-21116, 48" X 108", 2-TIER, INCL. 6" BENCH VISE
STAND, A-FRAME, APPROX. 5' X 4', 2-SIDED, H.D., TUBULARSTEEL, WELDED
PRESS, HYD., 94", INCL. VERT. HYD. CYL., TAG #J-21110, INCL.PUSH-BUTTON CONTROL, S
RACK, WELDED STEEL, 20' X 42" X 8', INCL. (5) CENTERUPRIGHTS, (2) A-FRAME END PIEC
AIR TANK, PORT., REFILLABLE, INCL. AIR REGULATOR & GAUGE SET
STAND, A-FRAME TYPE, APPROX. 48" X 36", 2-SIDED, WELDEDSTEEL
AIR CONDITIONER, THROUGH-WALL, FRIGIDAIRE, LOCATED IN PLANTOFFICE, WINDOW TYPE
RACK, WELDED STEEL, APPROX. 8' X 20' L X 42", INCL. (2)A-FRAME END PIECES, (5) CEN
SHELVING SECTION, PIGEONHOLE TYPE, 36" X 42" X 12", 9-TIER, INCL. SHELF DIVIDERS,
RACKS, 60" X 48", A-FRAME TYPE, 2-SIDED, FOR CYL. STORAGE, WELDED STEEL
CHAIR, SIDEARM, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
DOLLY, PLATFORM TYPE, APPROX. 48" x 24", TUBULAR STEEL PUSHBAR, W/CASTERS, WOOD DE
CHAIRS, METAL, FOLDING
FIRST-AID KIT, WALL MTD., INCL. CASE
SHEETER LINE, LINE #94, CONSISTING OF (1) UNWIND, BY BAGLEY& SEWAL CO., TYPE 54, S
FILE, 4-DWR., LETTER, METAL, LOCKING, TAG #J-21215, HOM,[B]
SHEETER/SLITTER LINE, LINE #90, CONSISTING OF SGL. ROLLUMWIND, TAG#21157, 40" MAX.
HOPPER, CECOR, WELDED METAL, 49" X 36" X 41", W/CASTERS, TAG#J-21890/J-21214
SHEETER/SLITTER LINE, LINE #127, CONSISTING OF CUSTOM SGL.ROLL UNWIND, TAG #21165,
CRANE, SGL. GIRDER, LIGHT DUTY, APPROX. 80-LF CRANEWAY, INCL. SGL. BEAM CROSS BAR,
DOCK PLATES, H.D., APPROX. 4' X 6'
RACKS, APPROX. 78" X 60" X 24", A-FRAME, 2-SIDED
FORKLIFT, CLARK, UNIT #15, MDL. GCS20, S/N 6138MB-0374-6310, 3675-LB. CAP., #994 HR
MOUNTING PRESS, HARLEY, MOUNTING & PROOF PRESS, S/N 4169, MDL. P1884, TAG #J-21213

                                  DSCRIPTION
--------------------------------------------------------------------------------

FORKLIFT, CLARK, UNIT #5, TAG #21705, 1129 HRS. AT INSP., ROPS, LPG, SOLID TIRES,
TABLE, GLASS TOP, METAL FRAME, APPROX. 60" x 24" x 42" H, INCL. PAPER DISPENSING R
SCALE, TOLEDO, TAG #21196, PORT., PLATFORM TYPE, STYLE 8211, FACTORY S/N 137707, M
SINK, UTILATWIN, SGL. COMPARTMENT, SGL. FAUCET, FOOTACTIVATED
CART, UTILITY TYPE, SHOP BUILT APPEAR., METAL, APPROX. 3' X5', [C]
MOUNTING PRESS, HARLEY, S/N 3061, MDL. PE1472, TAG #C1172,PROOF & MOUNTING PRESS
TABLE, SHOP BUILT APPEAR., INCL. 4" SWIVEL VISE, TAG #21803, INCL. OIT RDL. BG-64
CARTS, FOR CYLINDERS, 66" X 24", TUBULAR STEEL FRAME, H.D., STEEL CASTERS
TAPE DISPENSER, TAPE SHOOTER, MANUAL
SHELVING SECTIONS, APPROX. 8' X 10' X 44", SGL. TIER, [0]
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTSDUE TO FIRE CODE
SHELVING SECTIONS, APPROX. 8' X 10' X 44", SGL. TIER
TANK, PAINT TANK, USED FOR GLUE, APPROX. 50-GAL. CAP., BINKSAPPEAR., LOCKING LID
SHELVING SECTIONS, APPROX. 8' X 10' X 44", SGL. TIER, [0]
RACKS, FOR CYL. TRANSFER, [S], AVG.
FORKLIFT, CLARK, TAG #J-21710, MDL. C500-30, S/N235-108-5151, INCL. DUPLEX MAST, D
STOOL, METAL BASE, WOOD TOP
FIRE EXTINGUISHER, BC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
STOOL, METAL BASE, WOOD TOP
MICROWAVE OVEN, MONTGOMERY WARD, MDL. 400
TAPE DISPENSER, TAPE SHOOTER, MANUAL
WATER COOLER, ELKAY, FREE-STANDING
FANS, BOX TYPE, APPROX. 20" DIA.
ICE MACHINE, MANITOWOC, SERIES 400, TAG #J-21476
FAN, BOX TYPE, APPROX. 20" DIA.
VENDING MACHINE, SOFT DRINK *VENDOR
SCALE, DETECTO, MDL. D4570, S/N 2167, TAG #21824, BENCHTYPE BALANCE
DISPLAY CASE, CUSTOM, WOOD, APPROX. 48" X 7', WOOD FRAME, INCL. FLUOR. LIGHT FIXTU
FAN, BOX TYPE, APPROX. 20" DIA., [C-]
FILE, 4-DWR., LETTER, METAL, LOCKING, HOM, TAG #J-21851, [B]
TAPE DISPENSER, TAPE SHOOTER, MANUAL
CALCULATOR, SHARP, MDL. VX-1652, DIGITAL READOUT, PRINTING
STOOL, METAL BASE, WOOD BACK/SEAT
LIGHT FIXTURE, EMERGENCY, DUAL BEAM *IMPROVEMENTS
TABLES, METAL, APPROX. 3' X 4', SGL. LOWER SHELF
SETTEE, 2-SEAT, METAL FRAME, INCL. 24" X 24" METAL FRAMETABLE, W/LAMINATE TOP, VIN
TABLE, METAL, APPROX. 3' X 4', SGL. LOWER SHELF
BULLETIN BOARD, WOOD FRAME, GLASS DR., LOCKING, APPROX. 48"X 72"
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTSDUE TO FIRE CODE
TABLE, APPROX. 8' X 4', WELDED STEEL, WOOD TOP
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTSDUE TO FIRE CODE
JACK, 5-TON CAP., TAG #J-21730, MEYER
HOISTS, CM, 1-TON, 2-BUTTON PENDANT CONTROL, CHAIN TYPE, W/JIBS FROM BAG PRINTING
BARREL PUMP, TUTHILL, SERIES 5200, MDL. F-162
VACUUM, DAYTON, WET/DRY, 10-GAL. CAP., MDL. 2Z564F, TAG#21883
FILE, 4-DWR., LETTER, METAL. [00]
TABLE, METAL, APPROX. 3' X 5', SGL. LOWER SHELF, [C-]
CHAIRS, [00]
STOOL, METAL BASE, VINYL UPH. SEAT
CRIMPER, DAYCO, MDL. HP-30, BENCH MTD., INCL. MDL. P30CRIMPER, S/N 313R, 1984, TAG

                                  DSCRIPTION
--------------------------------------------------------------------------------

GLUER, LABEL GLUER, STIKFAST, MDL. SF-14, S/ND689-14/210-BCV, TAG #21826, DIAGRAPH
CARTS, 16" X 30" X 20", INCL. TUBULAR PUSH BAR
TAPE DISPENSER, TAPE SHOOTER, S/N 156279, MANUAL
LADDER, 11-STEP, INCL. GUARDRAILS
TABLE, FOLDING, METAL BASE, FORMICA TOP, APPROX. 30" x 6', [D-]
AIR TANK, INGERSOLL-RAND, ML MODULE, MDL. MLM-2, TAG#J-21721, [B]
TABLES, FOLDING, METAL BASE, FORMICA TOP, APPROX. 30" x 84", [C-]
FIRE EXTINGUISHER, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
CHAIRS, FOLDING METAL
COMPRESSED AIR DRYER, TAG #J-21720, MDL. 80500, S/N0311A-3-9006-64, R-22 REFRIGERA
SHELVING SECTIONS, PALLET TYPE, APPROX. 3' X 8' X 8', SGL.TIER, [0]
FIRE EXTINGUISHER, AMEREX, WALL MTD., ABC TYPE*IMPROVEMENTS DUE TO FIRE CODE
FIRE EXTINGUISHER, CART MTD., SGL. CYL.
BOILER, TAG #J-21726, FOR USE W/WAX SYSTEM, LATTNER ELEC.BOILER, MDL. 112BFP, S/N
TAPE DISPENSER, TAPE SHOOTER, MANUAL
DOLLY, PLATFORM TYPE, CUSTOM, WELDED STEEL, 6' X 36", H.D.
TAPE DISPENSER, TAPE SHOOTER, MANUAL
FREEZER, TAG #J-21477, REVCO, 26" X 34" X 36" OD
TABLE, METAL, APPROX. 3' X 4', SGL. LOWER SHELF
FIRE EXTINGUISHER, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
CABINETS, STORAGE, WOOD, APPROX. 30" X 3' X 30', [C]
TYPEWRITER, IBM, CORRECTING, SELECTRIC II, TAG #0104
CABINET, STORAGE, APPROX. 18" X 3' X 6', TAG #21882, [C-]
CALCULATOR, SHARP, MDL. QS-1660, DIGITAL READOUT, PRINTING
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTSDUE TO FIRE CODE
TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON, WALL MTD.*W/TELEPHONE SYSTEM
RACKS, WOOD, SHOP BUILT APPEAR., GEAR & SPACER RACK, [S]
CALCULATOR, SHARP, MDL. VX-1652A, DIGITAL READOUT, PRINTING
TABLE, METAL, APPROX. 3' X 5', SGL. LOWER SHELF
COMPUTER PRINTER, KONICA, BENCH TYPE, MDL. 1790, TAG #01042
SCALE, DETECTO, BALANCE TYPE, 120-LB. CAP., TABLE MODEL
COMPUTER TERMINAL, LYNKLYTE, S/N 007380, TAG #01003, KEYBOARD TAG #01059
CONVEYORS, SKATE ROLLER TYPE, W/SHOP BUILT TABLE, APPROX. 8'L
CALCULATOR, SHARP, MDL. VX-1652A, DIGITAL READOUT, PRINTING
CONVEYOR, APPROX. 8' L, ROLLER SKATE, W/SHOP BUILT TABLE, [S]
CHAIR, STRAIGHT BACK, METAL FRAME, VINYL UPH.
TAPE DISPENSER, TAPE SHOOTER, S/N 160058, MANUAL
DESK, 30' X 60', WOOD, DBL. PED., [0]
TABLES, PACK TABLE, CUSTOM SETUP AT END OF BAG LINES, METALFRAME, WOOD DECKING, AP
PRINTER STAND, LAMINATE, APPROX. 30" X 26" X 28", 2-TIER
COMPACTORS, BENCH MODEL, CUSTOM, W/SGL. PNEU, AIR  VALVE, [S]
DATA TRANSFER SWITCH, CNS
TABLE, METAL, APPROX. 18" X 3', SGL. LOWER SHELF
MODEM, HAYES, V SERIES, V.32, ULTRA SMARTMODEM 9600
CARTS, SHOP BUILT APPEAR., A-FRAME, FOR CYL. TRANSPORT, [S]
MODEM, UNIVERSAL DATA SYSTEMS, MDL. 9648T, TAG #01009
FIRE EXTINGUISHER, BRACKET WALL MTD., STOP-FIRE*IMPROVEMENTS DUE TO FIRE CODE
COMPUTER, DTK, INCL. 3-1/2" & 5-1/4" FLOPPY DISK DRIVES, MDL. FEAT 5031, INCL. ADC
TABLE, APPROX. 30" X 3', SGL. LOWER SHELF, [0]
SCALE, BEAM TYPE READOUT, HOMS, TAG #J-21184

                                  DSCRIPTION
--------------------------------------------------------------------------------

STOOL, METAL BASE, METAL SEAT
MICROWAVE OVEN, MAGIC CHEF, DIAL TYPE CONTROLS
TAPE DISPENSER, MFG. NOT VISIBLE, MANUAL
FILE, 4-DWR., LETTER, METAL, TAG #J-21864
COMPACTOR, BENCH MODEL, CUSTOM, W/SGL. PNEU. AIR VALVE, [S]
RACKS, FOR LPG TANK STORAGE, TUBULAR STEEL, 9-TANK CAP., APPROX. 48" X 48"
TABLE, SCISSOR LIFT TABLE, TAG # 21821, WOOD TOP, APPROX. 4' X 4', [C+]
FIRE EXTINGUISHER, WALL MTD., ABC TYPE *IMPROVEMENTS DUE TOFIRE CODE
TABLE, SCISSOR LIFT TABLE, WOOD TOP, APPROX. 4' X 4', [C+]
TEMPERATURE CONTROLLER, STERLCO, TAG #J-21643, MDL.F6016-BX, S/N 68717
FANS, PED. MTD., DAYTON, APPROX. 24" DIA., [C]
WORK PLATFORM, TAG #J-21458, 7-TIER
SCALE, DETECTO, BALANCE TYPE, 110-LB. CAP.
TABLE, APPROX. 48" x 36", METAL
STOOL, METAL BASE, VINYL UPH. SEAT, [0]
CHAIR METAL, FOLDING
FAN, BOX TYPE, APPOX. 20" DIA., [C]
SCALE, TAG #J-21442, DETECTO, 130-LB. CAP., BEAM TYPEREADOUT, BENCH TYPE
TAPE DISPENSER, TAPE SHOOTER, MANUAL
CHAIR, METAL, FABRIC UPH.
TABLE, ANGLE IRON, APPROX. 30" X 4', DUAL LOWER SHELVES, [0]
CONVEYOR, GRAVITY TYPE, 18" X 8', INCL. 16" X 2" DIA. ROLLS,3" CENTERS, CHANNEL FR
CONVEYOR, APPROX. 12", SKATE ROLLER TYPE, APPROX. 8' L, W/SHOP BUILT TABLE, [0]
TEST STAND, SERGEANT, BURET HOLDER
CONVEYOR, APPROX. 12", SKATE ROLLER TYPE, APPROX. 8' L, W/SHOP BUILT TABLE, [0]
CLOCK, DAYTON, WALL MTD., ELEC.
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
SHELVING SECTION, APPROX. 78" X 36" 12", 6-TIER
TABLE 60" X 32", METAL, LAMINATE TOP, 2-TIER
TABLE, METAL, APPROX. 30" X 3', SGL. LOWER SHELF
PACKAGING MACHINE, TEXWRAP, TAG #J-21436, MDL. 3022, S/N189-1290-018, HEAT SEALER,
STOOL, METAL BASE, WOOD BACK/SEAT
CONVEYOR, 8' X 12", 5-ROW, SKATE TYPE
TABLE, PACK TABLE, CUSTOM SETUP AT END OF BAG LINES, METALFRAME, WOOD DECKING, APP
TEMPERATURE CONTROLLER, STERL-TRONIC, TAG #0-21404, MDL.M8412-6X, S/N 68985
TAPE DISPENSER, TAPE SHOOTER, S/N 10298, MANUAL
TEMPERATURE CONTROLLER, STERLCO, TAG #J-21644, STERL-TROMICMDL. F6016-BX, S/N 6871
COMPACTOR, BENCH MODEL, CUSTOM, W/SGL. PNEU. AIR VALVE, [S]
HOPPER, WELDED METAL, 49" X 36" 41", W/CASTERS, TAG#J-21892
COMPACTOR, BENCH MODEL, CUSTOM, W/SGL. PNEU. AIR VALVE, [S]
MOP BUCKET, RUBBERMAID, W/WRINGER
GLUER, LABEL GLUER, STIKFAST, MDL. SF-14, S/N4992-14/339-BCV, DIAGRAPH CORP., TABL
CHAIR, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, FABRIC UPH.
TABLE, SHOP BUILT APPEAR., ANGLE IRON, FORMICA TOP, APPROX.3' X 3', SGL. LOWER SHE
CHAIR, SIDEARM, SWIVEL, W/CASTERS, VINYL UPH., [00]
PAINT POT, USED FOR GLUE STORAGE, BINKS APPEAR., APPROX.25-GAL. CAP., LOCKING LID
DESK, 30" X 60", METAL, [00]
PAINT POT, USED FOR GLUE STORAGE, BINKS APPEAR., APPROX.50-GAL. CAP., LOCKING LID
FILE, 4-DWR., LEGAL, HOM, LOCKING

                                  DSCRIPTION
--------------------------------------------------------------------------------

HOPPER, WELDED METAL, 49" X 36" X 41", W/CASTERS, TAG #21199
BARREL DOLLIES, TUBULAR STEEL, HARD TIRES
RACKS, PALLET TYPE, SGL. SHELF, APPROX. 3' X 9' X 8', [00]
BARREL DOLLY, TILTING, W/CASTERS, [0]
RACKS, PALLET TYPE, SGL. SHELF, APPROX. 3' X 9' X 8', [00]
CART, WELDED STEEL, FOR CYLINDERS, APPROX. 36" x 16"
PALLET LIFT, CROWN, HYD., HAND RELEASE, TAG #21545
STAND, A-FRAME, APPROX. 53" X 48", 2-SIDED, FOR CYL. STORAGE
FLAT & SQUARE PAPER BAG LINE, LINE #14, CONSISTING OF CUSTOMSGL. ROLL UNWIND, TAG
CABINETS, CUSTOM, WOOD, APPROX. 78" X 42" X 20, MULTI-TIER, [0]
FLAT & SQUARE PAPER BAG LINE, LINE #7, CONSISTING OF CUSTOMUNWIND STAND, DUAL ROLL
VACUUM, 16-GAL., MASTER MECHANIC, 2-HP, TAG #J-21470
FLAT & SQUARE PAPER BAG LINE, LINE #3, CONSISTING OF CUSTOMUNWIND STAND, DUAL ROLL
FILE, 4-DWR., LEGAL, TAG #J-21859
FLAT & SQUARE PAPER BAG LINE, LINE #2, CONSISTING OF DUALROLL PAYOUT STAND, TAG #2
TELEPHONE, SGL. LINE, PUSH-BUTTON, WALL MTD. *W/TELEPHONESYSTEM
FLAT & SQUARE PAPER BAG LINE, LINE #1, CONSISTING OF CUSTOMUNWIND, TAG #21085, (SG
INSECT ELECTROCUTER, CEILING SUSPENDED, APPROX. 60" X 24", DUAL BULB
FLAT & SQUARE PAPER BAG LINE, LINE #9, CONSISTING OF CUSTOMSGL. ROLL UNWIND, MANUA
RPM METER, SHIMPO, MDL. DT107, 6"
FLAT & SQUARE PAPER BAG LINE, LINE #5, CONSISTING OF SGL.ROLL UNWIND, SHOP BUILT A
TACHOMETER, RED LION, S/N E863515
FLAT & SQUARE PAPER BAG LINE, LINE #6, CONSISTING OF CUSTOMUNWIND STAND, SGL. ROLL
STOOLS, METAL, WOOD BACK/SEAT
FLAT & SQUARE PAPER BAG LINE, LINE #89, CONSISTING OF SGL. ROLL PAYOUT STAND. APPRO
CONVEYOR, 60" X 12", 5-ROW, SKATE TYPE, TAG #J-21480
FLAT & SQUARE PAPER BAG LINE, LINE #23, CONSISTING OF SGL.ROLL UNWIND; 32" MAX. CY
CASE SEALER, 3M-MATIC, TAG #J-21498, INCL. MICROJET 5X5 MDL.CPFLA0004 PRINTER, S/N
FLAT & SQUARE PAPER BAG LINE, LINE #4, CONSISTING OF SGL.ROLL UNWIND, ALUM. FRAME,
VACUUM, WET/DRY, SEARS, CRAFTSMAN, 3.50-HP, 16-GAL. CAP.
TABLE, APPROX. 3' X 4', W/BACK RACK, [OS]
LADDER, TAG #J-21181, APPROX. 7', WOOD
CHAIR, STRAIGHT BACK, VINYL UPH. BACK/SEAT. [0]
HOPPER, WELDED METAL, 49" X 36" X 41", W/CASTERS
BALER, HORIZ., TAG #21731, MFG. NOT VISIBLE, HORIZ., HYD., 30" X 40" OPENING
CONVEYOR, GRAVITY TYPE, 18"X 6', INCL. 16" X 2" DIA. ROLLS, 3" CENTERS, CHANNEL FR
FIRE SYSTEM, INCL. MAIN INLET, W/CONTROLLER *IMPROVEMENTS
PRESS, PNEU., PACKING PRESS, CUSTOM, SGL. CYL., VERT., INCL.24" X 36" TABLE, TAG #
FIRE EXTINGUISHER, AMEREX, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
PACKAGING MACHINE, WELDOTRON, MDL. 5105, S/N TD13951 HEATSEALER, L-TYPE, SHRINK TU
FORKLIFT, CLARK, 4000-LB. CAP., MDL. C40., S/N 396-QR-249, TAG #21706, ROPS, LPG, 1
CHAIR, METAL, FABRIC UPH.
AIR COMPRESSOR, WESTINGHOUSE, Y-TYPE, S/N 246965, TAG #21724, W/WESTINGHOUSE 5-HP N
SCALE, FAIRBANKS, 100-LB. CAP., BENCH MTD., BEAM TYPEREADOUT, TAG #J-21494
CART, M.D., METAL REINFORCED EDGING, SGL. METAL HAND PULL, WOOD DECKING, 4' X 6'
PUMPS, PNEU., DIAPHRAGM, MDL. F66053-311
BARREL HANDLING CLAMP, ECOA, 55-GAL., TAG # NOT VISIBLE
PUMP, PNEU., DIAPHRAGM TYPE, MDL. F66053-311
FIRE EXTINGUISHER, AMEREX, BRACKET WALL MTD., 10-LB.*IMPROVEMENTS DUE TO FIRE CODE
LADDER, 7-TIER, WOOD, [0]
SHELVING SECTION, APPROX. 4' X 9', W/CASTERS, USED AS SCAFFOLDING

                                  DSCRIPTION
--------------------------------------------------------------------------------

PRESSURE POT, 40" X 24" DIA. OD, BINKS, 50-GAL. CAP., INC. AIR REGULATOR & GAUGE
HEATER, BRYANT, DUAL BLOWER FANS, NATURAL GAS, NOT IN USE ATINSP., TAG #21547
FORKLIFT, NISSAN, TAG #J-21716, MDL. CPH#2A25V, S/NCPH02-920323, HARD TIRES, TRIPL
LADDER, WAREHOUSE TYPE, W/SAFETY RAILS, 5-STEP
CART, PLATFORM TYPE, 60" X 24", METAL FRAME, WOOD DECKING
FAN, BOX TYPE, APPROX. 20" DIA.
LADDER, 4-TIER, WOOD
FAN, PED. MTD., APPROX. 30" DIA., [C]
INSPECTION STAND, PROOFLITE, MACBETH, TAG #J-21195, INCL. FLUOR. LIGHT FIXTURES, 54
TANK, INSULATED, CARBON STEEL, HORIZ., 20000-GAL., HOT WATERHEATED, (FOR WAXERS),
STENCIL CUTTER, WEBER, STENMARK, MDL. 150
TANK, CONVERTED RAILROAD TANK, LOCATED ON CONCRETE SADDLE, 10000-GAL., HORIZ., JAC
TABLE, 10' X 4', WOOD
TANK, HORIZ., LPG *LEASED
PRESS, PNEU. PACKING TYPE, SGL. CYL., 2-HAND ACTIVATED, BENCH MTD.
FIRE EXTINGUISHER, GENERAL, BRACKET WALL MTD., 15-LB. *IMPROVEMENTS DUE TO FIRE CODE
WORKTABLE, APPROX. 72" X 42", 2-TIER, METAL, WOOD TOP, CUSTOM
PAINT POT, APPROX. 20-GAL. CAP., LOCKING TOP, NOT IN USE AT INSP., IN STORAGE
EYEWASH STATION, BRADLEY, HAND ACTIVATED, [B]
COMPACTOR, RAM JET, MARATHON, S/N 225-5969, HYD., W/HYD. UNIT, HORIZ., APPROX. 48"
MOP BUCKET, RUBBERMAID, W/WRINGER
TELEPHONE, SGL. LINE, WALL MTD. *W/TELEPHONE SYSTEM
FAN, 24" X 24", TOASTMASTER, WINDOW TYPE
FIRE EXTINGUISHER, GENERAL, 10-LB. BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE COD
ASSEMBLY STAND, D-MOUNT SYSTEM, S/N 2202, TAG#21677, INCL. MOUNTING CLAMPS, MOSSTY
FIRE EXTINGUISHER, GENERAL, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE COD
PUMPS, BARREL TYPE, TUTHILL, MDL. F162, TOKHEIM, MDL. NOT VISIBLE, PACER, MDL. HRV-
FIRE EXTINGUISHER, GENERAL, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE COD
FLOOR MACHINE, CLARKE, POLISHER, MDL. VP20
FIRE EXTINGUISHER, GENERAL, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
TAPE DISPENSER, ELEC., BETTER PACK, MDL. 555S, S/N #103597, [B]
FIRE EXTINGUISHER, GENERAL, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
TRAILER, UNIT #730, FRUEHAUF, MDL. FB8-F2-40, VIN MIR201463, 1973, 40', ADJ. JACK
FAN, PED. MTD., DAYTON, APPROX. 30" DIA.
DESK, 30" X 60", METAL, LAMINATE TOP, DBL. PED.
FAN, PED. MTD., DAYTON, APPROX. 34" DIA.
MACHINE VISE, CRAFTSMAN, 6", INCL. SWIVEL BASE, BENCH TYPE
RACK, CYL. TYPE, SHOP BUILT APPEAR., DBL. SIDED, A-FRAME, LOCATED ON H.D. CASTERS
CALCULATOR, TEXAS INSTRUMENTS, MDL. 5033 II, DIGITALREADOUT, PRINTING
HOIST, LODESTAR, TAG #21210, CN, 2-TON CAP., CHAIN TYPE, TOGGLE BUTTON PENDANT CON
AIR CONDITIONER, THROUGH-WALL, MFG. NOT VISIBLE, LOCATED INPLANT OFFICE, WINDOW TY
SLITTER REWINDER, CONSISTING OF UNWIND, TAG #21202, JOHNDUSEBERY, MDL. 683-SD, S/
SHELVING SECTION, APPROX. 62" X 26" X 12", 14-TIER, W/SHELFDIVIDERS, TAG #J-21126
HOPPERS, WELDED METAL, 49" X 36" X 41", W/CASTERS
LATHE, H.J. BOLZ, TAG #J-21102, SOUTH BEND, CAT. #6702, 3-1/2' BED, 10" SWING, 40'
FORKLIFT, TCM, MDL. FC6-20-K6, 4000-LB. CAP., S/N NOTVISIBLE, ROPS, LPG, SOLID HAR
ATTACHMENT, ERON, 8" MACHINE VISE
FIRE EXTINGUISHER, SENTRY, BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
TOOLBOX, CUSTOM, 24-1/2" X 28" X 22", 4-DWR., H.D., INCL. MANUAL HAND TOOLS, PIPES,

                                  DSCRIPTION
--------------------------------------------------------------------------------

TABLE, METAL BASE, METAL TOP, APPROX. 30" x 4', SGL. LOWERSHELF, TAG #21893
WORKBENCH, CUSTOM, WOOD, APPROX. 72" X 24", INCL. 6" BENCHVISE, W/SWIVEL BASE, TAG
HOIST, CN, 1-TON, TAG #21209, 2-BUTTON PENDANT CONTROL, CHAIN TYPE, W/CYL. SPREADE
CABINET, 2-DR., STORAGE, 36" X 36" X 24", [0]
SCALE, COLT INDUSTRIES, MDL. 1280A, 1000-LB. CAP., S/MGS91679, TAG #21207, PORT. P
GRINDER, DBL. END, BENCH TYPE, TAG #J-21100, VAN DORN, 10", S/N 219586, INCL. EYES
SLITTING LINE, CONSISTING OF SGL. ROLL UNWIND, TAG # NOT VISIBLE, MFG., NOT VISIBLE,
STAND, IDLER TYPE, APPROX. 16", ADJ. HEIGHT
CORE CUTTER, DUSENBERY, TAG #21205, S/N 765A6-F92753, 44" MAX. CORE CAP., FOOT ACTI
FIRE EXTINGUISHER, ABC TYPE, SENTRY, HALON *IMPROVEMENTS DUE TO FIRE CODE
LADDER, WAREHOUSE TYPE, 4-STEP, W/SAFETY RAILS, [00]
PAPER CUTTER, PREMIER
FORKLIFT, CLARK, TAG #21701, MDL. CF40B, S/N 258-587-1263, 4000-LB. CAP., SOLID TI
COMPUTER PRINTER, HEWLETT-PACKARD, PAINTJET, TAG #01033
SCALE, BALANCE TYPE, PORT. PLATFORM, TAX #21201, HOBART, MDL. 41-3132, 1000-LB. CA
COPIER, KONICA ROYAL, MDL. 1290, TAG #01039
TRIM HANDLING UNIT, QUICKDRAFT, MDL. KH456, S/N C-56793, INCL. APPROX. 14" DIA. BLO
DESK, 36" X 72", METAL, DBL. PED., LAMINATE TOP
FORKLIFT, CLARK, MDL. GCS15, S/N 6127-0024-6330FA, 0479 HRS. AT INSP., TAG #212714
AIR CONDITIONER, THROUGH-WALL, GIBSON, LOCATED IN PLANT OFFICE, WINDOW TYPE
LADDERS, WOOD, STEP TYPE, 8', AVG.
COMPUTER, CUMULUS, TAG # 01030, 3-1/2" & 5-1/4" FLOPPY DISDRIVES, MDL. A13250A0, S
MISCELLANEOUS, INCL. BUT NOT LIMITED TO: ASSTD. EQUIPMENT, IN STORAGE, NOT IN USE,
VENDING MACHINES, SNACK & SOFT DRINK *VENDOR
LAMINATOR, HOLWEG, TYPE FC-PJ, UNABLE TO CLOSELY INSP. DUETO INSTALLATION, NOT IN
WATER COOLER, FREE-STANDING, CORDLEY, TAG #J-21873, MDL. EHAD-10-1
MIXING TANK, TAG #21658, D.C. COOPER CO., MDL. 03-100-R, S/N 9561, SKID MTD., ELEC.
CHAIRS, METAL, FOLDING
MIXING TANK, 1979,  TAG #21659, D.C. COOPER CO., MDL. 00-100-R, S/N 9601, SKID MTD.,
VERTICAL BANDSAW, DURO, 16" THROAT, MDL. E3023, S/N 50288, [0], TAG #J-21127
MIXING TANK, TAG #21654, D.C. COOPER CO., MDL. 00-100-R, S/N 9598, SKID MTD., ELEC.
FORKLIFT, NISSAN, TAG #J-21717, MDL. CPH02A25PV, S/NCPH02P920540, PNEU. TIRES, LPG
TEMPERATURE CONTROLLER, STERL-TRONIC, MDL. & S/N NOT VISIBLE, NOT IN USE AT INSP.,
SHELVING SECTION, APPROX. 10' X 10' X 42", 2-TIER
LAMINATOR, HOLWEG, S/N TT304, TYPE FC-RS, TAG # NOT VISIBLE, APPROX. 28"W WEB CAP
FORKLIFT, CLARK, TAG #J-21708, DUPLEX MAST, OVERHEAD GUARD, HARD TIRES, 2392.4 HRS
LAMINATOR, HOLWEG, TAG #21646, APPROX. 28" W WEB CAP., W/WINDOW UNIT, NOT IN USE A
TELEPHONE, SGL. LINE, PUSH-BUTTON, WALL MTD. *W/TELEPHONE SYSTEM
FANS, BOX TYPE, APPROX. 20" DIA., NOT IN USE AT INSP., [C]
RACK, FREE-STANDING, APPROX. 48" X 36", 2-SIDED, FOR CYL. STORAGE, WELDED STEEL
HYDRAULIC UNIT, SELF-CONTAINED TANK, W/LINCOLN 5-HP MOTORDRIVE, RACINE PUMP, W/DIR
RACK, APPROX. 7' X 8' X 20", 7-TIER , TUBULAR STEEL, W/CASTERS
FIRE EXTINGUISHER, GENERAL, BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
FIRE EXTINGUISHER, AMEREX, ABC TYPE *IMPROVEMENTS DUE TO FIRECODE
TEMPERATURE CONTROLLER, STERLCO, MDL. 60073, S/N 22987, TAG#21406, W/DUAL FENWAL T
TELEPHONE, SGL. LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
STRAPPING MACHINE, WELD-LOC, TAG #21671, APPROX. 24" X 30" OPENING, W/SGL. ROLL PAY
CART, A-FRAME TYPE, APPROX. 72" X 48", 2-SIDED, WELDED STEEL
GLUE POT, APPROX. 50-GAL, CAP., BINKS, LOCKING TOP, PNEU. ACTIVATED, NOT IN USE AT
CABINET, 3-DR., METAL, APPROX. 24" X 16" X 14"
BAG MACHINE, BAG PRINT, TAG #21014, W/LEAD-IN FOLD TABLE, TAG #21015, (NAGEL-RYAN)

                                  DSCRIPTION
--------------------------------------------------------------------------------

SINK, UTILATWIN, DUAL COMPARTMENT, SGL. FAUCET
SHELVING SECTIONS, PALLET TYPE, APPROX. 4' X 8' X 8', SGL. SHELF, [C-]
CARTS, FOR CYLINDERS, 66" X 24", TUBULAR STEEL FRAME, H.D., STEEL CASTERS
CHILLER, STERLCO, MDL. 60168, S/N 21394, TAG #21674, NOT INUSE AT INSP., IN STORAG
SHELVING SECTION, APPROX. 8' X 10' X 44", SGL. TIER, INTERLAKE
BAG MACHINE, WINDMOELLER & HOELSCHER, MATADOR 26, INCL. LEAD-IN ROLLS & ALL ACCESS.
FIRE EXTINGUISHER, BC TYPE, SGL. BOTTLE, PORT., INCL. CART, MDL. NOT VISIBLE
UNWIND, CUSTOM, TAG # NOT VISIBLE, APPROX. 30" PNEU. SHAFT, [0], NOT IN USE AT INS
VAULT, WALK-IN, DUAL DRS. *IMPROVEMENTS
UNWIND, CUSTOM, DUAL HEAD, 48" W SHAFT CAP., SKID MTD., [A]
VENDING MACHINE, VENDO, SNACK *VENDOR
PACKAGING LINE, W/L-BAR SEALER, APPROX. 20" X 20", SHOPBUILT APPEAR., TAG # NOT VI
PALLET LIFT, ROL-LIFT, 4500-LB. CAP., TAG #J-21588
SHRINK TUNNEL, CRYOVAC, MDL. 6577, S/N 6030473, TAG #21300, 20" W PASS-THROUGH CON
CHAIRS, METAL, FOLDING, AVG.
HEAT SEALER, L-BAR, WELDOTRON, MDL. 5201A-P, S/N FJ24652, TAG #21482, APPROX. 12" I
MIRROR, CORNER TYPE, APPROX. 24" DIA.
HEATING UNITS, BRYANT, CEILING SUSPENDED, W/DUAL FORCED AIRUNITS, NOT IN USE AT IN
LADDER, 8', WOOD [0]
LAMINATORS, MFG. NOT VISIBLE, UNABLE TO CLOSELY INSP. DUE TOINSTALLATION, NO IN U
DESK, 30" X 60", DBL. PED., WOOD, [00]
UNWIND, TAG #21634, APPROX. 30" W CAP., NOT IN USE AT INSP., IN STORAGE
WORKBENCH, APPROX. 78" X 36" X 24", METAL, INCL. 4" COLUMBIAN BENCH VISE, [0]
HYDRAULIC UNIT, SELF-CONTAINED TANK, W/LINCOLN 5-HP MOTORDRIVE, INCL. SCHROEDER DI
ENGINE DOLLY, MFG. NOT VISIBLE, TUBULAR STEEL FRAME
LAMINATOR, SGL. HEAD, MFG. NOT VISIBLE, UNABLE TO CLOSELY INSP. DUE TO INSTALLATION
AIR DRYER, ZURN, TAG #J-21723, MDL. HL-30, S/N HL-2159
BAG MACHINE, NESTCO, TAG #21636, W/ALL ACCESS., NOT IN USEAT INSP., IN STORAGE, [0
AIR COMPRESSOR, GARDNER-DENVER, ELECTRA-SAVER II, TAG #J-21719, MDL. EOTONE, S/N M5
TANKS, FOR GLUE, BINKS, APPROX. 50-GAL. CAP., W/LOCKINGLID, PNEU. ACTIVATED, NOT I
WAX PUMPS, BLACKNER, MDL. FRA, TAG #J-21727 & TAG # J-21735, 3-HP, CENTRIFUGAL, INC
AIR DRYER, APPLICATION ENGINEERING, TAG #21525, IN STORAGE, NOT IN USE AT INSP., [
LADDER, 3-TIER, METAL, INCL. GUARDRAILS
AIR DRYER, APPLICATION ENGINEERING, TAG #21526, IN STORAGE, NOT IN USE AT INSP., [
COMPUTER TERMINAL, LYNKLYTE, S/N 005449, TAG #01017, KEYBOARD TAG #01064
LAMINATOR, H.G. WEBER, TAX #1223, UNABLE TO CLOSELY INSP. DUE TO STORAGE, 30" MAX.
COMPUTER TERMINAL, LYNKLYTE, S/N #16979, TAG #01027, KEYBOARD TAG #01001
LAMINATOR, H.G. WEBER, UNABLE TO CLOSELY INSP. DUE TO STORAGE, 30" MAX. WEB CAP., S
COMPUTER  PRINTER, IBM, MDL. 4234, DOT BAND TYPE, S/N4234-41-16240
HEAT SEALER, L-BAR, SERGEANT, 20" X 20" L-BAR, INCL. ALLIED AUTO. PAYOUT, W/SPEED C
CHAIR, SIDEARM, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
SHELVING SECTIONS, DISASSEMBLED, PALLET TYPE, INCL. VERT. STANDARDS, CROSS MEMBERS,
DESK, COMPUTER TYPE, APPROX. 60" X 30", INCL. TOP MTD. BOOKCASE
TABLE, FOLDING, METAL BASE, LAMINATE TOP, 30" X 8'
POWER CONTROL CENTER, EFI, MDL. EDP2000, INCL. STATIC BAR
FAN, BOX TYPE, APPROX. 48" DIA., V-BELT MOTOR DRIVE, [C], NOT IN USE AT INSP.
COMPUTER DISK DRIVE, IBM, MDL. 5394-018, S/N 23-11568, TAG # 01008, INCL. 3-1/2" FLO
FAN, TAG #21180, BOX TYPE, APPROX. 48" DIA., V-BELT MOTORDRIVE, [C], NOT IN USE AT
CALCULATOR, CANON, MDL. P101-D, DIGITAL READOUT, PRINTING

                                  DSCRIPTION
--------------------------------------------------------------------------------

PLATFORM LIFT, ECONOMY, TAG #21673, APPROX. 30" X 3', 750-LB. CAP.
PALLET WRAPPER, 72" DIA. TABLE, TAG #J-21185, LAN-WRAPPER, V-SERIES, MDL. & S/N MO
LADDER, WOOD, STEP TYPE, 8', [C]
CHAIR, METAL,  FOLDING
LADDER, WOOD, STEP TYPE, 8', [C]
FIRE EXTINGUISHER, BC TYPE, KIDDE
DESKS, METAL, DBL. PED., 5-DWR., APPROX. 30" X 5', LAMINATETOP, [C-], NOT IN USE A
CONVEYOR, 8' X 12", 5-ROW, SKATE TYPE
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD., GENERAL *IMPROVEMENTS DUE TO FIRE COD
TABLE, 42" X 72", METAL, LAMINATE TOP, 2-TIER, CUSTOM
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD., GENERAL *IMPROVEMENTS DUE TO FIRE COD
CALIBRATION STAND, MDL. 103TEL, INCL. PRINTER, MDC, MDL. 103P, W/DIGITAL READOUT
RACKS, PALLET TYPE, APPROX. 3' X 10' X 8', SGL. SHELF, [00]
SCALE, BENCH MTD., TAG #21449, FAIRBANKS, BEAN TYPE READOUT, [0]
RACK, PALLET TYPE, APPROX. 3' X 10' X 8', SGL. SHELF, [00]
PRESS, PNEU., PACKING PRESS, CUSTOM, SGL. CYL., VERT., INCL. 24" X 36" TABLE, TAG #
RACKS, SHOP BUILT APPEAR., BUILT-IN, FOR 55-GAL. BARRELSTORAGE *IMPROVEMENTS
TEMPERATURE CONTROLLER, STERL-TRONIC, TAG #J-21405, MDL. M8412-GX, S/N 56696
BARREL HANDLING CLAMP, ECOA, TAG # NOT VISIBLE, [C]
RINSE TANK,  APPROX. 8' X 24' X 36"
SHRINK TUNNEL, WELDOTRON APPEAR., PASS-THROUGH CONVEYOR, APPROX. 24" W, UNABLE TO
BUILDING, PORT., APPROX. 12' X 8' X 10', INCL. PERIMETERWINDOWS, SGL. ENTRY DR., W
HEAT SEALER, L-BAR, MFG. NOT VISIBLE, TAG #21173, APPROX. 12" X 12" BAR, W/PASS-THR
FILE, 4-DWR., LEGAL, SPITZERS, LOCKING, TAG #J-21858
CASE SEALER, TAPER, 3N, SERIES 7R, MDL. 27800, S/N 2093, TAG # 21450, TOP & BOTTOM T
FIRE EXTINGUISHER, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
FIRE EXTINGUISHER 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
STAND, A-FRAME, APPROX. 72" X 72", 2-SIDED, FOR CYL. STORAGE
FIRE EXTINGUISHER, 10-LB., BRACKET WALL MTD. *IMPROVEMENTS DUE TO FIRE CODE
CART, TUBULAR STEEL, FOR CYLINDERS, APPROX. 36" X 20"
LADDER, WAREHOUSE TYPE, 6-STEP, W/SAFETY RAILS, [C]
INSECT ELECTROCUTERS, CEILING SUSPENDED, APPROX. 60' X 24", DUAL BULB
LADDER, WAREHOUSE TYPE, 6-STEP, W/SAFETY RAILS, [C]
PAPER JOGGER, FMC, SYNTRON, MDL. J50-8, S/N L81636, TAG # J-21175
FORKLIFT, CLARK, TAG #21702, MDL. CF50, S/N 399-553-768, 5000-LB. CAP., ROPS, 0776
TABLE, APPROX. 78" X 24", 2-TIER, METAL, LAMINATE TOP
HAND TRUCK, WOOD HANDLES, METAL FRAME
FANS, PED. MTD., DAYTON, APPROX. 24" DIA., [C]
LADDER, 3-TIER, EXPANDED METAL STEPS, [C]
WELDER, LINCOLN, MDL. AC-225, CODE #9291-603, TAG #21734, COMP. W/LEADS
CONVEYOR, GRAVITY TYPE, 18" X 6', INCL. 16" X 2" DIA. ROLLS, 3" CENTERS, CHANNEL FR
CONVEYOR, 6' X 12", 5-ROW, SKATE TYPE, TAG #J-21484
BATTERY CHARGER, SOLAR, TAG #21729, COMP. W/LEADS, CART MTD.
WATER COOLER, SUNROC, TAG #J-21177
CRIMPER, HOSE CRIMP, PIONEER, PARKRIMP, BENCH MODEL, MDL. 80C-081, S/N 10010, W/HYD
HOPPER, WELDED METAL, 49" X 36" X 41", W/CASTERS
SHEETER LINE, LINE #83, CONSISTING OF LANGSTON DUAL UNWIND, MDL. 143, S/N 894941,
HEAT GUNS, FRACTIONAL HP, [0]
AMPLIFIER, BOGEN, FLEX-PAK, MDL. CHS-100A, SOLID STATE
AGITATOR, FRACTIONAL HP, AGITATOR, FRACTIONAL HP, PNEU., FOR INK POT, [0]

                                  DSCRIPTION
--------------------------------------------------------------------------------

FAN, 24" X 24", DAYTON, WINDOW TYPE
CART, TUBULAR STEEL, APPROX. 30" X 20", HARD TIRES
RACK, CUSTOM, WELDED, APPROX. 65" X 48" X 24", 5-TIER
TEST INSTRUMENT, SYMBOL, MSI LASER CHEK II, INCL. PORT.DATA PRINTER
RACK, CUSTOM, WELDED, APPROX. 65" X 48" X 24", 5-TIER
FAN, 24" X 24", TOASTMASTER, WINDOW TYPE
FILES, 4-DWR., LETTER, METAL, ASSTD., [0]
TRAILER, UNIT #498, MFG. NOT VISIBLE, 40', ADJ. JACK LEGS, TANDEM AXLE, DUAL REAR
FILES, 4-DWR., LETTER, METAL
VENDING MACHINE, SOFT DRINK *VENDOR
VACUUM, UPRIGHT, HOOVER, CONVERTIBLE
RACK, WELDED STEEL, APPROX. 8' X 15' X 20', WELDED STEEL, 7-TIER
REFRIGERATOR, SEARS, COLDSPOT, MDL. 253761690, S/N 03148, INCL. FREEZER
PUMP, PNEU., ARO, DIAPHRAGM TYPE, MDL. 666053-388
TELEVISION, PHILCO, CABINET STYLE, TAG #01049, LAMINATECABINET, MDL. C2572EPC, S/N
TRAILER, UNIT #647, TRAILMOBILE, S/N K33561, MDL. A11A-1SAU, 40", ADJ. JACK LEGS,
BOOKCASE, CUSTOM, WOOD, APPROX. 60" X 20" X 12", 5-TIER
FURNITURE, LISTED THROUGHOUT MACHINE SHOP AREA, INCL. CUSTOMWOOD WORKBENCHES, CABI
BOOKCASE, CUSTOM, WOOD, APPROX. 7' X 20" X 6", 7-TIER
FILE, 4-DWR., LETTER, METAL, HOM, TAG #J-21801
BOOKCASE, APPROX. 42" X 30" X 12", 3-TIER, LAMINATE
STAND, CYLINDER TYPE, 2-SIDED, APPROX. 48" X 42", 4-TIER
CHAIR, SIDEARM, SWIVEL, W/CASTERS, WOOD FRAME, VINYL/FABRICUPH., [00]
HAND TOOL, SANDER, ELEC., MILWAUKEE, DRILL, MAGNUMHOLESHOOTER, 1/2", CAT. #6140, S
DESK, IRREGULAR SHAPED, 40" X 72", DBL. PED., WOOD
ATTACHMENT, LIANG YU, 6" MACHINE VISE, MDL. NOT VISIBLE
CHAIR, SIDEARM, WOOD ARMS, TUBULAR METAL FRAME, VINYL UPH.
HORIZONTAL BANDSAW, KALAMAZOO, MDL. H9AW, S/N 12.377, TAG#J-21104
SETTEE, INCL. (2) VINYL UPH. CHAIRS, TUBULAR METAL FRAME, CENTER 24" X 24" TABLE,
COMPUTER TERMINAL, LYNKLYTE, S/N 004107, TAG #01029, KEYBOARD TAG #01021
CHAIR, SIDEARM, WOOD ARMS, METAL FRAME, VINYL UPH.
CLOCK, QUARTZ, VIZET
TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON, WALL MTD. *W/TELEPHONE SYSTEM
FIRE EXTINGUISHERS, BC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
CHAIR, STRAIGHT BACK, METAL FRAME, VINYL/FABRIC UPH.
DESK, 36" X 48", METAL, LAMINATE TOP, SGL. PED.
TABLE, APPROX. 24" X 48", 3-DWR., LAMINATE, FOR FACSIMILEMACHINE
CLOCK, WESTCLOX
TELEPHONE, SGL. LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
FREEZER, CHEST TYPE, USED FOR STORAGE AT INSP., APPROX. 72"X 28"
CHAIR, STRAIGHT BACK, METAL FRAME, VINYL UPH.
FIRE EXTINGUISHER, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
FACSIMILE MACHINE, PITNEY BOWES, MDL. 8100, TAG #01044, S/N8186768
STANDS, A-FRAME, APPROX. 6' X 6', 2-SIDED, H.D., TUBULARSTEEL, WELDED
FILES, 4-DWR., LETTER, METAL, HOM, TAG #J-21844, #J-21842, #J-21841 & #J-21840
RACKS, CUSTOM, WELDED STEEL, 2-SIDED, FREE-STANDING, FORCYCLINDER STORAGE, APPROX.
TABLE, COMPUTER TYPE, 50" X 27" X 26" H, INCL. TOP MTD.SHELF, LAMINATE
LAMP, FLOOR., ADJ. ARM, BENCH TYPE
TYPEWRITER, IBM, WHEELWRITER 3, S/N 6746-11-0723332, TAG#01043
EYEWASH STATION, BRADLEY, HAND ACTIVATED
FILE, 2-DWR., LETTER, METAL, HOM, LOCKING, [B]

                                  DSCRIPTION
--------------------------------------------------------------------------------

CLEANING TANK, 48" X 36" X 38", INCL. APPROX. 10' MONORAIL, BUDGIT 1/4-TON CHAINFA
COMPUTER TERMINAL, NOT IN USE AT INSP., IN STORAGE, MFG. NOTVISIBLE, INCL. KEYBOAR
LADDER, APPROX. 6', LOUISVILLE, INCL. FIBERGLASS RAIL, ALUM.STEPS
CALCULATOR, CANON, MDL. P101, PRINTING
SHELVING SECTIONS, ASSTD., 2-TIER, BOLTED METAL, AVG. 32" HX 36" W X 12" D
FILES, HOM, 4-DWR., LOCKING, METAL, [B]
FILE, 2-DWR., LETTER, METAL, TAG #J-21865, [0]
FILE, 4-DWR., LETTER, METAL, [0]
SHELVING SECTIONS, APPROX. 8' X 10' X 44", SGL. TIER, [0]
CHAIR, STRAIGHT BACK, METAL FRAME, VINYL UPH.
RACKS, FOR CYLINDERS, APPROX. 6-1/2' X 6' X 24', A-FRAME, 2-SIDED, TUBULAR STEEL
CHAIR, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, VINYL UPH., [0]
TIME CLOCK, SIMPLEX, MDL. 1201, S/N T21760ED, INCL. CARDRACKS
CHAIRS, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, FABRIC UPH.
PRINTER STAND, APPROX. 26" X 20" X 30", LAMINATE
TYPEWRITER, TAG #01045, IBM, CORRECTING, SELECTRIC II, S/N266536386
SCALE, PLATFORM TYPE, 60" X 84", INCL. ENTRY RAMPS, DIGITALSCALE HEAD, WEIGH-TRONI
TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
CASE SEALER, 3M-MATIC , TAG #J-21445, MDL. 77R-28600, S/N5107, INCL. LOVESHAW MICRO
DESK, 30" X 60", METAL, LAMINATE TOP
LOCKER, 20-DR., METAL, APPROX. 52" X 72" X 12", [00]
SCALE, NETTLER, MDL. PM100, S/N G61980
PUMP, PNEU., DIAPHRAGM TYPE, MDL. F66053-311
COMPUTER PRINTER, TAG #01046, BROTHER, MDL. M1109
CAHIR, METAL, FOLDING
DESK, COMPUTER TYPE, 26" X 48" X 23", INCL. TOP SHELF, LAMINATE
CHAIR, METAL, FOLDING
MARKING MACHINE, SCANMARK, MARKER, MDL. SK4210, S/N 938294
FURNITURE, CUSTOM, WOOD, INCL. SHELVING & RACKS, THROUGHOUTPLATE DEPT.
COMPUTER, DFI, TAG #01062, INCL. 5-1/4" & 3-1/2" FLOPPY DISKDRIVES, 1993, S/N 9301
CHOP SAW, BLACK & DECKER, TAG #J-21732, CAT. #3934, S/N93185, CART MTD.
TRAILER, UNIT #994, STOUGHTON, 1979, MDL. ASV-453T-S, S/N78-2605-7, 45', ADJ. JACK
FIRE EXTINGUISHERS, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
TRAILER, UNIT #648, TRAILMOBILE, 1974, S/N L30215, MDL.A11A-1SAW, ABJ. JACK LEGS,
FIRE EXTINGUISHER, ABC TYPE, WALL MTD. *IMPROVEMENTS DUE TOFIRE CODE
TRAILER, UNIT #778, STOUGHTON, S/N 77-2454-5, MDL. ROADLINER402V0, 1977, ADJ. JACK
SHELVING SECTION, 34' X 24" X 12", 5-TIER, W/SHELF DIVIDERS
TRAILER, UNIT #600, FRUEHAUF, S/N FRV-MEM8609-18, 1970, ADJ.JACK LEGS, SLIDING TAN
VENDING MACHINE, COFFEE, INCL. DOLLAR BILL CHANGER, MNi*VENDOR
TRAILER, UNIT #1070, TRAILMOBILE, S/N S93623, 1977, SLIDINGTANDEM, DUAL REAR ACCESS
CLOCK, ELEC., WALL MTD., WESTCLOX
SANDER, COMB., 9" DISC, 5" BELT SANDER, BENCH MTD., TAG#J-21128
DESKS, DBL. PED., METAL, LAMINATE TOP
TABLE, APPROX. 48" X 48", IRREGULAR SHAPED, TUBULAR STEELBASE, WOOD TOP

                                  DSCRIPTION
--------------------------------------------------------------------------------

TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON, INCL. CORTELCOSWITCHBOARD *W/TELEPHONE SY
SCALE, CARDINAL, DETECTO, 50 I .01-LB. CAP., DIGITAL READOUT
DESK, 36" X 60", METAL, DBL. PED., 4-DWR., SGL. LAP DWR.
WORKBENCH, APPROX. 48" X 24", 2-TIER, METAL
COPIER, LANIER, MDL. 6540, TAG #05739, INCL DOCUMENT FEEDER & COLLATOR *LEASED
VACUUMS, INDUSTRIAL, WET/DRY, DAYTON OR SEARS CRAFTSMAN, 12-GAL. CAP., AVG.
CLOCK, WALL MTD., SUNBEAM, QUARTZ
FILE, 4-DWR., LETTER, METAL, LOCKING, TAG #J-21838
FILE, OPEN TOP, METAL, MFG. NOT INVISIBLE, LOCKING 12" X 28" x 24"
FILES, 4-DWR., LETTER, METAL, LOCKING, TAG #J-21802 & J-21803
LIGHT FIXTURES, DBL. BULB, FLOOR., 8', CEILING SUSPENDED
CHAIR, METAL, FOLDING
WORKBENCH, CUSTOM, METAL, GALVANIZED TOP, APPROX. 24" X 8' X 42", 2-TIER, INCL. CUS
SHELVING SECTION, 36" X 45" X 12", MTD. ON 8" STAND, FORSMALL PARTS, PIGEONHOLE, 9
CHAIR, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
FILE, 4-DWR., LETTER, METAL, HOM, TAG #J-21869
CHAIR, POSTURE, SWIVEL, W/CASTERS, METAL FRAME, VINYL/FABRICUPH.
MICROWAVE OVEN, LITTON, COMMERCIAL
CABINET, 3-DWR., METAL, 26" X 20" X 29"
FORKLIFT, YALE, MDL. 682C-020-HAS, LPG TYPE, S/N AK-132872, 2000-LB. CAP., TAG #J-
CABINET, TAG #J-21855, COLE-STEEL, 26" X 38" X 18", 10-DWR.
LADDER, 6-TIER, EXPANDED METAL STEPS, W/GUARDRAILS & CASTERS
LABEL DISPENSER, WEBER MARKING SYSTEMS, MDL. 50, S/N 5278
CABINET, 10-DWR., COLE-STEEL, TAG #J-21220, 26" X 38" X 18"
SPACE HEATER, TATUNG, ELEC.
SHELVING SECTIONS, APPROX. 8' X 10' X 44', SGL. TIER, INTERLAKE
SHEAR, NIAGARA, MANUAL, FOOT ACTIVATED, 32", MDL. 86-DEG.EDGE, TEMP. NO. 5, TAG #J
COMPUTER TERMINAL, LYNKLYTE, S/N 100274, TAG  #01037, KEYBOARD TAG #01036
TAPE DISPENSERS, TAPE SHOOTER, MANUAL
FILE, 4-DWR., LETTER, METAL, [00]
FILE, 4-DWR., LETTER, METAL, TAG #J-21854, WESCO, LOCKING
AIR COMPRESSOR, GARDNER-DENVER, TAG #J-21725, 30-HP, INCL. VERT. AIR RECEIVING TANK
STENCIL CUTTER, STENMARK, HDL. 150
CABINET, 2-DR., STORAGE, 39" X 21" X 25:, TAG #J-21850, W/CASTERS, [0]
TELEPHONES, ITT, MULTI-LINE, PUSH-BUTTON *W/TELEPHONE SYSTEM
MODEM, INTELIPORT, MDL. SDS5486LD, ISS.1
FAN, GALAXY, 3-SPEED, 16"
LADDER, 4-TIER, WOOD
FILE, 4-DWR., LETTER, METAL, TAG #J-21852
INSPECTION STAND, MACBETH, PROOFLITE, VIEWING SYSTEM, 53" X 31" WORK SURFACE
FILE, LEGAL, LOCKING, TAG #J-21853 FANS, CEILING SUSPENDED, 24" DIA.
CALCULATOR, CANON, MDL. MP120, DIGITAL READOUT, PRINTING
LADDER, 5', WOOD
DESK, DBL. PED., WOOD, 30" X 60", [0]
PACKAGING MACHINE, WELDOTRON, MDL. 5201A5, S/N KE31252, HEATSEALER, L-TYPE, INCL.
PRINTING STAND, LAMINATE, 24" X 24" X 29", MULTI-TIER
PAPER JOGGER, FMC, SYNTRON, MDL. J50, S/N U81445, TAG #J-21174
HALL TREE, METAL
CARTS, FOR CYLINDERS, 66" X 24", TUBULAR STEEL FRAME, H.D., STEEL CASTERS

TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON, CORTEL CORECEPTIONIST CONSOLE * W/TELEPHONE

                                  DSCRIPTION
--------------------------------------------------------------------------------

SHELVING SECTIONS, APPROX. 8' X 10' X 44, SGL. TIER, INTERLAKE
CALCULATOR, SHARP, MDL. CS-2800, DIGITAL READOUT, PRINTING
CLOCK, SUNBEAM, QUARTZ, WALL MTD.
FILE, 2-DWR., LETTER, METAL, LOCKING, HOM, TAG #3-21845
REFRIGERATOR, FRIGIDAIRE, TAG #J-21478, [0]
CHALKBOARD, 30" X 42", METAL FRAME
BULLETIN BOARD, WOOD FRAME, GLASS DRS., LOCKING, 48" X 72"
DESK, 36" X 72", DBL. PED., WOOD
BARREL PUMP, TOKHEIM, MDL. NOT VISIBLE
CHAIR, SIDEARM, METAL FRAME, WOOD ARMS, VINYL UPH.
BARREL PUMP, GASBOY, SUPER JET
FILE, 4-DWR., LETTER, METAL, TAG #J-21483
AIR COMPRESSOR, TAG #J-21722, 30-HP, GARDNER-DENVER, ELECTRA-SCREW, MDL. BESGA-313
FAN, ESKIMO, 24" X 24"
FIRE EXTINGUISHER, KIDDE, ABC TYPE *IMPROVEMENTS DUE TOFIRE CODE
LIGHT, FLOOR, SGL. BULB, DESK TYPE
COMPUTER PRINTER, OKIDATA, MICROLINE 391 PLUS, 24-PIN, TAG #01028
CALCULATOR, CANNON, MDL. MP310, DIGITAL READOUT, PRINTING
TYPEWRITER, IBM, WHEELWRITER 3, TAG #01050, S/N6746-11-0724372
TELEPHONE, ITT, MULTI-LINE, PUSH-BUTTON, RECEPTIONIST CONSOLE *W/TELEPHONE SYSTEM
COMPUTER PRINTER, OKIDATA, MICROLINE 591, TAG #01055, 24-PIN
DESK, 36" X 72", METAL, LAMINATE TOP, DBL. PED.
FIRE EXTINGUISHERS, GENERAL, ABC TYPE *IMPROVEMENTS DUE TOFIRE CODE
STAND, METAL, LAMINATE TOP, INCL. CASTERS, 2-DR. STORAGE, 20" X 29" X 31"
SHOP TRUCK, 2-WHEEL, TUBULAR METAL
TABLE, 60" X 30", METAL, LAMINATE TOP
CASE SEALER, 3M-MATIC, TAG #J-21483, MDL. 77R-18500, S/N1102, INCL. LOVESHAW MICRO
POWER SUPPLY, PTI INDUSTRIES, DATA SHIELD, MDL. XT-300, S/N873080000, BACKUP POWER
PACKAGING MACHINE, TEXWRAP, TAG #J-21446, MDL. 3022 HEATSEALER, S/N 189-0391-022
COMPUTER, DFI, MAYNSTREAM 60, TAG #01060, INCL. 5-1/4" & 3-1/2" FLOPPY DISK DRIVES,
CONVEYOR, GRAVITY TYPE, 18" X 60", INCL. 16" X 2" DIA. ROLLS, 3" CENTERS, CHANNEL F
COMPUTER PRINTER, OKIDATA, MICROLINE 391 PLUS, 24-PIN, TAG #01026
PALLET LIFT, HYD., BLUE GIANT, TAG #J-21546, MDL. PT27-48, 5000-LB. CAP., S/N 8600
CHAIR, STRAIGHT BACK, METAL, VINYL/FABRIC UPH.
CALCULATOR, TEXAS INSTRUMENTS, MDL. TI-5160 II, DIGITAL READOUT, PRINTING, [0]
SCALE, POSTAGE TYPE, MONARCH, Y-LINE, MDL. Y5, 5-LB. CAP.
FIRE EXTINGUISHER, AMEREX, ABC TYPE *IMPROVEMENTS DUE TOFIRE CODE
BOOKCASE, 2-TIER, 30" X 36" X 13", METAL
CABINET, 2-DR., STORAGE, 36" X 36" X 24", TAG #J-21466, W/6" BENCH VISE, TAG #J-214
TABLE, 18" X 30" X 37" H
SCALE, DETECTO, BEAM TYPE, 130-LB. CAP.
COMPUTER PRINTER, IBM, PROPRINTER XL24, TAG #01014
PRESS, PNEU., PACKING PRESS, CUSTOM, SGL. CYL., VERT., INCL. 24" X 36" TABLE, TAG #
COMPUTER STAND, 48" X 28" X 26", INCL. TOP SHELF, SGL.  DWR., 2-DR., LAMINATE
CASE SEALER, 3M-MATIC, TAG #J-21675, INCL. MICROJET 5X5 MDL. CPFLA00004A PRINTER,, S/
COMPUTER TERMINAL, LYNKLYTE, S/N 002139, TAG #01004, KEYBOARD TAG #01016
TABLE, APPROX. 78" X 30", 2-TIER, METAL FRAME, LAMINATE TOP
TYPEWRITER, IBM, CORRECTING, SELECTRIC II, TAG #01041, S/N267152526
HOPPER, WELDED METAL, 49" X 36" X 41", W/CASTERS

                                  DSCRIPTION
--------------------------------------------------------------------------------

FIRE EXTINGUISHER, SENTRY, 10-LB. *IMPROVEMENTS DUE TO FIRECODE
RACKS, PALLET TYPE, LIGHT DUTY, APPROX. 4" X 8" X 10", [0]
TRUCK TRACTOR, UNIT #102, GNC, 9500 SERIES, DIESEL, TAG #21690, VIN TR1907V557053,
DOCK PLATE, H.D., METAL, APPROX. 4' X 5'
PALLET LIFT, L&S, TYPE HP-20, MDL. 27-42, S/N 12468, 2000-LB. CAP., FOOT ACTIVATED
FORKLIFT, TCR, MDL. FC62ONS, S/N 3160442, LPG, UNIT #21713, NAST MDL. FXX400-317,
CONVEYORS, SKATE ROLLER TYPE, 12" W#I#APPROX. 10' L, APPROX. (15), AVG.
TRAILER, UNIT #865, FRUEHAUF, HBL. F88-F2-42FF, S/__ __ AX512190, 42', ADJ. JACK LEGS,
AIR DRYER, ZURN, MDL. R-75A, S/N R-16675, 2-HP COMPRESSORMOTOR DRIVE, 1987, W/R12
DESK, DBL. PED., METAL, LAMINATE TOP, 30" X 60"
FORKLIFT, DATSUN, MDL. PF02, 4800-LB. CAP., CHASSIS S/NPF02-021771, 9858 HRS. AT I
TELEPHONE, MULTI-LINE, PUSH-BUTTON, AVG.
CHAIRS, CHROME FRAME, FABRIC UPH. BACK/SEAT
TELEPHONE, MULTI-LINE, PUSH-BUTTON, AVG.
LAWN MOWER, STAND-UP, WALK-BEHIND, 22", MURRAY, W/BRIGGS &STRATTON MOTOR DRIVE
BOOKCASES, 60" X 72", 5-TIER, WOOD, AVG.
TANKS, BINKS, (USED AS GLUE TANKS), LOCKING TOP, APPROX. 50-GAL. CAP., NOT IN USE A
MARKER BOARD, 30" X 42", INCL. COLLAPSIBLE EASEL
BATTERY CHARGER, MFG. NOT VISIBLE, LOCATED ON SHOP BUILTRACK, WALL MTD., W/LEADS,
LIGHTS, HIGH INTENSITY, BRACKET POLE MTD.
UNWIND, DIETZ, TAG #21686, 8" CAP., NOT IN USE AT INSP., INSTORAGE, [0]
TABLES, METAL, FOLDING, 72" X 30", LAMINATE TOP

                                  DSCRIPTION
--------------------------------------------------------------------------------

SHEETER LINE, INCL. LAMINATING PRINTING PRESS, UNIT #129, CONSISTING OF (3) LANGSTO
SHEETER LINE, INCL. LAMINATING PRINTING PRESS, UNIT #602, 45" W CAP., CONSISTING OF

                                  DSCRIPTION
--------------------------------------------------------------------------------

SHEETER LINE, INCL. LAMINATING PRINTING PRESS, UNIT #129, CONSISTING OF (3) LANGSTO
SHEETER LINE, INCL. LAMINATING PRINTING PRESS, UNIT #602, 45" W CAP., CONSISTING OF

                                   Exhibit D

--------------------------------------------------------------------------------


                                CREDIT AGREEMENT

                          Dated as of December 17, 1993

                                 by and between

                         BAGCRAFT CORPORATION OF AMERICA
                                   as Borrower

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                             as Agent and as Lender


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.   AMOUNT AND TERMS OF CREDIT................................................1
     1.1  Revolving Credit Advances............................................1
     1.2  Term Loan A..........................................................2
     1.3  Term Loan B..........................................................2
     1.4  Letters of Credit....................................................2
     1.5  Prepayment...........................................................2
     1.6  Single Loan..........................................................4
     1.7  Use of Proceeds......................................................4
     1.8  Interest on Revolving Credit Loan and Term Loans.....................4
     1.9  Eligible Accounts....................................................6
     1.10 Eligible Inventory...................................................6
     1.11 Fees.................................................................6
     1.12 Cash Management Systems..............................................7
     1.13 Receipt of Payments..................................................7
     1.14 Application and Allocation of Payments...............................7
     1.15 Loan Account and Accounting..........................................8
     1.16 Indemnity............................................................8
     1.17 Access...............................................................9
     1.18 Taxes...............................................................10
     1.19 Capital Adequacy and Other Adjustments..............................10

2.   CONDITIONS PRECEDENT.....................................................12
     2.1  Conditions to the Initial Revolving Credit Advance, Initial Letter
          of Credit Obligations and the Term Loans............................12
     2.2  Further Conditions to Each Revolving Credit Advance, Each
          Letter of Credit Obligation and Each Term Loan......................15

3.   REPRESENTATIONS AND WARRANTIES...........................................16
     3.1  Corporate Existence; Compliance with Law............................16
     3.2  Executive Offices...................................................17
     3.3  Corporate Power Authorization, Enforceable Obligations..............17
     3.4  Financial Statements, Pro Forma and Projections.....................17
     3.5  Collateral Reports..................................................17
     3.6  Material Adverse Effect.............................................18
     3.7  Ownership of Property; Liens........................................18
     3.8  Restrictions; No Default............................................19
     3.9  Labor Matters.......................................................19
     3.10 Ventures, Subsidiaries and Affiliates; Outstanding Stock
          and Indebtedness....................................................20


     3.11 Government Regulation...............................................20
     3.12 Margin Regulations..................................................20
     3.13 Taxes...............................................................21
     3.14 ERISA...............................................................22
     3.15 No Litigation.......................................................23
     3.16 Brokers.............................................................23
     3.17 Employment Matters..................................................24
     3.18 Patents Trademarks, Copyrights and Licenses.........................24
     3.19 Full Disclosure.....................................................24
     3.20 Hazardous Materials.................................................24
     3.21 Insurance Policies..................................................25
     3.22 Deposit and Disbursement Accounts...................................25
     3.23 Government Contracts................................................25
     3.24 Customer and Trade Relations........................................25
     3.25 Agreements and Other Documents......................................25

4.   FINANCIAL STATEMENTS AND INFORMATION.....................................26
     4.1  Reports and Notices.................................................26
     4.2  Communication with Accountants......................................26

5.   AFFIRMATIVE COVENANTS....................................................27
     5.1  Maintenance of Existence and Conduct of Business....................27
     5.2  Payment of Obligations..............................................27
     5.3  Books and Records...................................................28
     5.4  Litigation..........................................................28
     5.5  Insurance...........................................................28
     5.6  Compliance with Laws................................................29
     5.7  Agreements..........................................................30
     5.8  Supplemental Disclosure.............................................30
     5.9  Employee Plans......................................................30
     5.10 Environmental Matters...............................................30
     5.11 Landlords' Agreements, Bailee Letters and Mortgagee Agreements......31
     5.12 Leased Locations of Collateral......................................31
     5.13 Subsidiaries........................................................31
     5.14 Maintenance of Equipment and Fixtures...............................32
     5.15 Mortgages; Title Insurance; Surveys.................................32
     5.16 Purchase Offers.....................................................32
     5.17 Board of Directors..................................................32
     5.18 Termination of Accounts.............................................32



     5.19 Kansas Indebtedness.................................................33
     5.20 Kansas Facility.....................................................33

6.   NEGATIVE COVENANTS.......................................................33
     6.1  Mergers, Etc........................................................33
     6.2  Investments; Loans and Advances.....................................33
     6.3  Indebtedness........................................................33
     6.4  Employee Loans and Transactions.....................................34
     6.5  Capital Structure and Business......................................34
     6.6  Guaranteed Indebtedness.............................................34
     6.7  Liens...............................................................35
     6.8  Sale of Assets......................................................35
     6.9  Events of Default...................................................35
     6.10 ERISA...............................................................35
     6.11 Financial Covenants.................................................36
     6.12 Hazardous Materials.................................................36
     6.13 Sale-Leasebacks.....................................................36
     6.14 Cancellation of Indebtedness........................................36
     6.15 Restricted Payments.................................................37
     6.16 Leases..............................................................37
     6.17 Composition.........................................................37
     6.18 Fiscal Year.........................................................37
     6.19 Change of Corporate Name............................................37
     6.20 Sale of Stock.......................................................37
     6.21 Cash Management.....................................................37
     6.22 No Impairment of Upstreaming........................................38
     6.23 No Amendment........................................................38
     6.24 No Change in Management.............................................38

7.   TERM.....................................................................38
     7.1  Termination.........................................................38
     7.2  Survival of Obligations Upon Termination of Financing
          Arrangements........................................................38

8.   EVENTS OF DEFAULT: RIGHTS AND REMEDIES...................................39
     8.1  Events of Default...................................................39
     8.2  Remedies............................................................42
     8.3  Waivers by Borrower.................................................42

9.   ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT......................43
     9.1  Assignment and Participations.......................................43


     9.2   Appointment of Agent...............................................45
     9.3   Set-Off and Sharing of Payments....................................46
     9.4   Disbursement of Funds..............................................46
     9.5   Disbursements of Advances, Payments and Information................47

10.  SUCCESSORS AND ASSIGNS...................................................50
     10.1  Successors and Assigns.............................................50

11.  MISCELLANEOUS............................................................50
     11.1  Complete Agreement; Modification of Agreement......................50
     11.2  Amendments and Waivers.............................................50
     11.3  Fees and Expenses..................................................52
     11.4  No Waiver..........................................................53
     11.5  Remedies...........................................................53
     11.6  Severability.......................................................53
     11.7  Conflict of Terms..................................................54
     11.8  Authorized Signature...............................................54
     11.9  GOVERNING LAW......................................................54
     11.10 Notices............................................................55
     11.11 Section Titles.....................................................55
     11.12 Counterparts.......................................................56
     11.13 MUTUAL WAIVER OF JURY TRIAL........................................56
     11.14 Confidentiality....................................................56

                         INDEX OF EXHIBITS AND SCHEDULES
                         -------------------------------

Exhibit A           -     Form of Notice of Revolving Credit Advance
Exhibit B           -     Form of Borrowing Base Certificate
Exhibit C           -     Form of Revolving Credit Note
Exhibit D-1         -     Form of Term Loan A Note
Exhibit D-2         -     Form of Term Loan B Note
Exhibit E           -     Form of Security Agreement
Exhibit F           -     Form of Stock Pledge Agreement
Exhibit G           -     Form of Warrant

Schedule 1.1(a)     -     Responsible Individual
Schedule 1.9        -     Eligible Accounts
Schedule 1.10       -     Eligible Inventory
Schedule 2.1(h)     -     Affiliate Payments
Schedule 3.2        -     Executive Offices
Schedule 3.4        -     Financial Statements, Pro Forma and Projections
Schedule 3.5        -     Collateral Reports
Schedule 3.7        -     Real Estate and Leases
Schedule 3.9        -     Labor Matters
Schedule 3.10             Ventures, Subsidiaries and Affiliates; Outstanding Stock
                          and Indebtedness
Schedule 3.13       -     Tax Matters
Schedule 3.14       -     ERISA Plans
Schedule 3.15       -     Litigation
Schedule 3.17       -     Employment Matters
Schedule 3.18       -     Intellectual Property
Schedule 3.20       -     Hazardous Materials
Schedule 3.21       -     Insurance Policies
Schedule 3.22       -     Deposit and Disbursement Accounts
Schedule 3.23       -     Government Contracts
Schedule 4.1(a)     -     Financial Statements: Pro Forma and Projections --
                          Reporting
Schedule 4.1(b)     -     Collateral Reports
Schedule 5.1        -     Trade Names
Schedule 6.3        -     Indebtedness
Schedule 6.4        -     Affiliate and Employee Loans, Transactions and
                          Employment Agreements
Schedule 6.11       -     Financial Covenants
Schedule 11.8       -     Authorized Signatures
Schedule 11.10      -     Notice Addresses

Schedule A         -     Definitions
Schedule B-1       -     Term Loan A
Schedule B-2       -     Term Loan B
Schedule C         -     Letters of Credit
Schedule D         -     Cash Management Systems
Schedule E         -     Schedule of Documents
Schedule F         -     Revolving Loan Commitments
Schedule G-1       -     Term Loan A Commitments
Schedule G-2       -     Term Loan B Commitments

                                CREDIT AGREEMENT
                                ----------------

          This CREDIT AGREEMENT, dated as of December 17, 1993, is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.

                                    RECITALS
                                    --------

          A. Borrower desires to borrow up to Thirty-Eight Million Dollars ($38,000,000) from Lenders and Lenders are willing to make a senior credit facility of up to such amount available to Borrower subject to and upon the terms and conditions set forth herein.

          B. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to them in Schedule A. All Schedules, Exhibits and other attachments hereto, or expressly identified to this Agreement, are incorporated herein by reference, and taken together with this Agreement, shall constitute but a single agreement. These Recitals shall be construed as part of the Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1.  AMOUNT AND TERMS OF CREDIT

          1.1 Revolving Credit Advances. (a) Upon and subject to the terms and conditions hereof, each Lender agrees to make available, from time to time, until the Commitment Termination Date, for Borrower's use and upon the request of Borrower therefor, advances (each, a "Revolving Credit Advance") against Eligible Accounts and Eligible Inventory in an aggregate amount outstanding which, pursuant to Section 1.1(b) below, shall not at any given time exceed the lesser at such time of (i) the Maximum Revolving Credit Loan (Eighteen Million Dollars ($18,000,000) as of the Closing Date (as such amount may be adjusted from time to time in accordance with the terms of this Agreement) minus the sum of outstanding Letter of Credit obligations, and (ii) an amount equal to the Borrowing Base minus the sum of outstanding Letter of Credit obligations ("Borrowing Availability"), in any case less such reserves as Agent may deem appropriate from time to time. Until all amounts outstanding in respect of the Revolving Credit Loan shall become due and payable on the Commitment Termination Date, Borrower may from time to time borrow, repay and reborrow under this
Section 1.1(a). Each Revolving Credit Advance shall be made on notice by Borrower to the individual responsible for Borrower as identified on Schedule 1.1(a) at the address specified thereon, given no later than 11:30 a.m. (Chicago time) on the Business Day of the proposed Revolving Credit Advance. Each such notice (a "Notice of Revolving Credit Advance") shall be substantially in the form of Exhibit A hereto, specifying therein the requested date, the amount of such Revolving Credit Advance, and such other information as may be required by Agent and shall be given in writing (by telecopy, telex or cable) or by telephone confirmed immediately in writing. Agent shall be entitled to rely upon, and shall be fully protected under this Agreement in relying upon, any Notice of Revolving Credit Advance believed by Agent to be genuine and to assume that each Person executing and delivering the same was duly authorized unless the responsible individual, or a designee thereof, acting thereon for Agent shall have, at the time of reliance thereon, actual knowledge to the contrary.

               (b) Borrower shall execute and deliver to each Lender a note to evidence the Revolving Credit Loan, such note to be in the principal amount of the Revolving Loan Commitment of such Lender, dated the Closing Date and substantially in the form of Exhibit C hereto (each, as executed and as it may be amended, restated, supplemented or otherwise modified from time to time, a "Revolving Credit Note" and, collectively, the "Revolving Credit Notes"). The Revolving Credit Notes shall represent the obligation of Borrower to pay the amount of the Maximum Revolving Credit Loan or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lenders to Borrower and all other Obligations with interest thereon as prescribed in Section 1.8. The date and amount of each Revolving Credit Advance and each payment of principal with respect thereto shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded. The entire unpaid balance of the Revolving Credit Loan shall be immediately due and payable on the Commitment Termination Date.

          1.2 Term Loan A. Subject to the terms and conditions of Schedule
B-1, Lenders agree to make Term Loan A in the original principal amount of Twelve Million Dollars ($12,000,000) to Borrower on the Closing Date. Term Loan A shall be evidenced by Term Loan A Notes substantially in the form of Exhibit D-1.

          1.3 Term Loan B. Subject to the terms and conditions of Schedule
B-2, Lenders agree to make Term Loan B in the original principal amount of Eight Million Dollars ($8,000,000) to Borrower on the Closing Date. Term Loan B shall be evidenced by Term Loan B Notes substantially in the form of Exhibit D-2.

          1.4 Letters of Credit. Subject to the terms and conditions of this Agreement, including Schedule C, Borrower shall have the right to request, and each Lender agrees to incur its Pro Rata Share of, Letter of Credit Obligations in accordance with Schedule C.

          1.5 Prepayment. (a) In the event that the outstanding balance of the Revolving Credit Loan shall, at any time, exceed the lesser at such time of (i) the Maximum Revolving Credit Loan minus the sum of Letter of Credit Obligations then outstanding and (ii) the Borrowing Base minus the sum of Letter of Credit Obligations then outstanding, Borrower shall immediately repay the Revolving Credit Loan in the amount of such excess.

               (b) In the event that the entire Revolving Credit Loan is terminated by Borrower pursuant to the terms hereof on or prior to the first anniversary of the Closing Date, Borrower shall pay to Agent for the ratable benefit of Lenders a prepayment fee in an amount equal to the then aggregate Revolving Loan Commitments multiplied by two percent (2%). Upon any such termination and prepayment, Borrower's right to receive Revolving Credit Advances and to request the incurrence of Letter of Credit Obligations shall simultaneously terminate and, notwithstanding anything to the contrary contained herein, including Schedules B-1 and B-2 hereto, or in the Term Loan Notes, the entire outstanding balances of the Term Loans shall be immediately due and payable. Each such prepayment and termination shall be accompanied by the payment of all accrued and unpaid interest and all Fees and other remaining Obligations, including the Letter of Credit Obligations and the then outstanding balance of the Term Loans.

               (c) Borrower shall have the right at any time on thirty (30) days' prior written notice to Agent to voluntarily prepay all or any portion of the Term Loans. Any prepayments of less than all of the outstanding balance of the Term Loans shall be applied first to the then remaining installments of Term Loan B in the inverse order of maturity until paid in full and then to the outstanding principal balance of Term Loan A.

               (d) Immediately upon receipt by Borrower of Net Proceeds of any Asset Disposition, Borrower shall apply all of such Net Proceeds in the following order: (i) to the then remaining installments of Term Loan B in the inverse order of their maturity, (ii) to Term Loan A and (iii) to the Revolving Credit Loan, in which case the aggregate Revolving Loan Commitments shall be permanently reduced on a pro rata basis by the amount of such prepayment; provided, however, that (A) the foregoing shall not apply to an Asset Disposition to the extent the Net Proceeds thereof are (1) matched to Borrower's purchase within sixty (60 ) days prior to such Asset Disposition of capital assets for use in its business or (2) used by Borrower within one-hundred eighty
(180) days following such Asset Disposition to purchase capital assets for use in its business (and to the extent such Net Proceeds exceed the costs of any of the foregoing purchases, such excess Net Proceeds shall be governed by this subsection) and (B) in no event shall Asset Dispositions exceed One Million Dollars ($1,000,000) in the aggregate per annum. All sales or purchases of assets referred to herein (i) shall be subject to the provisions of Section 6.8 hereof and (ii) shall be, or shall have been, as the case may be, offered or sold to, or purchased from, a Person that is not an Affiliate of Borrower or any of its Subsidiaries on an arms' length basis.

               (e) Within sixty (60) days following each of September 30, 1994 and September 30, 1995 (each, a "Payment Date"), Borrower shall prepay the Term Loans in an amount equal to one hundred percent (100%) of Excess Cash Flow calculated for the respective twelve (12) month period ending with each Payment Date on the basis of Borrower's financial statements covering such respective periods delivered to the Agent pursuant to Section 4.1 hereof. All such prepayments from Excess Cash Flow shall be applied in the following order: (i) to the then remaining installments of Term Loan B in the inverse order of their maturity, (ii) to Term Loan A and (iii) to the Revolving Credit Loan, in which case the aggregate Revolving Loan Commitments shall be permanently reduced on a pro rata basis by the amount of such prepayment. Concurrently with the making of any such payment, Borrower shall deliver to the Agent a certificate of its chief executive officer or chief financial officer demonstrating its calculation of the amount required to be paid.

          1.6 Single Loan. The Revolving Credit Loan, all Revolving Credit Advances, the Terms Loans, all Letter of Credit obligations and all other obligations of Borrower under this Agreement and the other Loan Documents shall constitute one (1) secured obligation of Borrower secured, until repaid in full, by all of the Collateral.

          1.7 Use of Proceeds. Borrower shall utilize the proceeds of Revolving Credit Advances and the Term Loans solely for the satisfaction in full of the Prior Indebtedness and the financing of ordinary working capital needs and Capital Expenditures to the extent permitted hereunder.

          1.8 Interest on Revolving Credit Loan and Term Loans. (a) Borrower shall pay interest to Agent, for the ratable benefit of Lenders, in arrears (i) for the preceding calendar month, on the first day of each calendar month, commencing on January 1, 1993, (ii) on the Commitment Termination Date, and
(iii) if any interest accrues or remains payable after the Commitment Termination Date, upon demand by Agent.

               (b) If any interest or other payment on the Revolving Credit Loan or the Term Loans becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

               (c) Borrower shall be obligated to pay interest to Agent, for the ratable benefit of Lenders, on the outstanding balance of (i) the Revolving Loan, at a floating rate equal to the Index Rate plus one and one-half percent (1.5%) per annum, (ii) Term Loan A at a floating rate equal to the Index Rate plus one and three-quarters percent (1.75%) per annum and (iii) Term Loan B at a floating rate equal to the Index Rate plus three percent (3%) per annum.

               (d) All computations of interest shall be made by Agent on the basis of a three hundred and sixty (360) day year, in each case for the actual number of days occurring in the period for which such interest is payable. The Index Rate applicable during each calendar month shall be determined on the last day of the preceding calendar month, and the interest rate applicable during each calendar month shall be calculated based on the Index Rate as in effect for that calendar month. Each determination by Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error or bad faith.

               (e) So long as any Default or Event of Default shall have occurred and be continuing, the interest rate applicable to the Revolving Credit Loan, the Term Loans and any other obligations shall be increased by two percent (2%) per annum above the rate of interest otherwise applicable hereunder ("Default Rate").

               (f) Notwithstanding anything to the contrary set forth in this
Section 1.8, if, at any time until payment in full of all of the obligations, the rate of interest payable hereunder exceeds the highest rate of interest permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto (the "Maximum Lawful Rate"), then in such event and so long as the Maximum Lawful Rate would be so exceeded, the rate of interest payable hereunder shall be reduced to be equal to the Maximum Lawful Rate; provided, however, that if at any time thereafter the rate of interest payable hereunder is less than the Maximum Lawful Rate, Borrower shall continue to pay interest hereunder at the Maximum Lawful Rate until such time as the total interest received by Agent, on behalf of Lenders, from the making of such advances hereunder is equal to the total interest which would have been received had the interest rate payable hereunder been (but for the operation of this paragraph) the interest rate payable since the Closing Date, as otherwise provided in this Agreement. Thereafter, the interest rate payable hereunder shall be the rate of interest provided in Sections 1.8(b) through (e) of this Agreement, unless and until the rate of interest again exceeds the Maximum Lawful Rate, in which event this paragraph shall again apply. In no event shall the total interest received by any Lender pursuant to the terms hereof exceed the amount which such Lender could lawfully have received had the interest due hereunder been calculated for the full term hereof at the Maximum Lawful Rate. In the event the Maximum Lawful Rate is calculated pursuant to this paragraph, such interest shall be calculated at a daily rate equal to the Maximum Lawful Rate divided by the number of days in the year in which such calculation is made. In the event that a court of competent jurisdiction, notwithstanding the provisions of this Section 1.8(f), shall make a final determination that a Lender has received interest hereunder or under any of the other Loan Documents in excess of the Maximum Lawful Rate, Agent shall, to the extent permitted by applicable law, promptly apply such excess in the following order: (i) to any interest due and not yet paid hereunder in respect of Term Loan B, (ii) to any interest due and not yet paid hereunder in respect of Term Loan A, (iii) to any interest due and not yet paid hereunder in respect of the Revolving Credit Loan,
(iv) to the then remaining installments of Term Loan B in the inverse order of maturity, (v) to the outstanding principal of Term Loan A, (vi) to the outstanding principal of the Revolving Credit Loan, (vii) to Fees and any other unpaid Obligations and (viii) thereafter with respect to any excess, to Borrower or as a court of competent jurisdiction may otherwise order.

          1.9 Eligible Accounts. Based on the most recent Schedule of Accounts delivered by Borrower to Agent and on other information available to Agent, Agent shall at its sole discretion determine which Accounts shall be deemed to be "Eligible Accounts" for purposes of determining the amounts, if any, to be advanced to Borrower under the Revolving Credit Loan. In determining whether a particular Account constitutes an Eligible Account, Agent shall not include any such Account which is excluded by the criteria set forth on Schedule 1.9.

          1.10 Eligible Inventory. Based on the most recent Schedule of Inventory delivered by Borrower to Agent and on other information available to Agent, Agent shall in its sole discretion determine which Inventory shall be deemed to be "Eligible Inventory" for purposes of determining the amounts, if any, to be advanced to Borrower under the Revolving Credit Loan. In determining whether any particular Inventory constitutes Eligible Inventory, Agent shall not include Inventory which is excluded by the criteria set forth on Schedule 1.10.

          1.11 Fees. (a) Borrower shall pay to GE Capital, individually, the fees specified in that certain Fee Letter, dated of even date herewith (the "GE Capital Fee Letter"), at the times specified for payment therein.

               (b) As additional compensation for Lenders' costs and risks in making the Revolving Credit Loan available to Borrower, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, in arrears, on the first Business Day of each month prior to the Commitment Termination Date and on the Commitment Termination Date, a fee for Borrower's non-use of available funds (the "Non-use Fee") in an amount equal to one-half of one percent (0.5%) per annum (calculated on the basis of a three hundred and sixty (360) day year and actual days elapsed) of the difference between the respective daily averages of (i) the Maximum Revolving Credit Loan (as it may be adjusted and in effect from time to time hereunder) and (ii) the amount of the Revolving Credit Loan plus Letter of Credit Obligations outstanding during the period for which the Non-Use Fee is due. Notwithstanding the foregoing, in the event Agent, in its sole discretion, establishes a reserve based upon its determination that an Event of Default or a Material Adverse Effect is likely to occur, then (but only for so long as such reserve is in effect) the Non-Use Fee shall not apply to that amount by which such reserve reduces the Maximum Revolving Credit Loan.

          1.12 Cash Management Systems. On or prior to the Closing Date Borrower will establish and will maintain the cash management systems described on Schedule D.

          1.13 Receipt of Payments. Borrower shall make each payment under this Agreement not later than 12:00 noon (Chicago time) on the day when due in lawful money of the United States of America in immediately available funds to the Collection Account. For purposes of computing interest and fees and determining the amount of funds available for borrowing pursuant to Section 1.1(a), (a) all payments (including cash sweeps) consisting of cash, wire or electronic transfers in immediately available funds shall be deemed received on the date of deposit thereof in the Collection Account and notice to Agent of such deposit, and (b) all payments consisting of checks, drafts, or similar non-cash items shall be deemed received one (1) Business Day after the date of receipt of good funds following deposit of any such payment in the Collection Account and notice to Agent of such deposit.

          1.14 Application and Allocation of Payments. (a) Borrower hereby irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received from or on behalf of Borrower and Borrower hereby irrevocably agrees that Agent shall have the continuing exclusive right to apply any and all such payments against the then due and payable Obligations of Borrower and in repayment of the Revolving Credit Loan, Letter of Credit Obligations and the Term Loans, as Agent may deem advisable notwithstanding any previous entry by Agent upon the Loan Account or any other books and records. In the absence of a specific determination by Agent with respect 1.4 thereto, the same shall be applied in the following order: (i) to then due and payable Fees and expenses; (ii) to then due and payable interest payments on the Term Loans and on the Revolving Credit Loan;
(iii) to Obligations other than Fees, expenses and interest and principal payments; and (iv) to then due and payable principal payments on the Term Loans and on the Revolving Credit Loans, and (v) to all other then due and payable Obligations. Agent is authorized to, and, upon the expiration of the applicable time period, if any, set forth in Section 8.1 hereof, at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment of all Fees, expenses, Charges, costs, principal, interest, or other Obligations owing by Borrower under this Agreement or any of the other Loan Documents if and to the extent Borrower fails to promptly pay any such amounts as and when due, even if such Revolving Credit Advance would cause total Revolving Credit Advances to exceed Borrowing Availability or the Maximum Revolving Credit Loan amount. At Agent's option and to the extent permitted by law, any advances so made shall be deemed Revolving Credit Advances constituting part of the Revolving Credit Loan hereunder.

          1.15 Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: (a) all Revolving Credit Advances and payments made under Letter of Credit Obligations, (b) all payments made by Borrower and (c) all other appropriate debits and credits as provided in this Agreement with respect to the Obligations. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. Borrower shall pay all Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

          The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrower; provided, that, any failure to so record or any error in so recording shall not limit or otherwise affect Borrower's obligations to pay the Obligations. Agent shall render to Borrower a monthly accounting of transactions under the Revolving Credit Loan and Term Loans, setting forth the balance of the Loan Account. Each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein, unless Borrower, within thirty (30) days after the date any such accounting is rendered, shall notify Agent in writing of any objection which Borrower may have to any such accounting, describing the basis for such objection with specificity. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. Agent's determination, based upon the facts available, of any item objected to by Borrower in such notice shall be presumptively correct, unless Borrower shall further object to such determination within a reasonable period of time thereafter.

          1.16 Indemnity. (a) Borrower shall indemnify and hold each of Agent, Lenders and their respective Affiliates, officers, directors, employees, attorneys, agents and representatives (each, an "Indemnified Person"), harmless from and against any and all suits, actions, proceedings, claims, damages, losses, liabilities and expenses (including attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal) which may be instituted or asserted against or incurred by any such Indemnified Person as the result of credit having been extended under this Agreement and the other Loan Documents or in connection with or arising out of the transactions contemplated hereunder and thereunder, including any and all Environmental Liabilities and costs; provided, that Borrower shall not be liable for any indemnification to such Indemnified Person to the extent that any such suit, action, proceeding, claim, damage, loss, liability or expense results solely from such Indemnified Person's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted. NEITHER AGENT, ANY LENDER NOR ANY OTHER INDEMNIFIED PERSON SHALL BE RESPONSIBLE OR LIABLE TO ANY OTHER PARTY HERETO, ANY SUCCESSOR, ASSIGNEE OR THIRD PARTY BENEFICIARY OF SUCH PERSON OR ANY OTHER PERSON ASSERTING CLAIMS DERIVATIVELY THROUGH SUCH PARTY, FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

               (b) Borrower hereby acknowledges and agrees that Agent (i) is not now, and has not ever been, in control of any of the Real Estate or of Borrower's affairs, and (ii) does not have the capacity through the provisions of the Loan Documents to influence Borrower's conduct with respect to the ownership, operation or management of any of its real property, including any of its Real Estate.

          1.17 Access. Borrower shall (i) provide full access during normal business hours, from time to time upon five (5) Business Days' prior notice, to Agent and any of its officers, employees and agents, as frequently as Agent determines, in its sole discretion, to be appropriate (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent and its officers, employees, designees, agents and representatives shall have access at any and all times and without any notice), to the properties, facilities, books, records, suppliers, customers, advisors and employees (including officers) of Borrower and its Subsidiaries, to the Collateral, to the accountants of Borrower and its Subsidiaries and to the work papers of such accountants. Without limiting the generality of the foregoing, Borrower shall permit Agent, and any of its officers, employees, agents and representatives, on two (2) separate occasions per annum (unless a Default or an Event of Default has occurred and is continuing, then, in such case, at any and all times) determined by Agent in its sole discretion, to (i) inspect, audit and make extracts from all of Borrower's and its Subsidiaries' records, files and books of account and (ii) inspect, review and evaluate the Accounts, Inventory at Borrower's and its Subsidiaries' locations and at premises not owned by or leased to Borrower or any Subsidiary of Borrower. Borrower shall make available to Agent, its counsel and advisors, immediately upon Agent's request therefor, originals or copies of all books, records, board minutes, contracts, insurance policies, environmental audits, business plans, files, financial statements (actual and pro forma), filings with federal, state and local regulatory agencies, and other instruments and documents which Agent may request. Borrower shall deliver any document or instrument necessary for Agent, as it may from time to time request, to obtain records from any service bureau or other Person which maintains records for Borrower, and shall maintain duplicate records or supporting documentation on media, including computer tapes and discs owned by Borrower. Borrower shall instruct its certified public accountants and its banking and other financial institutions to make available to Agent such information and records as Agent may request. Confidential information obtained by Agent and Lenders pursuant to this Section 1.17 shall be subject to Section 11.14 hereof.

          1.18 Taxes. (a) Any and all payments by Borrower hereunder or under either Term Note or the Revolving Credit Note shall be made, in accordance with this Section 1.18, free and clear of and without deduction for any and all present or future Taxes. If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under either Term Note or the Revolving Credit Note, (i) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 1.18) Agent or Lenders, as applicable, receive an amount equal to the sum they would have received had no such deductions been made, (ii) Borrower shall make such deductions, and (iii) Borrower shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law.

               (b) Borrower shall indemnify and pay, within ten (10) days of demand therefor, Agent and each Lender for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 1.18) paid by Agent or such Lender, as appropriate, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto.

               (c) Within thirty (30) days after the date of any payment of Taxes, Borrower shall furnish to Agent, at its address referred to in Section 11.10, the original or a certified copy of a receipt evidencing payment thereof.

           1.19   Capital Adequacy and Other Adjustments.
                  --------------------------------------

               (a) In the event that any Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by any Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or would have the effect of increasing the amount of capital, reserves or other funds required to be maintained by such Lender and thereby reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from such Lender (together with the certificate referred to in the next sentence and with a copy to Agent) pay to Agent, for the account of such Lender, additional amounts sufficient to compensate such Lender for such reduction; provided, however, that, notwithstanding the foregoing, Borrower shall have no obligation to make any such payment in the event, if any, that such notice and demand was sent by such Lender more than ninety (90) days after it became aware of such law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such (b) Lender to Borrower and Agent shall, absent manifest error, be final, conclusive and binding for all purposes.

               (b) In the event Borrower shall be required to pay any increased cost to any Lender pursuant to clause (a) of this Section 1.19, Borrower shall be entitled, by so notifying Agent and such Lender within thirty (30) days after such Lender notifies Borrower of any such increased cost, to arrange for the substitution of a new lender for such Lender within sixty (60) days thereafter pursuant to the relevant provisions of Section 9.1, whereupon, upon the effectiveness of such substitution, all of such Lender's Pro Rata Share shall be assigned to such new lender; provided, however, that:

                    (i) such Lender shall be entitled to withdraw its notice of increased costs within a period of thirty (30) days from the date of Borrower's notice of substitution, whereupon Borrower shall no longer be entitled to substitute for such Lender as described above;

                   (ii) in no event shall Borrower be entitled to substitute for any Lender unless the net present value of the additional cost to Borrower (including closing costs) of such substitution is less than the net present value of the additional cost referred to in this Section 1.19 to the Borrower of maintaining such Lender's Pro Rata Share; and

                  (iii) in all events (other than those described in clause (i) above), Borrower shall remain liable for the increased costs of such Lender for the period prior to the actual repayment of such Lender's Pro Rata Share.

               (c) Borrower shall not be required to make a prepayment fee as a result of the substitution of a Lender pursuant to this Section 1.19.

 2.  CONDITIONS PRECEDENT

           2.1 Conditions to the Initial Revolving Credit Advance, Initial
               -----------------------------------------------------------
Letter of Credit Obligations and the Term Loans.
-----------------------------------------------

          Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of Agent and Lenders hereunder, Borrower shall have no rights under this Agreement (but shall have all applicable obligations hereunder), and no Lender shall be obligated to make any Revolving Credit Advance, incur any Letter of Credit obligation or make the Term Loans, or to take, fulfill, or perform any other action hereunder, until the following conditions have been satisfied, in Agent's sole and reasonable discretion, or waived in writing by Agent:

               (a) This Agreement or, counterparts hereof shall have been duly executed by, and delivered to, Borrower, Agent and Lenders.

               (b) Agent shall have received such guaranties, documents, instruments, agreements and legal opinions as Agent shall request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including all guaranties, documents, instruments, agreements and legal opinions listed in Schedule E, each in form and substance satisfactory to Agent.

               (c) Agent shall have received evidence satisfactory to it that all of the Prior Indebtedness will be repaid in full from the proceeds of the initial Revolving Credit Advance and the

Term Loans and that all outstanding Liens upon any of the property of Borrower or any of its Subsidiaries shall be terminated immediately upon such payment.

               (d) Agent shall have received evidence satisfactory to it that Borrower has obtained consents and acknowledgments of all Persons whose consents and acknowledgments may be required, including, but not limited to, all requisite Governmental Authorities, to the terms, and to the execution and delivery, of this Agreement, the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

               (e) Agent shall have received evidence satisfactory to it that the insurance policies provided for in Section 3.21 and Schedule 3.21 are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as requested by Agent, in favor of Agent, on behalf of Lenders, and in form and substance satisfactory to Agent.

               (f) The Eligible Accounts and Eligible Inventory supporting the Initial Revolving Credit Advance and Letter of Credit Obligations and the amount of the reserves to be established on the Closing Date shall be sufficient in value, as determined by Agent, to provide Borrower with excess Borrowing Availability, after giving effect to the Initial Revolving Credit Advance, under the Revolving Credit Loan of at least Two Million Dollars ($2,000,000).

               (g) Borrower shall have paid to GE Capital all Fees required to be paid at or prior to the Closing Date under the terms of the GE Capital Fee Letter.

               (h) Since December 31, 1992, there shall have been: (i) no Material Adverse Effect on the business, operations, financial condition, prospects or projections of Borrower, the industries in which it operates, the Collateral, or any of its Subsidiaries; (ii) no litigation will have commenced which, if successful, could have any such Material Adverse Effect or could challenge any of the transactions contemplated by this Agreement and the other Loan Documents; (iii) except as set forth on Schedule 2.1(h), no dividends, distributions, payments, loans, contributions, fees or other transfers of cash, property or other assets to any stockholders or Affiliate of Borrower, including, without limitation, ARTRA or its employees, directors, officers or Affiliates; and (iv) except as reflected in Borrower's September 30, 1993 balance sheet and except for costs associated with the Kansas Restructuring which are reflected in the Pro Forma, no material increase in liabilities, liquidated or contingent, and no material decrease in assets of Borrower or any of its Subsidiaries.

               (i) Agent, on behalf of Lenders, shall have received a letter satisfactory in form and substance to Agent signed by Borrower's independent certified public accountants, Coopers &

Lybrand, acknowledging that Agent and Lenders are entitled to rely upon such accountants' certification of Borrower's financial statements.

               (j) Agent shall have received evidence satisfactory to Agent and its counsel that Borrower and its Subsidiaries are in compliance in all material respects, except as disclosed in writing to Agent and Lenders and to the extent acceptable to Agent in its sole discretion, with all applicable foreign, federal, state and local laws and regulations, including those relating to labor and environmental matters and ERISA.

               (k) Except as otherwise permitted hereunder, Agent, on behalf of Lenders, shall have received landlord waivers and consents, in form and substance satisfactory to Agent, with respect to each leased location where any Collateral is or may be located.

               (l) Agent, on behalf of Lenders, shall have received mortgagee waivers and consents in form and substance satisfactory to Agent, with respect to each owned location where any Collateral is or may be located which is subject to a mortgage securing obligations other than Prior Indebtedness.

               (m) Agent, on behalf of Lenders, shall have received bailee letters in form and substance satisfactory to Agent, with respect to each warehouse where any Collateral is or may be located.

               (n) The terms and conditions of all long-term debt of each Borrower and its Subsidiaries shall be acceptable to Agent, in its sole discretion, and Agent and, except as related to the Kansas Guaranteed Indebtedness, Lenders shall have received any and all subordination and/or intercreditor agreements, all in form and substance satisfactory to Agent, in its sole discretion, as Agent shall have deemed necessary or appropriate with respect to such indebtedness, including, without limitation, the Kansas Intercreditor Agreements, the Continental Agreement and the PST Acknowledgement.

               (o) As of the Closing Date, except as related to the Kansas Guaranteed Indebtedness, the Kansas Loan Documents and all documentation of the Baxter Springs Grant, all in form and substance satisfactory to Agent, shall have been fully executed in definitive form and shall be binding upon, and enforceable against, each of the parties thereto.

               (p) Agent shall have received such environmental review and audit reports with respect to the properties of Borrower and its Subsidiaries as Agent shall have requested and Agent shall be satisfied, in its sole discretion, with the contents of all such environmental reports.

               (q) Immediately after the Closing Date, Borrower's total outstanding Indebtedness (net of cash and excluding trade payables, deferred taxes and the Kansas Indebtedness) shall not exceed Thirty-Five Million Dollars ($35,000,000) in the aggregate.

               (r) Borrower shall have hired a chief financial officer.

               (s) Agent shall have completed its business and legal due diligence with respect to Borrower and its Subsidiaries and the legal and corporate structure thereof and the results of such due diligence shall be satisfactory to Agent, in its sole discretion.

               (t) Borrower shall have provided Agent with its current operating statements, a consolidated and consolidating balance sheet and statement of cash flows, and projections, and a borrowing availability certificate certified by Borrower's chief financial officer, in each case (i) as of September 30, 1993 (and October 31, 1993, in the event the Closing Date occurs after November 30, 1993) and for the period then ended and (ii) in form and substance satisfactory to Agent, and Agent shall be satisfied, in its sole discretion, with all of the foregoing.

               (u) Agent shall have received Mortgages covering all of the Real Estate (the "Mortgaged Properties"), together with: (a) title insurance policies, current as-built surveys, zoning letters and certificates of occupancy, in each case satisfactory in form and substance to Agent, in its sole discretion; (b) evidence that counterparts of the Mortgages have been recorded in all places to the extent necessary or desirable, in the judgment of Agent, to create a valid and enforceable first priority lien (subject to Permitted Encumbrances) on each Mortgaged Property in favor of Agent for the benefit of itself and Lenders (or in favor of such other trustee as may be required or desired under local law); and (c) an opinion of counsel in each state in which any Mortgaged Property is located, all in form and substance and from counsel satisfactory to Agent; provided, however, that, if the Kansas Restructuring is completed prior to the Closing Date, then clauses (a) and (b) of this subsection
(u) shall not apply to the Real Estate constituting the Missouri facility.

               (v) Agent shall have received evidence satisfactory to it that, within ten (10) days after the Closing Date, Borrower shall terminate account numbers 0002260512 and 0002260523, each at LaSalle National Bank and, immediately thereafter, shall transfer the entire amount of funds contained in each such account upon its respective termination to the Concentration Account.

           2.2 Further Conditions to Each Revolving Credit Advance, Each Letter of Credit Obligation and Each Term Loan. It shall be a further condition to the initial and each subsequent Revolving Credit Advance, the incurrence of the initial and each subsequent Letter of Credit Obligation and to the funding of the Term Loans that the following statements shall be true on the date of each such advance, incurrence or funding, as the case may be:

               (a) All of Borrower's representations and warranties contained herein or in any of the other Loan Documents shall be true and correct on and as of the Closing Date and the date on which each such Revolving Credit Advance is made or such Letter of Credit Advance is incurred, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by this Agreement.

               (b) Borrower and each of its Subsidiaries shall be in compliance in all material respects with all of the covenants and other agreements contained herein or in any of the other Loan Documents.

               (c) No event shall have occurred and be continuing, or would result from the making of any Revolving Credit Advance, the incurrence of any Letter of Credit Obligation or the funding of either Term Loan, as the case may be, which constitutes or would constitute a Default or an Event of Default.

               (d) After giving effect to such Revolving Credit Advance or the incurrence of such Letter of Credit Obligation, as the case may be, the aggregate principal amount of the Revolving Credit Loan shall not exceed the maximum amount permitted by Section 1.5(a) without requiring that a payment be made to Agent or any Lender in an amount equal to the excess of the then outstanding aggregate principal amount of the Revolving Credit Loan over such maximum amount permitted by Section 1.5(a).

               (e) Each of the conditions set forth in Section 2.1 shall continue to be satisfied as of such date.

The request and acceptance by Borrower of the proceeds of any Revolving Credit Advance or any Term Loan, or the request by Borrower for the incurrence by Lenders of any Letter of Credit Obligation, shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a reaffirmation by Borrower of the granting and continuance of Agent's Liens, on behalf of itself and Lenders, pursuant to the Collateral Documents.

 3.  REPRESENTATIONS AND WARRANTIES

          To induce Lenders to make the Revolving Credit Loan and the Term Loans, and to incur the Letter of Credit Obligations, Borrower makes the following representations and warranties to Agent and each Lender, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement, and shall survive the execution and delivery of this Agreement:

           3.1 Corporate Existence; Compliance with Law. Borrower and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has been duly qualified to conduct business and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, where failure to so qualify could have a Material Adverse Effect; (ii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease and to conduct its business as now, heretofore and proposed to be conducted; (iii) has all licenses, permits, consents or approvals from or by, and has made all filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct, where failure to do so could have a Material Adverse Effect; (iv) is in compliance with its certificate or articles of incorporation and by-laws; and
(v) is in compliance with all applicable provisions of law, where failure to so comply could have a Material Adverse Effect.

           3.2 Executive Offices. The current location of Borrower's executive office and principal place of business is set forth on Schedule 3.2 and, except as set forth on Schedule 3.2, none of such locations have changed within the past six (6) months.

           3.3 Corporate Power Authorization, Enforceable Obligations. The execution, delivery and performance by Borrower of the Loan Documents and all instruments and documents to be delivered by Borrower, to the extent it is a party thereto, hereunder and thereunder and the creation of all Liens provided for herein and therein: (i) are within Borrower's corporate power; (ii) have been duly authorized by all necessary or proper corporate and shareholder action; (iii) are not in contravention of any provision of Borrower's certificate or articles or incorporation or bylaws; (iv) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality; (v) will, not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound (other than with respect to the Prior Indebtedness, all of which will be repaid in full on the Closing Date); (vi) will not result in the creation or imposition of any Lien upon any of the property of Borrower other than those in favor of Agent, on behalf of itself and Lender, all pursuant to the Loan Documents; and (vii) do not require the consent or approval of any Governmental Authority or any other Person, except those referred to in Section 2.l(e), all of which will have been duly obtained, made or complied with prior to the Closing Date. At or prior to the Closing Date, each of the Loan Documents shall have been duly executed and delivered for the benefit of or on behalf of Borrower and each shall then constitute a legal, valid and binding obligation of Borrower, to the extent it is a party thereto, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by application of general principles of equity.

           3.4 Financial Statements, Pro Forma and Projections. Borrower has delivered to Agent the financial statements, pro forma balance sheet and projections identified on Schedule 3.4, and each such financial statement complies with the description thereof contained on Schedule 3.4.

           3.5 Collateral Reports. Borrower has delivered to Agent the Collateral Reports identified on Schedule 3.5 and each such Collateral Report complies with the description thereof contained on Schedule 3.5.

           3.6 Material Adverse Effect. Neither Borrower nor any of its Subsidiaries, as of October 30, 1993, had any obligations, contingent liabilities, or liabilities for Charges, long-term leases or unusual forward or long-term commitments which are not reflected in the pro forma balance sheet of Borrower and its Subsidiaries and which could, alone or in the aggregate, have or result in a Material Adverse Effect. There has been no material adverse change in the business, assets, operations, prospects, projections or financial or other condition of Borrower or any of its Subsidiaries since December 31, 1992. Except as otherwise permitted hereunder or as set forth in Schedule 2.1(h), no dividends, advances or other distributions have been declared, paid or made upon any Stock of Borrower or any of its Subsidiaries and, since December 31, 1992, no shares of Stock of Borrower have been, or are required to be, redeemed, retired, purchased or otherwise acquired for value as of the date hereof.

           3.7 Ownership of Property; Liens.  (a) Except as described on
Schedule 3.7, the real estate listed on Schedule 3.7 constitutes all of the real property owned, leased, or used in its business by Borrower or its Subsidiaries. Borrower and each of its Subsidiaries own good and marketable fee simple title to: (i) all of its Real Estate, subject to no Liens other than Permitted Encumbrances, and has valid and marketable leasehold interests in all of its Leases (both as lessor and lessee, sublessee or assignee), all as described on
Schedule 3.7, and (ii) good and marketable title to, or valid leasehold interests in, all of its other properties and assets, and none of the properties and assets of Borrower or any of its Subsidiaries are subject to any Liens, except Permitted Encumbrances and Liens which will be released on the Closing Date; and Borrower or such Subsidiary has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to perfect and, in all material respects, establish and protect, Borrower's or such Subsidiary's right, title and interest in and to all such real estate and other assets or property. Except as described on Schedule 3.7, (i) neither Borrower, any of its Subsidiaries nor any other party to any such Lease described on Schedule 3.7 is in any material default of its obligations thereunder or has delivered or received any notice of default under any such Lease, and no event has occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such Lease; (ii) neither Borrower nor any of its Subsidiaries owns or holds or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by Borrower or such Subsidiary except as set forth therein; and (iii) no portion of any real property owned or leased by Borrower or any of its Subsidiaries has suffered any material damage by fire or other casualty loss or a Release which has not heretofore been completely repaired and restored to its original condition or is being remedied. To the best of Borrower's knowledge after good faith and diligent investigation, all permits, including, without limitation, environmental air and waste permits, required to have been issued or appropriate to enable the real property owned or leased by Borrower or such Subsidiary to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect.

           3.8 Restrictions; No Default. No contract, lease, agreement or other instrument to which Borrower or any of its Subsidiaries is a party or by which it or any of its properties or assets is bound or affected and no provision of applicable law or governmental regulation has or results in a Material Adverse Effect, or could have or result in a Material Adverse Effect. Other than defaults, if any, existing with respect to the Prior Indebtedness, all of which will be paid in full on the Closing Date with proceeds of the initial Revolving Credit Advance and the Term Loans, neither Borrower nor any of its subsidiaries is in default, and to Borrower's or such Subsidiary's knowledge no third party is in default, under or with respect to any contract, agreement, lease or other instrument to which it is a party. No Default or Event of Default has occurred and is continuing.

           3.9 Labor Matters. There are no strikes or other labor disputes against Borrower or any of its Subsidiaries that are pending or threatened. Hours worked by and payment made to employees of Borrower and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters. All payments due from Borrower or any of its Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of Borrower. Except as set forth on Schedule 3.9, neither Borrower nor any of its Subsidiaries has any obligation under any collective bargaining agreement or any employment agreement. There is no organizing activity involving Borrower or any of its Subsidiaries pending or threatened by any labor union or group of employees. Except as set forth on Schedule 3.9, there are no representation proceedings pending or threatened with the National Labor Relations Board, and no labor organization or group of employees of Borrower or any of its Subsidiaries has made a pending demand for recognition. There are no complaints or charges against Borrower or any of its Subsidiaries pending or threatened to be filed with any federal, state, local or foreign court, governmental agency or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is a contractor or subcontractor and, except as set forth on Schedule 3.9, neither Borrower nor any Subsidiary has a legal obligation to engage in affirmative action.

          3.10 Ventures, Subsidiaries and Affiliates; Outstanding Stock and Indebtedness. Except as set forth on Schedule 3.10, (i) Borrower has no subsidiaries, is not engaged in any joint venture or partnership with any other Person, and or an Affiliate of any other Person, (ii) there are no outstanding rights to purchase options, warrants or similar rights or agreements pursuant to which Borrower may be required to issue or sell any Stock or other equity security of Borrower and (iii) Borrower is the sole direct or indirect beneficial owner of all of the outstanding capital stock of its Subsidiaries. All of the issued and outstanding Stock of Borrower is owned by each of the Stockholders named on Schedule 3.10. Except as set forth on Schedule 3.10, there are no outstanding rights to purchase options, warrants or similar rights or agreements pursuant to which Borrower or any of its Subsidiaries may be required to issue or sell any Stock or other equity security of any Subsidiary. As of the Closing Date, all outstanding Indebtedness and all Liens of Borrower and its Subsidiaries are described in Section 6.3 (including Schedule 6.3) and Section 6.7, respectively.

         3.11 Government Regulation. Neither Borrower nor any of its Subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940 as amended. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder, and the making of the Revolving Credit Advances and the Term Loans and the incurrence of Letter of Credit obligations, in each case by Lenders, the application of the proceeds and repayment thereof by Borrower or such Subsidiary and the consummation of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

          3.12 Margin Regulations. Neither Borrower nor any of its Subsidiaries is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin security" within the respective meanings of each of the quoted terms under Regulation U or G of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") as now and from time to time hereafter in effect. Neither Borrower nor any of its Subsidiaries owns any "margin security", as that term is defined in Regulations G and U of the Board of Governors of the Federal Reserve Board, and none of the proceeds of the Revolving Credit Advances, the Term Loans nor any Letter of Credit will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulation G, T, U or X of the Federal Reserve Board. Neither Borrower nor any of its Subsidiaries will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any other Loan Document or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

          3.13 Taxes. All federal, state, local and foreign tax returns, reports and statements, including, but not limited to, information returns (Form 1120-S) required to be filed by Borrower or any of its Subsidiaries, have been filed with the appropriate Governmental Authority and all Charges and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid; provided, that, Borrower may in good faith contest, by proper legal action or proceedings, the validity or amount of any such Charges or claims, so long as, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (ii) such contest operates to suspend collection of such Charges or claims and such contest is maintained and prosecuted continuously and with diligence, and (iii) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect. Borrower and each of its Subsidiaries has paid when due and payable all Charges required to be paid by it. Proper and accurate amounts have been withheld by Borrower and its Subsidiaries from its respective employees for all periods in full compliance in all material respects with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely to the respective Governmental Authorities. Schedule 3.13 sets forth those taxable years for which Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Schedule 3.13, neither Borrower nor any of its Subsidiaries has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any Charges. Neither Borrower nor any of its Subsidiaries has filed a consent pursuant to IRC Section 341(f) or agreed to have IRC Section 341(f)(2) apply to any dispositions of subsection (f) assets (as such term is defined in IRC Section 341(f)(4)). None of the property owned by Borrower or any of its Subsidiaries is property which Borrower or such subsidiary is required to treat as being owned by any other Person pursuant to the provisions of IRC Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately prior to the enactment of the Tax Reform Act of 1986 or is "tax-exempt use property" within the meaning of the IRC Section 168 (h). Neither Borrower nor any of its Subsidiaries has agreed or been requested to make any adjustment under IRC Section 481(a) by reason of a change in accounting method or otherwise. Neither Borrower nor any of its Subsidiaries have any obligation under any written tax sharing agreement, except, subject to
Section 6.15 hereof, the Tax Sharing Agreement.

          3.14 ERISA. (a) Neither Borrower nor any of its Subsidiaries has now, or has ever had, any Pension Plans and neither Borrower nor any of its Subsidiaries has any liabilities with respect to any Pension Plans. Schedule
3.14 lists all Plans maintained or contributed to by Borrower or any of its Subsidiaries and all Qualified Plans maintained or contributed to by any ERISA Affiliate, and separately identifies the Title IV Plans, Multiemployer Plans, any multiple employer plans subject to Section 4064 of ERISA, unfunded Pension Plans, Welfare Plans and Retiree Welfare Plans. Each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, and the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and to the best knowledge of Borrower nothing has occurred which would cause the loss of such qualification or tax_exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the filing of reports required under the IRC or ERISA which are true and correct as of the date filed, and with respect to each Plan, other than a Qualified Plan, all required contributions and benefits have been paid in accordance with the provisions of each such Plan. With respect to any Qualified Plan, neither Borrower, any of its Subsidiaries nor any ERISA Affiliate has failed to make any contribution or pay any amount due as required by Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. With respect to all Retiree Welfare Plans, the present value of future anticipated expenses pursuant to the latest actuarial projections of liabilities does not exceed Fifty Thousand Dollars ($50,000), and copies of such latest projections have been provided to Agent. Neither Borrower nor any of its Subsidiaries has engaged in a prohibited transaction, as defined in Section 4975 of the IRC or Section 406 of ERISA, in connection with any Plan, which would subject Borrower or such Subsidiary (after giving effect to any exemption) to a material tax on prohibited transactions imposed by Section 4975 of the IRC or any other material liability.

               (b) Except as set forth on Schedule 3.14: (i) no Title IV Plan has any Unfunded Pension Liability; (ii) No ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (iii) (there are no pending, or to the knowledge of Borrower or any of its Subsidiaries, threatened claims, actions or lawsuits (other than claims for benefits in the normal course), asserted or instituted against (x) any Plan or its assets, (y) any fiduciary with respect to any Plan or (z) Borrower, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan; (iv) neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate has incurred or reasonably expects to incur any Withdrawal Liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal from a Multiemployer Plan; (v) within the last five years neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate has engaged in a transaction which resulted in a Title IV Plan with Unfunded Liabilities being transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any such entity; (vi) Borrower, each of its Subsidiaries and each ERISA Affiliate have complied with the notice and continuation coverage requirements of Section 4980B of the IRC and the regulations thereunder except where the failure to comply could not have or result in any Material Adverse Effect; and (vii) no liability under any Plan has been funded, nor has such obligation been satisfied, with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation and the equivalent by each other nationally recognized rating agency.

          3.15 No Litigation. Except as set forth on Schedule 3.15, no action, claim or proceeding is now pending or, to the knowledge of Borrower or any of its Subsidiaries, threatened against Borrower or such Subsidiary, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, local or foreign government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators,
(i) which challenges Borrower's or such Subsidiary's right, power or competence to enter into or perform any of its obligations under the Loan Documents, or the validity or enforceability of any Loan Document or any action taken thereunder, or (ii) which if determined adversely, could have or result in a Material Adverse Effect, nor to the best knowledge of Borrower or such Subsidiary does a state of facts exist which is reasonably likely to give rise to such proceedings.

          3.16 Brokers. No broker or finder acting on behalf of Borrower or any of its Subsidiaries brought about the obtaining, making or closing of the loans made pursuant to this Agreement or the transactions contemplated by the Loan Documents and neither Borrower nor any of its Subsidiaries has any obligation to any Person in respect of any finder's or brokerage fees in connection therewith.

          3.17 Employment Matters. Except as set forth on Schedule 3.17, there are no (i) employment, consulting or management agreements covering management of Borrower or any of its Subsidiaries, or (ii) collective bargaining agreements or other labor agreements covering any employees of Borrower or any of its Subsidiaries. A true and complete copy of each such agreement has been furnished to Agent.

          3.18 Patents Trademarks, Copyrights and Licenses. Except as otherwise set forth on Schedule 3.18, Borrower and each of its Subsidiaries owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business as heretofore conducted by it, now conducted by it and proposed to be conducted by it, each of which is listed, together with Copyright Office or Patent and Trademark Office application or registration numbers, where applicable, on Schedule 3.18. Schedule 3.18 lists all tradenames or other names under which Borrower and each of its Subsidiaries conducts business. Borrower and each of its Subsidiaries conducts (or has within the past six (6) years conducted) its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others. There is no infringement or claim of infringement by others of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of Borrower or any of its Subsidiaries.

          3.19 Full Disclosure. No information contained in this Agreement, any of the other Loan Documents, the Projections, the Financials, the Collateral Reports or any written statement furnished by or on behalf of Borrower or any of its Subsidiaries pursuant to the terms of this Agreement, which has previously been, or is currently being, delivered to Agent, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Collateral Documents will at the Closing Date be fully perfected first priority Liens in and to the Collateral described therein and the Liens granted to Agent, on behalf of itself and Lenders, pursuant to the Mortgages will at the Closing Date be fully perfected first priority Liens in and to the Mortgaged Property described therein, subject only to Permitted Encumbrances then existing. Since December 31, 1992, no event has occurred and is continuing which has had or could have or result in a Material Adverse Effect.

          3.20 Hazardous Materials. Except as set forth on Schedule 3.20, the Real Property is free of contamination from any Hazardous Material. In addition,
Schedule 3.20 discloses potential material environmental liabilities of Borrower or any of its accurate and complete copies (or summaries) of all of the following agreements or documents to which Borrower or any of its Subsidiaries is subject: (a) each Plan; (b) supply agreements not terminable by Borrower or such Subsidiary, as appropriate, within sixty (60) days following written notice issued by Borrower or such Subsidiary; (c) purchase agreements not terminable by Borrower or such Subsidiary, as appropriate, within sixty (60) days following written notice issued by Borrower or such Subsidiary; (d) leases of real property; (e) any lease of equipment having a remaining term of one (1) year or longer and requiring aggregate rental and other payments in excess of Fifty Thousand Dollars ($50,000) per annum; (f) licenses and permits necessary for the conduct of Borrower's or such Subsidiary's businesses; (g) employment, consulting, severance, "golden parachute" and other similar agreements with any officer of Borrower or such Subsidiary; (h) instruments or documents evidencing Indebtedness of Borrower or such Subsidiary and any security interest granted by Borrower or such Subsidiary with respect thereto; and (i) instruments and agreements evidencing the issuance of any equity securities, warrants, rights or options to purchase equity securities of Borrower or such Subsidiary.

4. FINANCIAL STATEMENTS AND INFORMATION

          4.1 Reports and Notices. (a) Borrower covenants and agrees that from and after the Closing Date and until the Commitment Termination Date, it shall deliver to Agent and/or Lenders, as required, the Financial Statements, notices and Projections at the times, to the Persons and in the manner set forth on Schedule 4.1(a).

               (b) Borrower covenants and agrees that from and after the Closing Date, it shall deliver to Agent and/or Lenders, as required, the various Collateral Reports at the times, to the Persons and in the manner set forth on
Schedule 4.1(b).

          4.2 Communication with Accountants. Borrower authorizes Agent to communicate directly with its independent certified public accountants and tax advisors, including Coopers & Lybrand, and authorizes those accountants and advisors to disclose to Agent any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of Borrower or any of its Subsidiaries. To permit Borrower's attendance thereat, Agent shall provide one (1) day's prior notice to Borrower of any such communications between Agent and the foregoing persons. At or before the Closing Date, Borrower shall deliver a letter addressed to such accountants and tax advisors instructing them to comply with the provisions of this Section 4.2 and authorizing Agent to rely on the certified financial statements prepared by such accountants.

5. AFFIRMATIVE COVENANTS

          Borrower covenants and agrees that, unless Agent shall otherwise consent in writing, from and after the date hereof and until the Commitment Termination Date:

          5.1 Maintenance of Existence and Conduct of Business. Borrower shall, and shall cause each of its Subsidiaries to: (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; (b) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder; (c) at all times maintain, preserve and protect all of its copyrights, patents, trademarks, trade names and all other intellectual property and rights as licensee or licensor thereof in use or useful in the conduct of its business, preserve all the remainder of its property, in use or useful in the conduct of its business and keep each of the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; and (d) transact business only in such names as are set forth on Schedule 5.1.

          5.2 Payment of Obligations. (a) Borrower shall: (i) pay and discharge or cause to be paid and discharged all Obligations; and (ii) prior to an Event of Default, pay and discharge, or cause to be paid and discharged, its Indebtedness other than the Obligations at the time such amounts are due and payable, and, subject to Section 5.2(b), pay and discharge or cause to be paid and discharged promptly all (A) Charges imposed upon it, its income and profits, or any of its property (real, personal or mixed), and (B) lawful claims for labor, materials, supplies and services or otherwise, before any thereof shall become in default.

               (b) Borrower may in good faith contest, by proper legal action or proceedings, the validity or amount of any Charges or claims arising under
Section 5.2(a)(ii); provided, that, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, (ii) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (iii) such contest operates to suspend collection of the contested Charges or claims and such contest is maintained and prosecuted continuously and with diligence, (iv) none of the Collateral would be subject to forfeiture or loss or any Lien by reason of the institution or prosecution of such contest, (v) no Lien shall exist, be imposed or be attempted to be imposed for such Charges or claims during such action or proceeding, (vi) Borrower shall promptly pay or discharge such contested Charges and all additional charges, interest, penalties and expenses, if any, and shall deliver to Agent evidence acceptable to Agent of such compliance, payment or discharge, if such contest is terminated or discontinued adversely to Borrower, and (vii) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

          5.3 Books and Records. Borrower shall keep adequate records and books of account with respect to Borrower's and each of its Subsidiaries' business activities, in which proper entries, reflecting all financial transactions, are made in accordance with GAAP and on a basis consistent with the Financial Statements referred to in Schedule 3.4.

          5.4 Litigation. Borrower shall notify Agent in writing, promptly upon learning thereof, of any litigation commenced or threatened against Borrower or any of its Subsidiaries, and of the institution against it of any suit or administrative proceeding that (a) may involve an amount in excess of Ten Thousand Dollars ($10,000) or (b) seeks injunctive relief or could have or result in a Material Adverse Effect if adversely determined.

          5.5 Insurance. (a) Borrower shall maintain the policies of insurance described on Schedule 3.21 in form and with insurers recognized as adequate by Agent. Except to the extent permitted under Section 6.15 hereof, Borrower shall maintain such policies at its sole cost and expense. Such policies shall be in such amounts as are set forth on Schedule 3.21 and, in no event, less than the amounts maintained on the Closing Date, except for appropriate changes in such amounts resulting from acquisitions or dispositions made in accordance with this Agreement. Borrower shall notify Agent promptly of any occurrence causing a material loss or decline in value of any real or personal property and the estimated (or actual, if available) amount of such loss or decline. Except as otherwise specified on Schedule 3.21, Borrower hereby directs all present and future insurers under its "All Risk" policies of insurance to pay all proceeds payable thereunder directly to Agent, on behalf of itself and Lenders. Borrower irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as Borrower's true and lawful agent and attorney-in-fact for the purpose, upon the occurrence and during the continuance of a Default or an Event of Default, of making, settling and adjusting claims under the "All Risk" policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such "All Risk" policies of insurance, and for making all determinations and decisions with respect to such "All Risk" policies of insurance. Unless a Default or an Event of Default shall have occurred and be continuing, at Borrower's request, Agent shall release casualty insurance proceeds to Borrower necessary to pay for the repair, replacement or reconstruction of the assets subject to such casualty, provided that Agent reasonably believes that, in the event that the reasonably anticipated costs of such repair, replacement or reconstruction will exceed the amount of such insurance proceeds, Borrower is and will be able to meet such additional cost. In the event Borrower at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, Agent, without waiving or releasing any obligations or Default or Event of Default hereunder, may at any time or times thereafter (but shall not be obligated to) obtain and maintain such policies of insurance and pay such premium and take any other action with respect thereto which Agent deems advisable. All sums so disbursed, including attorneys, fees, court costs and other charges related thereto, shall be payable, on demand, by Borrower to Agent and shall be additional Obligations hereunder secured by the Collateral, provided, that, if and to the extent Borrower fails to promptly pay any of such sums upon demand therefor, Agent is authorized to, and at its option may, make or cause to be made Revolving Credit Advances on behalf of Borrower for payment thereof.

               (b) Agent reserves the right at any time, upon review of Borrower's risk profile, to require additional forms and limits of insurance to, in Agent's sole opinion, adequately protect both Agent and Lenders' interests in all or any portion of the Collateral and to ensure that Borrower and each of its Subsidiaries is protected by insurance in amounts and with coverage customary for businesses engaged in their businesses. Upon the occurrence and during the continuance of any Default or Event of Default, Agent reserves the right at any time, upon review of Borrower's and/or any of its Subsidiaries' risk profile, to require additional forms and limits of insurance to, in Agent's sole opinion, adequately protect Agent's and Lenders' interests, including, but not limited to, their interests in the Collateral. Borrower shall, if so requested by Agent, deliver to Agent, from time to time upon request of Agent, a report of a reputable insurance broker, satisfactory to Agent, with respect to its insurance policies.

               (c) On the Closing Date and from time to time thereafter, as requested by Agent, Borrower shall deliver to Agent endorsements (i) to all "All Risk" and business interruption insurance naming Agent, on behalf of itself and Lenders, as loss payee, and (ii) to all general liability and other liability policies naming Agent, on behalf of itself and Lenders, as additional insured.

          5.6 Compliance with Laws. Borrower and each of its Subsidiaries shall comply in all material respects with all federal, state and local laws, regulations, orders and agreements (including conciliation agreements) applicable to it, including those relating to licensing, environmental, consumer credit, truth-in-lending, ERISA and labor matters.

          5.7 Agreements. Borrower and each of its Subsidiaries shall perform in all material respects, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement to which it is a party, including any lease or customer contracts to which it is a party. Borrower or any of its Subsidiaries may terminate or modify any provision of any agreement to which it is a party, so long as such termination or modification could not have or result in a Material Adverse Effect.

          5.8 Supplemental Disclosure. On the request of Agent (in the event that such information is not otherwise delivered by Borrower to Agent pursuant to this Agreement), so long as there are Obligations outstanding hereunder, and with reasonable frequency (unless a Default or an Event of Default has occurred and is continuing, then, in such case, as frequently as requested by Agent), Borrower will supplement each schedule or representation herein with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such schedule or as an exception to such representation or which is necessary to correct any information in such schedule or representation which has been rendered inaccurate thereby; provided, however, that such supplement to such schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by Agent and Requisite Lenders, and no such amendments, except as the same may be consented to in a writing which expressly includes a waiver, shall be or be deemed a waiver of any Default or Event of Default disclosed therein.

          5.9 Employee Plans. Borrower shall notify Agent of (i) any and all claims, actions, or lawsuits asserted or instituted, and of any threatened litigation or claims, against Borrower, any of its Subsidiaries, or against any ERISA Affiliate in connection with any Plan or Qualified Plan or/and against any such Plan itself, or against any fiduciary of or service provided to any such Plan and (ii) the occurrence of any Reportable Event with respect to any Pension Plan.

          5.10 Environmental Matters. Borrower shall, and shall cause all of its Subsidiaries to, (i) comply in all respects with the Environmental Laws applicable to it, (ii) notify Agent promptly after Borrower or such Subsidiary becomes aware of any Release upon any premises owned or occupied by it, and
(iii) promptly forward to Agent a copy of any order, notice, permit, application, or any communication or report received by Borrower or such Subsidiary in connection with any such Release or any other matter relating to the Environmental Laws that may affect such premises or Borrower or such Subsidiary. The provisions of this Section 5.10 shall apply whether or not the Environmental Protection Agency, any other federal agency or any state, local or foreign environmental agency has taken or threatened any action in connection with any Release or the presence of any Hazardous Materials.

          5.11 Landlords' Agreements, Bailee Letters and Mortgagee Agreements. Borrower shall obtain a landlord's agreement from the lessor of each leased premise currently being used by Borrower or any of its Subsidiaries and the lessor of any new leased premises, in each case where Collateral is currently or may be located; provided, that Borrower shall not be required to obtain a landlord's agreement with respect to its leased location at 2500 West Seventh Street, Joplin, Missouri 64801 so long as (a) immediately upon Borrower's receipt of any cancelled check in respect of lease and any other payments made with respect to such leased property, Borrower shall deliver copies of the front and back of each such check to Agent and (b) Borrower shall at all times have prepaid the lease payments with respect to such leased property by no less than two months in advance. Borrower shall obtain a bailee letter in form and substance acceptable to Agent and with respect to any warehouse used in the future, where Collateral is currently or may be located. Borrower shall obtain a mortgagee's agreement in form and substance satisfactory to Agent from the mortgagee of each owned premise currently being used by Borrower or any of its Subsidiaries, and the mortgagee of any new owned property subject to a mortgage, in each case where Collateral its currently or may be located. No real property shall be leased acquired by Borrower or any of its Subsidiaries after the Closing Date, unless and until a landlord or mortgagee agreement, appropriate, shall first have been obtained with respect to such location.

          5.12 Leased Locations of Collateral. Borrower shall timely and fully pay and perform in all material respects its obligations under all leases and other agreements with respect to each leased location or public warehouse where any Collateral is or may be located. Borrower shall promptly deliver to Agent copies of (a) any and all default notices received under or with respect to any such leased location or public warehouse and (b) any and all other notices received under or with respect to any such lease or other agreement. Upon Agent's request, Borrower shall promptly deliver to Agent copies of (i) all invoices received by Borrower for the payment of rent or other obligations with respect to any such leased location or warehouse and (ii) all cancelled checks evidencing payment of such rent and other obligations.

          5.13 Subsidiaries. Prior to forming any Subsidiary, Borrower shall
(a) provide not less than thirty (30) days prior written notice to Agent, (b) receive the prior written consent of Agent and (c) enter into a pledge agreement with Agent, for the benefit of Agent and Lenders, pledging the capital stock of such Subsidiary as additional security for the Obligations.

          5.14 Maintenance of Equipment and Fixtures. Borrower shall keep and maintain its Equipment and Fixtures in good operating condition sufficient for the continuation of Borrower's business conducted on a basis consistent with past practices, and Borrower shall provide or arrange for all maintenance and service and all repairs necessary for such purpose.

           5.15 Mortgages; Title Insurance; Surveys.
                -----------------------------------

               (a) Title Insurance. On the Closing Date, Borrower shall deliver or cause to be delivered to Agent ALTA lender's title insurance policies issued by title insurers reasonably satisfactory to Agent (the "Mortgage Policies") in form and substance and in amounts reasonably satisfactory to Agent assuring Agent that the mortgages are valid and enforceable first priority mortgage liens on each of the Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances. The Mortgage Policies shall be in form and substance satisfactory to Agent and shall include an endorsement insuring against the effect of future advances under this Agreement, for mechanics' liens and for any other matter that Agent may reasonably request, and shall provide for affirmative insurance and such reinsurance as Agent may reasonably request.

               (b) Surveys. On or before the Closing Date, Borrower shall deliver or cause to be delivered to Agent current as-built surveys, certified by a licensed surveyor for all Real Property. All such surveys shall be sufficient to allow the issuer of the Mortgage Policy to issue an ALTA lender's policy.

               (c) Expenses. All actions to be taken pursuant to this Subsection 5.15 shall be at the expense of Borrower.

           5.16 Purchase Offers. Promptly upon Borrower's receipt of any offer by any Person to acquire all or substantially all of Borrower's capital stock or assets, Borrower shall deliver a copy of such offer, together with all supporting documentation received by Borrower with respect thereto, to Agent for its review. Confidential information received by Agent and Lenders from Borrower pursuant to this Section 5.16 shall be subject to Section 11.14 hereof.

           5.17 Board of Directors. Immediately upon any change in the composition of Borrower's board of directors, Borrower shall notify Agent of the same.

           5.18 Termination of Accounts. Within ten (10) days after the Closing Date, Borrower shall have terminated account numbers 0002260512 and 0002260523, each at LaSalle National Bank and, immediately thereafter, shall have transferred the entire amount of funds contained in each such account upon its respective termination to the Concentration Account, all of the foregoing occurring pursuant to documentation in form and substance satisfactory to Agent, which shall include, without limitation, proper accountings of all funds contained in each such account at, and for, such times as Agent may request.

           5.19 Kansas Indebtedness. As of January 30, 1994, the Kansas Loan Documents relating to the Kansas Guaranteed Indebtedness, all in form and substance satisfactory to Agent, shall have been fully executed in definitive form, shall be binding upon, and enforceable against, each of the parties thereto and shall have been delivered to Agent.

           5.20 Kansas Facility. As of January 1, 1995, the Kansas Facility shall have become fully operational.

 6. NEGATIVE COVENANTS

          Borrower covenants and agrees that, without Agent's prior written consent, from and after the date hereof until the Commitment Termination Date:

           6.1 Mergers, Etc. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, directly or indirectly, by operation of law or otherwise, merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with, any Person or, except as otherwise permitted by Section 5.13, form any Subsidiary.

           6.2 Investments; Loans and Advances. Except as otherwise permitted by Sections 6.3 or 6.4 below, or by the Security Agreement, or as otherwise set forth on Schedule 8.1, Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect lending of money, holding of securities or otherwise.

           6.3 Indebtedness. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except (i) Indebtedness secured by Liens permitted under Section 6.7, (ii) the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations and the other Obligations, (iii) deferred taxes, (iv) unfunded pension fund and other employee benefit plan obligations and liabilities not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate and then only to the extent they are permitted to remain unfunded under applicable law, (v) existing Indebtedness other than the Prior Indebtedness and which is set forth on Schedule 6.3, (vi) the Kansas Indebtedness, and (vii) subordinated Indebtedness incurred solely to redeem the preferred stock of Borrower owned by PST, provided, that, such Indebtedness is (a) subordinated in all respects to the indefeasible payment in full in immediately available funds of all Obligations and other payments owing to Agent and Lenders under or pursuant to this Agreement or any other Loan Document and (b) on terms and conditions, and in form and substance, acceptable to Agent in its sole and absolute discretion.

           6.4 Employee Loans and Transactions. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, except as otherwise expressly permitted hereunder, enter into any lending, borrowing or other commercial transaction with any of its employees, officers, directors,

Subsidiaries, Affiliates or related parties without the prior written consent of Agent, including (i) downstreaming or upstreaming of cash or intercompany advances or guarantees and (ii) except for the Rodin Agreement, payment of any management consulting, advisory or similar fee based on or related to Borrower's or such Subsidiary's operating performance or income or any percentage thereof other than full-time employment agreements and incentive compensation programs with current employees in accordance with the agreements described on Schedule
6.4 and (iii) payment of all or a portion of the salaries or compensation to any Person employed by any Affiliate of Borrower, including, without limitation, ARTRA and its Affiliates. Borrower shall not: (a) permit the direct compensation of its ten (10) most highly compensated employees to exceed, in the aggregate, during any Fiscal Year one hundred and twenty-five percent (125%) of the amount of such compensation during the immediately preceding Fiscal Year; or (b) amend, alter or otherwise modify Borrower's incentive or other compensation plans so as to increase the amount of such compensation provided to its ten (10) highest paid employees. Notwithstanding the foregoing, ARTRA shall be permitted to offer compensation to directors or employees of Borrower pursuant to an equity incentive plan, in form and substance reasonably satisfactory to Agent.

           6.5 Capital Structure and Business. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to: (i) make any changes in any of its business objectives, purposes or operations which could in any way materially adversely affect the repayment of the Revolving Credit Loan, the Term Loan, the Letter of Credit Obligations, or any of the other Obligations or could E. have or result in a Material Adverse Effect, (ii) make any change in its capital structure as described on Schedule 3.10 (including the issuance of any shares of Stock, warrants or other securities convertible into Stock or any revision of the terms of its outstanding Stock other than pursuant to the Warrant), or (iii) amend its certificate or articles of incorporation or bylaws. Neither Borrower nor any of its Subsidiaries shall engage in any business other than the businesses currently engaged in by Borrower or such Subsidiary or businesses in industries related to the businesses currently engaged in by Borrower or such Subsidiary.

           6.6 Guaranteed Indebtedness. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, incur any Guaranteed Indebtedness except (a) by endorsement of instruments or items of payment for deposit to the general account of Borrower, and (b) for Guaranteed Indebtedness incurred for the benefit of Borrower or such Subsidiary if the primary obligation is permitted by this Agreement.

           6.7 Liens. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on or with respect to any properties or assets (including any documents or instrument with respect to Goods or Accounts) of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, except Permitted Encumbrances. In addition, neither Borrower nor any of its Subsidiaries shall become a party to any agreement, note, indenture or instrument, or take any other action, which would prohibit the creation of a Lien on any of its properties or other assets in favor of Agent, on behalf of itself and Lenders, as additional collateral for the Obligations.

      6.8 Sale of Assets. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets, including the capital stock of any Subsidiary or any of its Accounts; provided, however, that the foregoing shall not prohibit: (a) the sale of Inventory in the ordinary course of business; (b) the disposition (i) for fair market value of the Missouri, New Jersey or Georgia Facilities or (ii) of the Missouri Facility to the Kansas Developer on terms acceptable to Borrower, in any event, in each of the foregoing cases, after the operations thereof shall have been transferred to the Kansas Facility; or (c) the disposition of other assets (except for Accounts and Inventory not sold in the ordinary course of Business) which are no longer in use or useful to the Borrower or such Subsidiary in the conduct of its business in an amount or amounts not exceeding One Million Dollars ($1,000,000) in the aggregate per annum.

     6.9 Events of Default. Borrower shall not, nor shall Borrower permit any of its Subsidiaries to, take any action or omit to take any action, which act or omission would constitute (a) a Default or an Event of Default under, pursuant to, or noncompliance with any of, the terms of this Agreement or any of the other Loan Documents or (b) a default or an event of default which could cause or result in a Material Adverse Effect pursuant to, or noncompliance with, any other contract, lease, mortgage, deed of trust or instrument to which it is a party or by which it or any of its property is bound, or any document creating a Lien.

     6.10 ERISA. Neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate shall without Agent's prior written consent acquire any new ERISA Affiliate that maintains or has an obligation to contribute to a Pension Plan that has either an "accumulated funding deficiency", as defined in Section 302 of ERISA, or any "unfunded vested benefits", as defined in Section 4006(a)(3)(e)
(iii) of ERISA, in the case of any plan other than a Multiemployer Plan, and in Section 4211 of ERISA in the case of a Multiemployer Plan. Additionally, neither Borrower, any of its Subsidiaries, nor any ERISA Affiliate shall, without Agent's prior written consent, permit or suffer any condition set forth on Schedule 3.13 to cease to be met and satisfied at any time; terminate any Pension Plan that is subject to Title IV of ERISA where such termination could reasonably be anticipated to result in liability to such Person; permit any accumulated funding deficiency, as defined in Section 302(a)(2) of ERISA, to be incurred with respect to any Pension Plan; fail to make any contributions or fail to pay any amounts due and owing as required by the terms of any Plan before such contributions or amounts became delinquent; make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan; or at any time fail to provide Agent with copies of any Plan documents or governmental reports or filings, if requested by Agent.

      6.11 Financial Covenants. Borrower shall not breach or fail to comply with any of the Financial Covenants (the "Financial Covenants") set forth on Schedule 6.11.

      6.12 Hazardous Materials. Except as set forth on Schedule 3.20, Borrower shall not, nor shall Borrower permit any of its Subsidiaries or any other Person within its control to, cause or permit a Release or the presence, use, generation, manufacture, installation, Release, discharge, storage or disposal of any Hazardous Materials on, under, in, above or about any of its real estate or the transportation of any Hazardous Materials to or from any real estate where such Release or such presence, use, generation, manufacture, installation, Release, discharge, storage or disposal would violate or form the basis for liability under any Environmental Laws. If a Default or Event of Default shall have occurred and be continuing, Borrower, at its own expense, shall cause the performance of such environmental audits and preparation of such environmental reports as Agent may from time to time request as to any location at which Collateral is then located, by reputable environmental consulting firms acceptable to Agent, and in form and substance acceptable to Agent.

      6.13 Sale-Leasebacks. Neither Borrower nor any of its Subsidiaries shall engage in any sale-leaseback or similar transaction involving any of its assets.

      6.14 Cancellation of Indebtedness. Neither Borrower nor any of its Subsidiaries shall cancel any claim or debt owing to it, except for reasonable consideration negotiated on an arm's-length basis and in the ordinary course of its business.

      6.15 Restricted Payments. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, make any Restricted Payment; provided, however, that, so long as no Default Event of Default has occurred and is continuing, Borrower may: (a) repay all of the PST Indebtedness on the Closing Date, provided that the amount of such repayment shall not exceed Eight Million Dollars ($8,000,000) in the aggregate; (b) make payments pursuant the Tax Sharing Agreement and the Services Agreement, in each case not to exceed the lesser of (i) Borrower's allocated portion of the items respectively covered by each such agreement and (ii) the actual cost which Borrower would incur for each such respective item independently of Borrower's affiliation with ARTRA or any other Person party to either such agreement; (c) transfer the Harvey Receivable to ARTRA; and (d) reschedule the Indebtedness currently owed by ARTRA to Borrower as long term Indebtedness, provided, that, all of such Indebtedness shall be evidenced by one (1) note which shall duly pledged and delivered to Agent.

      6.16 Leases. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, enter into any lease of real property or similar agreement or arrangement; provided, that, in the event of the disposal of either or both of the New Jersey or Georgia Facilities, Borrower may enter into a lease of real property or similar agreement or arrangement for the purpose of continuing the applicable business of Borrower, so long as the rents under all of such leases, agreements or arrangements do not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate for any successive twelve (12) month period.

      6.17 Composition. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, cause or suffer the occurrence of any change in the composition of its Stockholders as of the Closing Date.

      6.18 Fiscal Year. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, change its Fiscal Year.

      6.19 Change of Corporate Name. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, change its corporate name.

      6.20 Sale of Stock. Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, sell (whether in a public or private offering or otherwise) any of its Stock, except pursuant to the exercise of the Warrant.

      6.21 Cash Management. Except for petty cash accounts not to exceed Twenty Five Thousand Dollars ($25,000) in the aggregate, collectively, at any and all times, Borrower shall not, nor shall Borrower cause or permit any of its Subsidiaries to, accumulate or maintain cash in disbursement or payroll accounts as of any date of determination.

      6.22 No Impairment of Upstreaming. Borrower shall not, nor shall Borrower permit or cause any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends or distributions or the making of Intercompany Loans by any Subsidiary to Borrower.

      6.23 No Amendment. Borrower shall not, nor shall Borrower permit or cause any of its Subsidiaries to, directly or indirectly, amend, restate, supplement or otherwise modify the Tax Sharing Agreement, the Services Agreement or the Rodin Agreement.

      6.24 No Change in Management. Borrower shall not cause or suffer the occurrence of any change in its senior management (including, without limitation, its chief executive officer, chief financial officer and chief operating officer) as of the Closing Date; provided, that, in the event of the resignation, retirement or death of any of the foregoing, Borrower shall replace the same with a Person reasonably acceptable to Agent.

 7. TERM

          7.1 Termination. The financing arrangements contemplated hereby shall be in effect until, and the Revolving Loan, Letters of Credit, Term Loans, and all other Obligations shall be automatically due and payable in full on, the Commitment Termination Date; provided, however, that in the event of a prepayment of any part of the Obligations prior to the Commitment Termination Date with funds borrowed from any Person other than Lenders pursuant to this Agreement, Borrower shall simultaneously therewith pay to Agent, in full, in immediately available funds the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations, and all other Obligations arising under this Agreement or any of the other Loan Documents.

           7.2 Survival of Obligations Upon Termination of Financing Arrangements. Except as otherwise expressly provided for in the Loan Documents, no termination or cancellation (regardless of cause or procedure) of any financing arrangement under this Agreement shall in any way affect or impair the obligations, duties and liabilities of Borrower or the rights of Agent and Lenders relating to any unpaid portion of the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations or any other Obligation, due or not due, liquidated, contingent or unliquidated or any transaction or event occurring prior to such termination, or any transaction or event, the performance of which is not required until after the Commitment Termination Date. Except as otherwise expressly provided herein or in any other Loan Document, all undertakings, agreements, covenants, warranties and representations of or binding upon Borrower, and all rights of Agent and Lenders, all as contained in the Loan Documents shall not terminate or expire, but rather shall survive such termination or cancellation and shall continue in full force and effect until such time as the Revolving Credit Loan, the Term Loans, the Letter of Credit Obligations and all of the other Obligations have been indefeasibly paid in full in accordance with the terms of the agreements creating such Obligations.

8. EVENTS OF DEFAULT: RIGHTS AND REMEDIES

          8.1 Events of Default. The occurrence of any one or more of the following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder:

               (a) Borrower shall fail to make any payment hereunder or under any of the other Loan Documents when due and payable or declared due and payable
(i) and, except as referred to in clause (ii) below, the same shall remain unremedied for a period ending on the first to occur of three (3) Business Days after Borrower shall (A) receive written notice of any such failure from Agent or (B) become aware thereof or (ii) in respect of any Obligations, including, without limitation, any payment of principal of, interest on or Fees with respect to the Revolving Credit Loan or the Term Loans, or any payment of Fees with respect to the Letter of Credit Obligations.

               (b) Borrower shall fail or neglect to perform, keep or observe any of the provisions of Section 1.12 or Section 6, including any of the provisions set forth on Schedule D and Schedule 6.11, respectively.

               (c) Borrower shall fail or neglect to perform, keep or observe any term or provision of this Agreement (other than any such term or provision referred to in lettered paragraphs (a), (b) or (d) of this Section 8.1) or of any of the other Loan Documents, and the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after Borrower shall (i) receive written notice of any such failure from Agent or (ii) become aware thereof.

               (d) Borrower shall, or shall cause or permit any of its Subsidiaries to, fail to timely and fully pay and perform its obligations in all material respects under all leases and other agreements with respect to each leased location or public warehouse, if any, at which Collateral is located or shall fail or neglect to perform, keep or observe any of the provisions of
Section 5.12 hereof; provided, that, Borrower may in good faith contest, by proper legal action or proceedings, the validity, amount or enforcement of any such obligation or provision, so long as, at the time of commencement of any such action or proceeding, and during the pendency thereof (i) no Default or Event of Default shall have occurred, (ii) adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP, (iii) such contest operates to suspend collection of the contested obligations, or enforcement of the contested provisions, and such contest is maintained and prosecuted continuously and with diligence, and (iv) Agent has not advised Borrower in writing that Agent reasonably believes that nonpayment or nondischarge thereof could have or result in a Material Adverse Effect.

               (e) A default shall occur under any other agreement, document or instrument to which Borrower is a party or by which Borrower or Borrower's property is bound and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of Borrower in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000) or (ii) causes (or permits any holder of such Indebtedness or a trustee to cause) such Indebtedness, or a portion thereof in an aggregate amount exceeding One Hundred Thousand Dollars ($100,000) to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

               (f) Any representation or warranty herein or in any other Loan Document or in any written statement pursuant thereto or hereto, or any report, financial statement or certificate made or delivered to Agent or any Lenders by Borrower shall be untrue or incorrect in any material respect, as of the date when made or deemed made (including those made or deemed made pursuant to Section 2.2).

               (g) Any material amount of the assets of Borrower or any of its Subsidiaries shall be attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of Borrower or such Subsidiary, as the case may be, and shall remain unstayed or undismissed for sixty (60) consecutive days; or any Person other than Borrower shall apply for the appointment of a receiver, trustee or custodian for any of Borrower's assets and shall remain unstayed or undismissed for sixty (60) consecutive days; or Borrower or such Subsidiary, as the case may be, shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

               (h) A case or proceeding shall have been commenced against Borrower or any of its Subsidiaries in a court having competent jurisdiction seeking a decree or order (i) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any of its Subsidiaries or of any substantial part of any of their properties, or (iii) ordering the winding up or liquidation of the affairs of Borrower or such Subsidiary and such case or proceeding shall remain undismissed or unstayed for thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

               (i) Borrower or any of its Subsidiaries shall (i) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of Borrower or any of its Subsidiaries or of any substantial part of any of their properties, (iii) fail generally to pay its debts as such debts become due, or (iv) take any corporate action in furtherance of any such action.

               (j) Except for the Cross Brothers Claim (provided that such claim is pursued in a diligent manner, and adequate reserves with respect thereto are maintained on the books of Borrower, in accordance with GAAP), final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of One Hundred Thousand Dollars ($100,000) in the aggregate shall be rendered against Borrower or any of its Subsidiaries unless the same shall be (i) fully covered by insurance in accordance with
Section 5.5 or (ii) vacated, stayed, bonded, paid or discharged within a period of thirty (30) days from the date of such judgment.

               (k) Any other event shall have occurred which Agent reasonably believes could have or could result in a Material Adverse Effect and Agent shall have given Borrower at least ten (10) days notice thereof.

               (l) Any provisions of any Collateral Document, including the Security Agreement or any Mortgage, after delivery thereof pursuant to Section 2.1, shall for any reason cease to be valid, binding and enforceable in accordance with its terms in a manner which, in Agent's sole and absolute discretion, could adversely affect Agent, Lenders or the Collateral, or any security interest created under any Collateral Document, including the Security Agreement or any Mortgage, shall cease to be a valid and perfected security interest or Lien having the first priority in any of the Collateral purported to be covered thereby (subject only to Permitted Encumbrances).

               (m) Any additional representation, warranty, covenant, term or condition provided for on Schedule 8.1 shall not be met, satisfied, performed or fulfilled in the manner and at the time specified in such Schedule 8.1.

               (n) Without Agent's prior written consent, (i) there shall occur any Change in Control.

               (o) Without Agent's prior written consent, there shall occur any
(i) merger, acquisition or consolidation transaction involving Borrower or (ii) sale of all or substantially all of the assets of Borrower.

          8.2 Remedies. If any Default or Event or Default shall have occurred and be continuing, Agent may, without notice, take any one or more of the following actions: (a) increase the rate of interest applicable to the Revolving Credit Loan and/or Term Loans to the Default Rate, as provided in Section 1.8(e); or (b) terminate this facility with respect to further Revolving Credit Advances and/or Letter of Credit Obligations, whereupon any further Revolving Credit Advances or Letter of Credit Obligations shall be made or incurred in Agent's sole discretion. If any Event of Default shall have occurred and be continuing, Agent may, without notice, (x) declare all or any portion of the Obligations, including all or any portion of the Revolving Credit Loan and/or the Term Loans and/or the Letter of Credit Obligations, to be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; and (y) exercise any rights and remedies provided to Agent under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided, however, that upon the occurrence of an Event of Default specified in Sections 8.1(g), (h) or (i), all of the Obligations, including the Revolving Credit Loan, the Letter of Credit Obligations, and the Term Loans, shall become immediately due and payable without declaration, notice or demand by Agent.

          8.3 Waivers by Borrower. Except as otherwise provided for in this Agreement or by applicable law, Borrower waives: (i) presentment, demand and protest and notice of presentment, dishonor, notice of intent to accelerate, notice of acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Agent on which Borrower may in any way be liable, and hereby ratifies and confirms whatever Agent may do in this regard, (ii) all rights to notice and a hearing prior to Agent's taking possession or control of, or to Agent's reply, attachment or levy upon, the Collateral or any bond or security which might be required by any court prior to allowing Agent to exercise any of its remedies, and (iii) the benefit of all valuation, appraisal and exemption laws. Borrower acknowledges that it has been advised by counsel of its choice with respect to this Agreement, the other Loan Documents and the transactions evidenced by this Agreement and the other Loan Documents and understands fully the terms, conditions and implications of each of the foregoing.

9. ASSIGNMENT AND PARTICIPATIONS; APPOINTMENT OF AGENT

          9.1 Assignment and Participations. GE Capital may assign its rights and delegate its obligations as a Lender under this Agreement and, further, may assign, or sell participations in, all or any part of its Revolving Credit Advances, its Commitments, its portion of the Letter of Credit Obligations and the Term Loans or any other interest herein or in its Revolving Credit Note or in its Term Loan Notes to an Affiliate or to any other Person.

          Unless Agent shall have otherwise agreed in writing, no other Lender shall assign any of its rights or delegate any of its obligations under this Agreement or any of the other Loan Documents or assign, or sell any participation in, all or any part of its Revolving Credit Advances, its Commitments, its portion of the Letter of Credit Obligations or Term Loans or any other interest herein or in its Revolving Credit Note or in its Term Loan Notes to any Affiliate or other Person.

          In the case of an assignment by GE Capital under this Section 9.1, (or in the event, if any, that Agent shall so agree in writing, an assignment by another Lender), the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. The assigning Lender shall be relieved of its obligations hereunder with respect to its Commitment or portion of the Term Loans or assigned portion thereof. After the consummation of any assignment hereunder, Agent shall notify Borrower of the same within a reasonable period of time. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". In all instances, each Lender's liability to make Revolving Credit Advances, fund the Term Loans or incur Letter of Credit Obligations hereunder shall be several and not joint and shall be limited to such Lender's Pro Rata Share.

          GE Capital may (or, in the event, if any, that Agent shall so agree in writing, another Lender may) sell participations in all or any part of any Revolving Credit Advances made, any funding of the Term Loans made, or any Letter of Credit Obligations incurred, by it as a Lender to an Affiliate or any other Person; provided that all amounts payable by Borrower hereunder shall be determined as if that Lender had not sold such participation and the holder of any such participation shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (a) any reduction in the principal amount, interest rate or fees payable with respect to any Revolving Credit Advances or portion of the Term Loans in which such holder participates, (b) any extension of the final scheduled maturity date of the principal amount of the Revolving Credit Advances or portion of the Term Loans in which such holder participates, and (c) any release of any Collateral with a value in excess of Fifty Thousand Dollars ($50,000) in the aggregate (other than in accordance with the terms of this Agreement, the Collateral Documents or the other Loan Documents). Borrower hereby acknowledges and agrees that any participation will give rise to a direct obligation of Borrower to the participant and the participant shall for purposes of Sections 1.16, 1.17 and
9.3 be considered to be a "Lender".

          Unless Agent shall have otherwise agreed in writing, no Lender, other than GE Capital, shall sell any participation in all or any part of any Revolving Credit Advances made, any funding of the Term Loans made, or any Letter of Credit Obligations incurred, by it to any Affiliate or other Person.

          Except as otherwise provided in this Section 9.1, no Lender shall, as between Borrower and that Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or granting of participation in, all or any part of the Revolving Credit Advances, the Revolving Credit Notes, the Term Loans, the Term Loan Notes, the Letter of Credit Obligations, or other Obligations owed to such Lender. Any Lender permitted to sell assignments and participations under this Section 9.1 may furnish any information concerning Borrower and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants).

          Borrower shall assist any Lender permitted to sell assignments or participations under this Section 9.1 in whatever manner reasonably necessary in order to enable or effect any such assignment or participation, including the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the preparation of informational materials for, and the participation of relevant management in meetings with, potential assignees or participants; provided, that, aside from nominal expenses, Borrower shall not be responsible for the due diligence expenses or attorney's fees or expenses of any such prospective assignee or participant, except as otherwise required herein and, without limiting the foregoing, in Section 1.19(b) hereof. Borrower shall certify the correctness, completeness and accuracy of all descriptions of Borrower and its affairs contained in any selling materials and all information provided by Borrower and included in such materials.

          9.2 Appointment of Agent. GE Capital is hereby appointed Agent hereunder to act on behalf of all Lenders as Agent under this Agreement and the other Loan Documents. The provisions of this Section 9.2 are solely for the benefit of Agent and Lenders and neither Borrower, any of its Subsidiaries nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower, any Subsidiary of Borrower or any other Person. Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. The duties of Agent shall be mechanical and administrative in nature and Agent shall not have, or be deemed to have, by reason of this Agreement, any other Loan Document or otherwise a fiduciary relationship in respect of any Lender. Neither Agent nor any of its officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, unless caused by its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction after all possible appeals have been exhausted.

          The agency hereby created shall in no way impose any of the rights and powers of, or impose any duties or obligations upon, Agent in its individual capacity as a Lender hereunder. Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder. Agent may resign at any time by giving thirty (30) days prior written notice thereof to Lenders and Borrower. Upon any such resignation, Requisite Lenders shall have the right, upon five (5) days notice to Borrower, to appoint a successor Agent. Upon acceptance of appointment, the successor Agent shall succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from all of its duties and obligations under this Agreement and the other Loan Documents.

          If Agent shall request instructions from Requisite Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until Agent shall have received instructions from Requisite Lenders, and Agent shall not incur liability to any Person by reason of so refraining. Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of Agent, be contrary to law or the terms of this Agreement or any other Loan Document or (b) if Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no

Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of Requisite Lenders.

          Except where this Agreement requires that the written consent of Lenders, or a Lender, be presented to Borrower, Borrower may rely on the signature of Agent as presumptive evidence of the consent of Lenders or such Lender.

          9.3 Set-Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender and each holder of any Revolving Credit Note is hereby authorized at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower (regardless of whether such balances are then due to Borrower) and any other properties or assets any time held or owing by that Lender or that holder to or for the credit or for the account of Borrower against and on account of any of the Obligations which are not paid when due. Any Lender or holder of any Revolving Credit Note or Term Note having a right to set off shall, to the extent the amount of any such set off exceeds its Pro Rata Share of the Obligations, purchase for cash (and the other Lenders or holders shall sell) such participations in each such other Lender's or holder's Pro Rata Share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender or holder in accordance with their respective Pro Rata Shares. Borrower agrees, to the fullest extent permitted by law, that
(a) any Lender or holder may exercise its right to set-off with respect to amounts in excess of its Pro Rata Share of the Obligations and may sell participations in such excess to other Lenders and holders and (b) any Lender or holders so purchasing a participation in the Revolving Credit Advances or funding of the Term Loan made or other Obligations held by other Lenders or holders may exercise all rights of set-off, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender or holder were a direct holder of Revolving Credit Advances, the Term Loans and other Obligations in the amount of such participation.

          9.4 Disbursement of Funds. Agent may, on behalf of Lenders, disburse funds to Borrower for Revolving Credit Advances requested. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any Revolving Credit Advance before Agent disburses same to Borrower. If any Lender fails to pay the amount of its Pro Rata Share forthwith upon Agent's demand, Agent shall promptly notify Borrower and Borrower shall immediately repay such amount to Agent. Nothing in this Section 9.4 or elsewhere in this Agreement or the other Loan Documents shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

          9.5 Disbursements of Advances, Payments and Information.
               ---------------------------------------------------

               (a) Revolving Credit Advances and Payments; Fee Payments.
                   ----------------------------------------------------

                    (i) The Revolving Credit Loan balance may fluctuate from day to day through Agent's disbursement of funds to, and receipt of funds from, Borrower. In order to minimize the frequency of transfers of funds between Agent and each Lender, Revolving Credit Advances and payments in respect thereof will be settled according to the procedures described in Sections 9.5(a)(ii) and 9.5(a)(iii) below. Notwithstanding these procedures, each Lender's obligation to fund its portion of any advances made by Agent to Borrower will commence on the date such advances are made by Agent. Such payments will be made by each Lender without setoff, counterclaim or reduction of any kind.

                    (ii) On the second Business Day of each week, or more frequently (including daily) if Agent so elects (each such day being a "Settlement Date"), Agent will advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of the Revolving Credit Loan balance as of the close of business on the second Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust the amount of such Lender's portion of the Revolving Credit Loan to such Lender's Pro Rata Share of the Revolving Credit Loan as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 12:00 noon (Chicago time) on the first Business Day following the Settlement Date. Notwithstanding the foregoing, if Agent so elects, Agent may require that each Lender make its Pro Rata Share of any requested Revolving Credit Advance available to Agent for disbursement prior to the funding of such Revolving Credit Advance. If Agent elects to require that such funds be so made available, Agent shall advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of the requested Revolving Credit Advance no later than 11:00 a.m. (Chicago time) on the date of funding thereof, and each such Lender shall pay
(2) Agent such Lender's Pro Rata Share of such requested Revolving Credit Advance, in same day funds, by wire transfer to the Agent's account not later than 12:00 noon (Chicago time) on the date of funding such Revolving Credit Advance.

                    (iii) For purposes of this Section 9.5(a)(iii), the following terms and conditions will have the following meanings:

                         (A) "Daily Loan Balance" means an amount calculated as
of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender with respect to the Revolving Credit Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount of the Revolving Credit Loan advanced by such Lender to Agent from the Closing Date through and including such calendar day.

                         (B) "Daily Interest Rate" means an amount calculated by
dividing the interest rate payable to a Lender on the Revolving Credit Loan (as set forth in Section 1.8) as of each calendar day by three hundred sixty (360) days.

                         (C) "Daily Interest Amount" means an amount calculated
by multiplying the Daily Loan Balance of the Revolving Credit Loan by the associated Daily Interest Rate on the Revolving Credit Loan.

                         (D) "Interest Ratio" means a number calculated by
dividing the total amount of interest on the Revolving Credit Loan received by Agent during the immediately preceding month by the total amount of interest on the Revolving Credit Loan due from Borrower during the immediately preceding month.

On the first Business Day of each calendar month (an "Interest Settlement Date"), Agent will advise each Lender by telephone, telex or telecopy of the amount of such Lender's Pro Rata Share of interest paid and Fees paid for the benefit of Lenders on the Revolving Credit Loan, interest paid on the Term Loans and Fees paid pursuant to Schedule C in respect of Letter of Credit Obligations, each as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement and the other Loan Documents, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on Schedule 9.5(a)(iii) or the applicable Lender Addition Agreement, as amended by such Lender from time to time after the date hereof pursuant to the notice provisions contained herein or in the applicable Lender Addition Agreement) not later than 12:00 noon (Chicago time) on the next Business Day following the Interest Settlement Date, such Lender's Pro Rata Share of interest paid and Fees paid for the benefit of Lenders on the Revolving Credit Loan, interest paid on the Term Loans and Fees paid pursuant to Schedule C in respect of Letter of Credit Obligations. Such Lender's Pro Rata Share of interest on the Revolving Credit Loan will be calculated by adding together the Daily Interest Amounts for each calendar day of the prior month for the Revolving Credit Loan and multiplying the total thereof by the Interest Ratio for the Revolving Credit Loan.

               (b) Availability of Lender's Pro Rata Share.
                   ---------------------------------------

                    (i) Agent may assume that each Lender will make its Pro Rata Share of each Revolving Credit Advance available to Agent on the first Business Day following the next Settlement Date. If such Pro Rata Share is not, in fact, paid to Agent by such Lender when due, Agent will be entitled to recover such amount on demand from such Lender without set-off, counterclaim or deduction of any kind.

                    (ii) Nothing contained in this Section 9.5(b) will be deemed to relieve any Lender of its obligation to fulfill its Commitments or to prejudice any rights Agent or Borrower may have against any Lender as a result of any default by such Lender under this Agreement.

                    (iii) Without limiting the generality of the foregoing, each Lender shall be obligated to fund its Pro Rata Share of any Revolving Credit Advance made after any acceleration of the obligations with respect to any Letter of Credit Obligations.

               (c) Return of Payments.
                   ------------------

                    (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrower and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

                    (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrower or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrower or such other Person, without set-off, counterclaim or deduction of any kind.

               (d) Dissemination of Information.
                   ----------------------------

          Agent will use reasonable efforts to provide Lenders with any information received by Agent from Borrower which is required to be provided to Lenders hereunder, with any notice of Default or Event of Default received by Agent from Borrower, with any notice of Default or Event of Default delivered by Agent to Borrower, with notice of any Default or Event of Default of which Agent has become aware and with notice of any action taken by Agent following any Default or Event of Default; provided, however, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct as finally determined,by a court of competent jurisdiction after all possible appeals have been exhausted.

10. SUCCESSORS AND ASSIGNS

          10.1 Successors and Assigns. This Agreement and the other Loan Documents shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder or under any of the other Loan Documents without the prior express written consent of Agent and Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Agent shall be null and void, as if the same shall have never occurred. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Loan Documents.

11. MISCELLANEOUS

          11.1 Complete Agreement; Modification of Agreement. The Loan Documents constitute the complete agreement between the parties with respect to the subject matter thereof and may not be modified, altered or amended except as set forth in Section 11.2 below. Any Letter of Interest or Commitment Letter between Borrower and Agent or any of its affiliates, predating this Agreement and relating to a financing of substantially similar form, purpose or effect shall be merged with and into and superseded by this Agreement.

          11.2 Amendments and Waivers. (a) Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this Agreement or any of the Revolving Credit Notes or Term Loan Notes or consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and/or Requisite Lenders (as required by the terms hereof), and Borrower.

               (b) In furtherance of and without limiting the foregoing, no amendment, modification, termination or waiver of or consent with respect to any provision of this Agreement which (i) increases the percentage advance rates set forth in the definition of Borrowing Base or (ii) makes less restrictive the nondiscretionary criteria for exclusion from Eligible Accounts and Eligible Inventory set forth in Schedule 1.9 and Schedule 1.10 hereto shall be effective unless the same shall be in writing and signed by Requisite Lenders and Borrower.

               (c) Notwithstanding the foregoing, except to the extent permitted by any applicable Lender Addition Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by each affected Lender, do any of the following: (a) increase the principal amount of the Commitment of any affected Lender; (b) reduce the principal of, rate of interest on or Fees payable with respect to any Revolving Credit Advance, interest payable with respect to the Term Loans or Fees payable with respect to any Letter of Credit Obligation; (c) extend the final scheduled maturity date of the principal amount of the Revolving Credit Loan or the Term Loans; (d) waive, forgive, defer, extend or postpone any payment required hereunder; (e) release any Guarantor; (f) except as otherwise contemplated herein or in one of the other Loan Documents, permit Borrower to sell or otherwise dispose of any Collateral with a value exceeding Fifty Thousand Dollars ($50,000) in the aggregate; (g) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Revolving Credit Loan which shall be required for Lenders or any of them to take any action hereunder; (h) release Collateral with a value exceeding Fifty Thousand Dollars ($50,000) in the aggregate (except if the sale or other disposition of such Collateral is permitted under the Agreement or one of the other Loan iii. Documents); and (i) amend or waive this Section 11.2 or the definitions of the terms used in this Section 11.2 insofar as the definitions affect the substance of this Section 11.2; and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under this agreement or any other Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to Lenders required hereinabove to take such action. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was, given. No amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document. No amendment, modification, termination or waiver of any provision of any Revolving Credit Note shall be effective without the written concurrence of the holder of that Revolving Credit Note and no amendment, modification, termination or waiver of any provision of any Term Note shall be effective without the written concurrence of the holder of that Term Note. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 11.2 shall be binding upon each holder of the Revolving Credit Notes and each holder of the Term Loan Notes at the time outstanding and each future holder of the Revolving Credit Notes and each future holder of the Term Loan Notes.

          11.3 Fees and Expenses. Borrower shall reimburse Agent for all reasonable out-of-pocket expenses reasonably incurred in connection with (a) the preparation of the Loan Documents (including the reasonable fees and expenses of all of its special loan counsel, advisors, consultants and auditors retained in connection with the Loan Documents and the transactions contemplated thereby and advice in connection therewith), (b) wire transfers to the account of Borrower and (c) Letter of Credit Obligations. Borrower shall reimburse Agent for all reasonable fees, costs and expenses reasonably incurred, including the fees, costs and expenses of counsel or other advisors (including environmental and management consultants) for advice, assistance, or other representation in connection with:

               (a) the forwarding to Borrower or any other Person on behalf of Borrower by Lender of the proceeds of the Revolving Credit Advances and the Term Loans;

               (b) any amendment, modification or waiver of, or consent with respect to, any of the Loan Documents or advice in connection with the administration of the loans made pursuant hereto or its rights hereunder or thereunder;

               (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, any of the Loan Documents or any other agreement to be executed or delivered in connection therewith or herewith, whether as party, witness, or otherwise, including any litigation, contest, dispute, suit, case, proceeding or action, and any appeal or review thereof, in connection with a case commenced by or against Borrower or any other Person that may be obligated to Agent by virtue of the Loan Documents;

               (d) any attempt to enforce any rights of Agent or any Lender against Borrower or any other Person that may be obligated to Agent or any Lender by virtue of any of the Loan Documents;

               (e) any attempt to (i) monitor the Revolving Credit Loan, Letter of Credit Obligations, the Term Loans or any of the other Obligations, (ii) evaluate, observe, assess Borrower, any of its subsidiaries or their respective affairs, and (iii) verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral;

including, without limitation, all the attorneys' and other professional and service providers' fees arising from such services, including those in connection with any appellate proceedings; and all expenses, costs, charges and other fees incurred by such counsel and others in any way or respect arising in connection with or relating to any of the events or actions described in this
Section 11.3 shall be payable; on demand, by Borrower to Agent. Without limiting the generality of the foregoing, such expenses, costs, charges and fees may include: fees, costs and expenses of accountants, environmental advisors, appraisers, investment bankers, management and other consultants and paralegals; court costs and expenses; photocopying and duplication expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial overtime charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such legal or other advisory services. Notwithstanding the foregoing (a) Agent shall charge Borrower according to Agent's policy in effect from time to time and on the same basis that Agent charges other Borrowers with respect to fees, costs and expenses of photocopying and duplication, long distance telephone charges, air express charges, telegram charges, and secretarial overtime charges and (b) all fees, costs and expenses incurred in connection with any valuation performed pursuant to the Warrant shall be governed by the terms of the Warrant.

          11.4 No Waiver. Agent's or any Lender's failure, at any time or times, to require strict performance by Borrower of any provision of this Agreement and any of the other Loan Documents shall not waive, affect or diminish any right of Agent or such Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver of an Event of Default under this Agreement or any of the other Loan Documents shall not suspend, waive or affect any other Event of Default under this Agreement and any of the other Loan Documents whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by Borrower under this Agreement and no defaults by Borrower under any of the other Loan Documents shall be deemed to have been suspended or waived by Agent or any Lender, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent and Requisite Lenders and directed to Borrower specifying such suspension or waiver.

          11.5 Remedies. Agent's and Lenders' rights and remedies under this Agreement shall be cumulative and nonexclusive of any other rights and remedies which Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

          11.6 Severability. Wherever possible, each provision of this Agreement and the other Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          11.7 Conflict of Terms. Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

          11.8 Authorized Signature. Until Agent shall be notified by Borrower to the contrary, the signature upon any document or instrument delivered pursuant hereto of an officer of Borrower listed on Schedule 11.8 shall bind Borrower and be deemed to be the act of Borrower affixed pursuant to and in accordance with resolutions duly adopted by Borrower's Board of Directors.

          11.9 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE

LAWS AND DECISIONS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, AGENT AND LENDERS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR h. DISPUTES BETWEEN BORROWER, AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT AGENT, LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND BORROWER HEREBY AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE UPON CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR SUIT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON SCHEDULE 11.10 OF THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT, AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY

AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT THE FOREGOING SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          11.10 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon either of the parties by the other party, or whenever either of the parties desires to give or serve upon the other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three (3) days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 11.10),
(iii) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated on Schedule 11.10 or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Borrower or Agent) designated on Schedule 11.10 to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

          11.11 Section Titles. The Section titles and Table of Contents contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          11.13 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL

RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND BORROWER ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

          11.14 Confidentiality. So long as no Default or Event of Default has occurred, Agent and each Lender agrees to exercise reasonable efforts to keep any non-public information delivered or made available to it pursuant to this Agreement or any other Loan Document, which Borrower has identified as confidential information, confidential from all Persons other than (a) officers, employees, agents, designees, representatives or affiliates of Agent or Lenders,
(b) bona fide prospective or actual assignees, transferees or participants of Agent or Lenders pursuant to Sections 1.19(b) or 9.1 hereof, (c) consultants or advisors that have agreed to comply with this Section 11.14 on terms and conditions conforming to Agent's policy in effect from time to time, or (d) as required or requested by any Governmental Authority or representative thereof or pursuant to a legal process or as required in connection with the exercise of any remedy under this Agreement or any of the other Loan Documents.

                                     * * * *

          IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                                       BAGCRAFT CORPORATION OF AMERICA

                                       By:      /s/ Mark F. Santacrose
                                          --------------------------------------
                                          Title:   E.V.P.

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Agent and as Lender

                                       By:      /s/ Shaun Pettit
                                          --------------------------------------
                                          Title:  Region Operations Manager

                               NOTICE TO BORROWER

          THIS IS THE FINAL EXPRESSION OF THE FOREGOING CREDIT AGREEMENT AMONG BORROWER, AGENT AND LENDERS. SUCH CREDIT AGREEMENT CANNOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL CREDIT AGREEMENT OR OF A CONTEMPORANEOUS ORAL CREDIT AGREEMENT AMONG BORROWER, AGENT AND LENDERS.

                                   OTHER TERMS

          None.

                    AFFIRMATION OF NO OTHER CREDIT AGREEMENT

          Borrower and Agent affirm that they have no unwritten oral credit agreement between Borrower, Agent and Lenders.

GENERAL ELECTRIC CAPITAL               BAGCRAFT CORPORATION OF
  CORPORATION                            AMERICA

By: /s/ Shaun Pettit                   By: /s/ Mark F. Santacrose
    -------------------------------        -------------------------------
Name:  Shaun Pettit                    Name:  Mark F. Santacrose
Title: Region Operations Manager       Title: E.V.P.

                                SCHEDULE 1.1(a)
                                       to
                                CREDIT AGREEMENT
                         Dated as of December 17, 1993

                             RESPONSIBLE INDIVIDUAL
                             ----------------------


                                                                  Telephone #
Name and Title              Notice Address                        Telecopy #
--------------              --------------                        ----------

Fran Krause                 General Electric                      312-419-5915
Collateral Analyst            Capital Corporation                 312-419-5992
                            190 South LaSalle Street
                            Suite 1200
                            Chicago, Illinois 60603


Beverly Gray                General Electric                      312-419-5931
                              Capital Corporation                 312-419-5992
                            190 South LaSalle Street
                            Suite 1200
                            Chicago, Illinois 60603

                                  SCHEDULE 1.9
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                                ELIGIBLE ACCOUNTS
                                -----------------


          In determining whether an account constitutes an Eligible Account, Agent shall not include any Account:

               (a) which does not arise from the sale of goods or the performance of services by Borrower in the ordinary course of its business;

               (b) upon which (i) Borrower's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or
(ii) Borrower is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process;

               (c) against which is asserted any defense, counterclaim, setoff or dispute, but only to the full extent of such defense, counterclaim, setoff or dispute;

               (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold and accepted by the Account Debtor obligated upon such Account;

               (e) with respect to which an invoice, acceptable to Agent in form and substance, has not been sent;

               (f) that (i) is not owned by Borrower or (ii) is subject to any right, claim, security interest or other interest of any other Person, other than the Lien in favor of Agent, on behalf of itself and Lenders;

               (g) that arises from a sale to any director, officer, other employee or Affiliate of the Borrower or any Subsidiary thereof, or to any entity which has any common officer or director with the Borrower or any Subsidiary thereof;

               (h) that is the obligation of an Account Debtor that is the United States government or a political subdivision thereof, unless Agent, in its sole discretion, has agreed to the contrary in writing and Borrower, if necessary or desirable as determined by Agent, has complied with the Federal Assignment of Claims Act of 1940, and any amendments thereto, with respect to such obligation;

               (i) that is the obligation of an Account Debtor located in a foreign country, other than (i) Canada, provided, that, such obligation is denominated entirely in United States dollars and is fully payable within the United States or (ii) a foreign country, provided, that, such obligation is backed by a letter of credit or other credit enhancement in form and substance acceptable to Agent in its sole discretion and the same has been delivered to Agent and, provided, further, that, if any Default or Event of Default shall have occurred and be continuing, Borrower shall notify the Issuer of such letter of credit or other credit enhancement that the same has been assigned to Agent, on behalf of Agent and Lenders, in accordance with Section 5-116(2)(b) of the Code;

               (j) that is the obligation of an Account Debtor to whom the Borrower or any Subsidiary thereof is liable for goods sold or services rendered by the Account Debtor to the Borrower or any Subsidiary thereof, but only to the full extent of all such liabilities in the aggregate with respect to such Account Debtor;

               (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional;

               (l) that is in default; provided, further, that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following:

                    (i) the Account is not paid within the earlier of: sixty
(60) days past its due date or ninety (90) days past its original invoice date;

                    (ii) if any Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or

                    (iii) if any petition is filed by or against any Account Debtor obligated upon such Account under any bankruptcy law or any other federal, state or foreign (including any provincial) receivership, insolvency relief or other law or laws for the relief of debtors;

               (m) which is the obligation of an Account Debtor that has failed to make a payment within sixty (60) days past the applicable due date on fifty percent (50%) or more of the dollar amount of Accounts upon which such Account Debtor is obligated (Borrower shall be entitled to notify Agent regarding the circumstances of such payment failure, and, thereafter, Agent, in its sole and absolute discretion, may choose to include all or a portion, if any, of such account as an Eligible Account);

               (n) which is due more than ninety (90) days from the date of determination of eligibility thereof;

               (o) which arises from any bill-and-hold or other sale of goods which remain in the Borrower's or any Subsidiary thereof's possession or under Borrower's or any such Subsidiary's control, but only to the fullest extent of that portion of such goods not actually billed and shipped at the time of Agent's determination thereof;

               (p) as to which Agent's interest, on behalf of itself and Lenders, therein is not a first priority perfected security interest;

               (q) as to which any of the representations or warranties pertaining to Accounts set forth in the Agreement or any of the other Loan Documents is untrue;

               (r) to the extent such Account exceeds any credit limit established by Agent, in its reasonable discretion;

               (s) to the extent such Account is evidenced by any note; or

               (t) which is otherwise unacceptable to Agent in its sole discretion.

                                  SCHEDULE 1.10
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                               ELIGIBLE INVENTORY
                               ------------------

          In determining whether Inventory constitutes Eligible Inventory, Agent shall not include Inventory which:

               (a) is not owned by Borrower free and clear of all Liens and rights of any other Person, except the Liens in favor of Agent, on behalf of itself and Lenders, and encumbrances set forth in clause (v) or (vi) of the definition of Permitted Encumbrances;

               (b) except as set forth in clause (c) below with respect to goods which are "in transit," is not located on premises owned, operated or leased by Borrower;

               (c) consists of goods which are "in transit", but only to the full extent the same are not shipped (i) F.O.B. point of shipment and/or (ii) on vehicles owned by Borrower or common carriers employed by, or subject to the direction of, Borrower; provided, that, Borrower maintains (A) appropriate and adequate casualty insurance with respect to goods shipped on such common carriers, in form and with insurers recognized as adequate by Agent, together with appropriate evidence showing loss payable clauses or endorsements in favor of Agent, on behalf of Lenders, in form and substance satisfactory to Agent and
(B) adequate reserves on its books, in accordance with GAAP, with respect to all amounts charged by, and all other fees and expenses associated with, such common carriers;

               (d) is covered by a negotiable document of title, unless such document and evidence of acceptable insurance covering such Inventory has been delivered to Agent;

               (e) in Agent's reasonable credit judgement, is obsolete, unsalable, shopworn, damaged or unfit for sale;

               (f) consists of display items or shipping materials;

               (g) consists of packing materials, but only to the full extent that the same are (i) customized or specialized for or on behalf of Borrower or
(ii) not maintained in "full pallets" or are otherwise maintained in broken or incomplete packages or sets;

               (h) consists of goods which have been returned by the buyer;

               (i) consists of discontinued or slow-moving items or finished goods of substandard quality;

               (j) is placed by Borrower on consignment;

               (k) is not of a type held for sale in the ordinary course of Borrower's business;

               (l) as to which Agent's interest, on behalf of itself and Lenders, therein is not a first priority perfected security interest;

               (m) as to which any of the representations or warranties pertaining to Inventory set forth in the Agreement or any of the other Loan Documents is untrue;

               (n) is located at a public warehouse, unless Agent has received therefrom a copy of a duly executed bailee letter, in form and substance acceptable to Agent in its sole discretion;

               (o) consists of supplies or work-in-process;

               (p) is otherwise unacceptable to Agent in its sole discretion.

          In addition, Inventory located at an owned or leased location shall be subject to the provisions set forth in Section 5.11 and Section 5.12 of the Agreement.

                              SCHEDULE 3.21, PART I
                                       TO
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                               Insurance Standards
                               -------------------

          1. Borrower shall, and shall cause each of its Subsidiaries to, at its sole cost and expense, maintain "All Risk" physical damage insurance on all real and personal property, including fire and extended coverage, boiler and machinery coverage, flood, earthquake, liquids, theft, explosion, collapse and all other hazards and risks ordinarily insured against by owners or users of such properties in similar businesses. All policies of insurance on such property shall contain an endorsement, in form and substance satisfactory to Agent, showing loss payable to Agent as its interests appear.

          2. Borrower shall, at its sole cost and expense, maintain commercial general liability insurance on an "occurrence basis" (unless such insurance cannot be reasonably obtained at commercially reasonable rates, in which case such insurance shall be on a "claims made" basis) against claims for personal injury, bodily injury and property damage with a minimum limit of $1,000,000 per occurrence and $2,000,000 in the aggregate. Such coverage shall include, but not be limited to, premises/operations, broad form contractual liability, underground, explosion and collapse hazard, independent contractors, broad form property coverage, products and completed operations liability. Borrower shall, at its sole cost and expense, maintain workers' compensation insurance including employer's liability in the amount of $500,000 for each accident, $500,000 disease-policy limit, and $500,000 disease-each employee.

          3. Borrower shall, at its sole cost and expense, maintain automobile liability insurance for all owned, non-owned or hired automobiles against claims for personal injury, bodily injury and property damage with a minimum combined single limit of $1,000,000 per occurrence.

          4. Borrower shall, at its sole cost and expense, maintain umbrella policies of insurance in form and substance substantially similar to each of the umbrella policies which it maintains on the Closing Date, with, in any event, a minimum combined limit of $25,000,000 in the aggregate.

          5. All policies of insurance required to be maintained under this Agreement shall (i) include Agent as an additional insured, (ii) contain a 30-day advance notice of alteration or cancellation, (iii) provide that no act or default by Borrower, any

Subsidiary or any other Person shall affect the right of Agent to recover under such policy or policies of insurance in case of loss or damage, (iv) be in form substantially similar to those in effect on the date hereof and be with insurers rated at least A by A.M. Best and (v) be in not less than the amounts set forth herein.

                                  SCHEDULE 3.22
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993
                        DEPOSIT AND DISBURSEMENT ACCOUNTS
                        ---------------------------------

-----------------------------------------------------------------------------------------------------
Account No.                                          Use/Purpose                             Expected
-----------                                          -----------                             11/30/93
                                                                                             --------
------------------------------------------------------------------------------------------------------
LaSalle National Bank, 135 S. LaSalle, Chicago, IL,
---------------------------------------------------
Phone 312-443-2000
------------------
------------------------------------------------------------------------------------------------------
0002260512*                 Lockbox Account          Lockbox Account                       $1,200,000
------------------------------------------------------------------------------------------------------
0002260523*                 Concentration Account    Clearing Account                          10,500
------------------------------------------------------------------------------------------------------
0009002841                  Control Disbursement     Zero Balance A/P Checks                        0
                            Acct.
------------------------------------------------------------------------------------------------------
0009005019                  Payroll Account          Zero Balance Plant P/R                         0
------------------------------------------------------------------------------------------------------
0009004997                  Payroll Account          Zero Balance Salaried P/R                      0
------------------------------------------------------------------------------------------------------
0009005008                  Payroll Account          Zero Balance Office Early                      0
                                                     P/R
------------------------------------------------------------------------------------------------------
National Bank of Georgia, N.A., 842 Main St., Forest Park, GA 30050,
--------------------------------------------------------------------
Phone 404/362-5030
------------------
------------------------------------------------------------------------------------------------------
096-46-225                  Checking Account         Petty Cash                                   500
------------------------------------------------------------------------------------------------------
Mercantile Bank of Joplin, N.A., 402 Main, Joplin, MO 64801,
------------------------------------------------------------
Phone 417/624-1234
------------------
------------------------------------------------------------------------------------------------------
600015736-9                 Checking Account         Petty Cash                                   100
------------------------------------------------------------------------------------------------------
United Counties Trust Co., W. Carteret Office, Carteret, NJ 07008,
------------------------------------------------------------------
Phone 908/969-9555
------------------
------------------------------------------------------------------------------------------------------
38020335                    Checking Account         Checking Account                           4,000
------------------------------------------------------------------------------------------------------

*At closing the following new account numbers will be opened:
Lockbox A/C #0002332408
Concentration A/C #0002332419

                                SCHEDULE 4.1(a)
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                         FINANCIAL STATEMENTS: PRO FORMA
                           AND PROJECTIONS--REPORTING
                           --------------------------

          Borrower shall deliver or cause to be delivered to Agent (with adequate copies for each Lender), the following:

               (a) To Agent (with adequate copies for each Lender), within thirty (30) days after the end of each Fiscal Month, consolidated and consolidating financial and other information regarding Borrower and its Subsidiaries, certified by the chief financial officer of Borrower, including
(i) unaudited balance sheets as of the close of such Fiscal Month and the related statements of income and cash flow for that portion of the Fiscal Year ending as of the close of such Fiscal Month and (ii) unaudited statements of income and cash flows for such Fiscal Month, in each case setting forth in comparative form the figures for the corresponding period in the prior year and the figures contained in the budget, all prepared in accordance with GAAP (subject to normal year-end adjustments), except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail, and accompanied by (A) a statement in reasonable detail showing the calculations used in determining compliance with the financial covenants set forth on Schedule 6.11 and (B) the certification of the chief executive officer or chief financial officer of Borrower that all of such financial and other information is true, complete and correct and presents fairly in accordance with GAAP (subject to normal year-end adjustments), except for the absence of footnotes and except as otherwise disclosed therein in reasonable detail, the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on both a consolidated and consolidating basis, as at the end of such Fiscal Month and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default.

          In addition, Borrower shall deliver to Agent (with adequate copies for each Lender), within thirty (30) days after the end of each Fiscal Month, a management discussion and analysis which includes a comparison to budget for that Fiscal Month and a comparison of performance for that Fiscal Month to the corresponding period in the prior year;

               (b) To Agent (with adequate copies for each Lender), by April 30, 1994 in the case of Fiscal Year 1994 and by January 1, 1995 in the case of Fiscal Year 1995, an operating plan, approved by the Board of Directors of Borrower, for such applicable Fiscal Year, which will include a complete statement of the assumptions on which such plan is based, will include monthly balance sheets and a monthly budget for such applicable Fiscal Year and will integrate sales, gross profits, operating expenses, operating profit, cash flow projections and borrowing availability projections all prepared on the same basis as that on which operating results are reported, and plans for personnel, capital expenditures and facilities; all of which shall be in detail acceptable to Agent in its sole discretion;

               (c) To Agent (with adequate copies for each Lender), contemporaneously with ARTRA's filing thereof with the Securities and Exchange Commission, audited financial statements, for Borrower and its Subsidiaries, on a consolidated basis, consisting of balance sheets and statements of income and retained earnings and cash flows, setting forth in comparative form in each case the figures for the previous Fiscal Year and the figures contained in the budget, which financial statements shall be prepared in accordance with GAAP, certified (only with respect to the consolidated financial statements) without qualification, by an independent certified public accounting firm of national standing or otherwise acceptable to Agent, and accompanied by (i) a statement prepared in reasonable detail showing the calculations used in determining compliance with each of the financial covenants set forth on Schedule 6.11, (ii) a report from such accounting firm to the effect that, in connection with their audit examination, nothing has come to their attention to cause them to believe that a Default or Event of Default has occurred (or specifying those Defaults and Events of Default that they became aware of), (iii) a letter addressed to Agent, on behalf of itself and Lenders, in form and substance reasonably satisfactory to Agent, signed by such accounting firm acknowledging that Agent and Lenders are entitled to rely upon such accounting firm's certification of such audited financial statements, (iv) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters and (v) the certification of the chief executive officer or chief financial officer of Borrower that all such financial statements are true, complete and correct and present fairly in accordance with GAAP the financial position, results of operations and statements of cash flows of Borrower and its Subsidiaries, on a consolidated basis, as at the end of such year and for the period then ended, and that there was no Default or Event of Default in existence as of such time or, if a Default or Event of Default shall have occurred and be continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default;

               (d) To Agent (with adequate copies for each Lender), within five
(5) Business Days after receipt thereof by Borrower, copies of all management letters, exception reports or similar letters or reports, if any, received by Borrower from its independent certified public accountants;

               (e) To Agent (with adequate copies for each Lender), as soon as practicable, and in any event within five (5) Business Days after Borrower becomes aware of the existence of any Default or Event of Default, or any development or other information which could have or result in a Material Adverse Effect, telephonic or telecopied notice specifying the nature of such Default or Event of Default or development or information, including the anticipated effect thereof, which notice, if given telephonically, shall be promptly confirmed in writing on the next Business Day;

               (f) To Agent (with adequate copies for each Lender), as soon as reasonably practicable after Agent's request therefor, such other financial and other information respecting Borrower's or its Subsidiaries', businesses, financial condition or prospects as Agent (or any Lender through Agent) shall request from time to time with reasonable frequency (unless a Default or Event of Default shall have occurred and be continuing, in which event Agent or Lenders may make requests at any and all times); and

               (g) To Agent (with adequate copies for each Lender), prior to the Closing Date, the pro forma consolidated balance sheet of Borrower and its Subsidiaries as of the Closing Date after giving effect to the financing under the Agreement and the related transactions to be consummated on or prior to the Closing Date, including the Kansas Indebtedness, the Baxter Springs Grant and the repayment of the Prior Indebtedness (the "Pro Forma"). The Pro Forma shall be prepared by Borrower based on the unaudited consolidated balance sheet of Borrower dated October 30, 1993 in accordance with GAAP, with only such adjustments thereto as would be required in accordance with GAAP.

                                SCHEDULE 4.1(b)
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                               COLLATERAL REPORTS
                               ------------------

               (a) To Agent, upon its request, and in no event less frequently than for each Fiscal Month received within fifteen (15) days after the end of such Fiscal Month, a Borrowing Base Certificate, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion.

               (b) To Agent, on a weekly basis (but, in any event, daily, if Agent, in its sole discretion, shall so request), collateral reports, including all additions and reductions (cash and non-cash) with respect to Accounts, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

               (c) To Agent, upon its request, and in no event less frequently than fifteen (15) days after the last day of each Fiscal Month, and, in the event, if any, that Borrowing Availability less the then outstanding balance of the Revolving Credit Loan falls below $1,000,000, no less frequently than fifteen (15) days after both the fifteen (15th) day and the last day of each Fiscal Month, a summary of Inventory by location and type with a supporting perpetual Inventory report, in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

               (d) To Agent, within twenty (20) days of the end of each Fiscal Month, (i) a monthly trial balance showing Accounts outstanding aged from invoice due date as follows: current, 1 to 30 days, 31 to 60 days, 61 to 90 days and 91 days or more, and (ii) a complete Inventory report in detail satisfactory to Agent; in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion;

               (e) To Agent, at the time of delivery of each of the monthly financial statements delivered pursuant to Schedule 4.1(A), a reconciliation of the Accounts trial balance and month-end Inventory reports to Borrower's general ledger and monthly financial statements delivered pursuant to such Schedule 4.1(A), in each case accompanied by such supporting detail and documentation as shall be requested by Agent in its sole discretion; and

               (f) Such other reports, statements and reconciliations with respect to the Borrowing Base or Collateral as Agent shall from time to time request in its sole discretion.

                                  SCHEDULE 6.11
                                       to
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                               FINANCIAL COVENANTS
                               -------------------

          Borrower shall not breach or fail to comply with any of the following financial covenants, each of which shall be calculated in accordance with GAAP, consistently applied:

               (a) EBITDA. Borrower shall have, measured during each of the periods set forth below, EBITDA equal to or greater than the amounts set forth opposite each of such periods:

                                 Period                                               EBITDA
                                 ------                                               ------
     For the trailing three (3) Fiscal Month period ended at the close of the
     fourth (4th) Fiscal Quarter of Fiscal Year 1993                               $   (250,000.00)

     For the trailing three (3) Fiscal Month period ended at the close of the
     first (1st) Fiscal Quarter of Fiscal Year 1994                                $  1,400,000.00

     For the trailing six (6) Fiscal Month period ended at the close of the
     second (2nd) Fiscal Quarter of Fiscal Year 1994                               $  3,200,000.00

     For the trailing nine (9) Fiscal Month period ended at the close of the
     third (3rd) Fiscal Quarter of Fiscal Year 1994                                $  5,200,000.00

     For the trailing twelve (12) Fiscal Month period ended at the close of the
     fourth (4th) Fiscal Quarter of Fiscal Year 1994                               $  8,000,000.00

     For the trailing twelve (12) Fiscal Month period ended at the close of the
     first (1st) Fiscal Quarter of Fiscal Year 1995                                $  8,900,000.00

     For the trailing twelve (12) Fiscal Month period ended at the close of the
     second (2nd) Fiscal Quarter of Fiscal Year 1995                               $  9,800,000.00

     For the trailing twelve (12) Fiscal Month period ended at the close of the
     third (3rd) Fiscal Quarter of Fiscal Year 1995                                $ 10,600,000.00

     For the trailing twelve (12) Fiscal Month period ended at the close of the
     fourth (4th) Fiscal Quarter of Fiscal Year 1995                               $ 11,000,000.00

               (b) EBITDA to Interest Expense. Borrower shall have, measured during each of the periods set forth below, a ratio of (i) EBITDA to (ii) Interest Expense equal to or greater than the amounts set forth opposite each of such periods:

                                                                                 EBITDA to
                                 Period                                       Interest Expense
                                 ------                                       ----------------
     For the trailing three (3) Fiscal Month period ended at the close of the
     first (1st) Fiscal Quarter of Fiscal Year 1994                             1.90 to 1.00

     For the trailing six (6) Fiscal Month period ended at the close of the
     second (2nd) Fiscal Quarter of Fiscal Year 1994                            2.00 to 1.00

     For the trailing nine (9) Fiscal Month period ended at the close of the
     third (3rd) Fiscal Quarter of Fiscal Year 1994                             2.10 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the fourth (4th) Fiscal Quarter of Fiscal Year 1994                        2.45 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the first (1st) Fiscal Quarter of Fiscal Year 1995                         2.70 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the second (2nd) Fiscal Quarter of Fiscal Year 1995                        3.00 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the third (3rd) Fiscal Quarter of Fiscal Year 1995                         3.45 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the fourth (4th) Fiscal Quarter of Fiscal Year 1995                        3.75 to 1.00

               (c) EBITDA to the sum of Fixed Charges and Capital Expenditures. Borrower shall have, measured as at each of the dates set forth below, a ratio of (i) EBITDA to (ii) the sum of (x) Fixed Charges and (y) Capital Expenditures equal to or greater than the amounts set forth opposite each of such dates:

                                                                           EBITDA to the sum of
                                                                            Fixed Charges and
                                 Date                                      Capital Expenditures
                                 ----                                      --------------------
     For the trailing three (3) Fiscal Month period ended at                    0.20 to 1.00

     the close of the first (1st) Fiscal Quarter of Fiscal Year 1994

     For the trailing six (6) Fiscal Month period ended at the close of
     the second (2nd) Fiscal Quarter of Fiscal Year 1994                        0.20 to 1.00

     For the trailing nine (9) Fiscal Month period ended at the close of
     the third (3rd) Fiscal Quarter of Fiscal Year 1994                         0.30 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close of
     the fourth (4th) Fiscal Quarter of Fiscal Year 1994                        0.40 to 1.00

     For the trailing three (3) Fiscal Month period ended at the close of
     the first (1st) Fiscal Quarter of Fiscal Year 1995                         0.90 to 1.00

     For the trailing six (6) Fiscal Month period ended at the close of
     the second (2nd) Fiscal Quarter of Fiscal Year 1995                        1.00 to 1.00

     For the trailing nine (9) Fiscal Month period ended at the close of
     the third (3rd) Fiscal Quarter of Fiscal Year 1995                         1.00 to 1.00

     For the trailing twelve (12) Fiscal Month period ended at the close
     of the fourth (4th) Fiscal Quarter of Fiscal Year 1995                     1.10 to 1.00

               (d) Consolidated Tangible Net Worth. Borrower and its subsidiaries on a consolidated basis shall have, measured as at each of the dates set forth below, Tangible Net Worth equal to or greater than the amounts set forth opposite each of such dates:

                                                                                Consolidated
                                Date                                         Tangible Net Worth
                                ----                                         ------------------
     At the close of the Fourth (4th) Fiscal Quarter of 1993                  ($1,400,000.00)

     At the close of the First (1st) Fiscal Quarter of 1994                   ($1,800,000.00)

     At the close of the Second (2nd) Fiscal Quarter of 1994                  ($1,800,000.00)

     At the close of the Third (3rd) Fiscal Quarter of 1994                   ($1,800,000.00)

     At the close of the Fourth (4th) Fiscal Quarter of 1994                  ($1,300,000.00)

     At the close of the First (1st) Fiscal Quarter of 1995                   ($1,200,000.00)

     At the close of the Second (2nd) Fiscal Quarter of 1995                  ($  900,000.00)

     At the close of the Third (3rd) Fiscal Quarter of 1995                   ($  500,000.00)

     At the close of the Fourth (4th) Fiscal Quarter of 1995                   $  100,000.00

               (e) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

                                                                               Aggregate Maximum
                                 Period                                      Capital Expenditures
                                 ------                                      --------------------
     For the trailing three (3) Fiscal Month period ended at the close of      $ 1,000,000.00
     the fourth (4th) Fiscal Quarter of Fiscal Year 1993

     For the trailing three (3) Fiscal Month period ended at the close of      $ 5,000,000.00
     the first (1st) Fiscal Quarter of Fiscal Year 1994

     For the trailing six (6) Fiscal Month period ended at the close of the    $10,400,000.00
     second (2nd) Fiscal Quarter of Fiscal Year 1994

     For the trailing nine (9) Fiscal Month period ended at the close of the   $11,700,000.00
     third (3rd) Fiscal Quarter of Fiscal Year 1994

     For the trailing twelve (12) Fiscal Month period ended at the close of    $12,000,000.00
     the fourth (4th) Fiscal Quarter of Fiscal Year 1994

     For the trailing three (3) Fiscal Month period ended at the close of      $ 1,000,000.00
     the first (1st) Fiscal Quarter of Fiscal Year 1995

                                                                               Aggregate Maximum
                                 Period                                      Capital Expenditures
                                 ------                                      --------------------
     For the trailing six (6) Fiscal Month period ended at the close of the    $ 2,000,000.00
     second (2nd) Fiscal Quarter of Fiscal Year 1995

     For the trailing nine (9) Fiscal Month period ended at the close of the   $ 2,500,000.00
     third (3rd) Fiscal Quarter of Fiscal Year 1995

     For the trailing twelve (12) Fiscal Month period ended at the close of    $ 3,000,000.00
     the fourth (4th) Fiscal Quarter of Fiscal Year 1995

               (f) Current Assets to Current Liabilities. Borrower shall have, measured as at each of the dates set forth below, a ratio of (i) Current Assets to (ii) Current Liabilities equal to or greater than the amounts set forth opposite each of such dates:

                                                                              Current Assets to
                               Date                                          Current Liabilities
                               ----                                          -------------------
     At the close of the Fourth (4th) Fiscal Quarter of 1993                    1.25 to 1.00

     At the close of the First (1st) Fiscal Quarter of 1994                     1.50 to 1.00

     At the close of the Second (2nd) Fiscal Quarter of 1994                    1.50 to 1.00

     At the close of the Third (3rd) Fiscal Quarter of 1994                     1.50 to 1.00

     At the close of the Fourth (4th) Fisca1 Quarter of 1994                    1.50 to 1.00

     At the close of the First (1st) Fiscal Quarter of 1995                     1.50 to 1.00

     At the close of the Second (2nd) Fiscal Quarter of 1995                    1.50 to 1.00

     At the close of the Third (3rd) Fiscal Quarter of 1995                     1.50 to 1.00

     At the close of the Fourth (4th) Fiscal Quarter of 1995                    1.50 to 1.00

---------------------

Notwithstanding anything contained in the Agreement or any other Loan Document to the contrary, (i) for purpose of calculating compliance with clauses (a), (b) and (c) above, in determining EBITDA there shall be included noncash ESOP and 401K expenses, as reflected on the books of Borrower, in accordance with GAAP and (ii) for purpose of calculating compliance with clauses (c) and (e) above, in determining Capital Expenditures there shall not be included Capital Expenditures made pursuant to Section 1.5(d) of the Credit Agreement.

                                  SCHEDULE 11.8
                                       TO
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                              AUTHORIZED SIGNATURES
                              ---------------------


Marshall E. Rodin, President

Mark F. Santacrose, Executive Vice President

Michael F. Arduino, Vice President-Finance

Philip E. Ruben, Assistant Secretary

                                 SCHEDULE 11.10
                                       TO
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                                NOTICE ADDRESSES
                                ----------------


               (1)  If to Borrower:

                    Bagcraft Corporation of America
                    3900 West 43rd Street
                    Chicago, Illinois 60632
                    Attention: Chief Financial Officer
                    Telecopy No.: (312) 254-5216

                         With copies to:

                         Kwiatt & Silverman
                         500 North Central Avenue
                         Northfield, Illinois 60093
                         Attention: Philip E. Ruben
                         Telecopy No.: (708) 441-7696

               (2)  If to Agent or GE Capital:

                    General Electric Capital Corporation
                    Commercial Finance, Inc.
                    190 South LaSalle Street
                    Suite 1200
                    Chicago, Illinois 60603
                    Attention: Vice President, Portfolio
                    Telecopy No.: (312) 419-5992

                         With copies to:

                         General Electric Capital Corporation
                         Commercial Finance, Inc.
                         501 Merritt Seven, Third Floor
                         Norwalk, Connecticut 06851

                         Attention: Legal Counsel
                         Telecopy No.: (203) 840-4520

                         and

                         Winston & Strawn
                         35 West Wacker Drive
                         Chicago, Illinois 60601
                         Attention: Andrew H. Connor
                         Telecopy No.: (312) 558-5700

                                   SCHEDULE A
                                       TO
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                                   DEFINITIONS
                                   -----------

          Capitalized terms used in the Agreement shall have (unless otherwise provided elsewhere in the Agreement) the following respective meanings and all section references in the following definitions shall refer to sections of the
Agreement:

          "Account Debtor" shall mean any Person who may become obligated to Borrower, or any of its Subsidiaries under, with respect to, or on account of, an Account.

          "Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, and, in any event, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by chattel paper, documents or instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower or any of its Subsidiaries, whether arising out of goods sold or services rendered by it or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code), (b) all of Borrower's and each of its Subsidiaries' rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services,
(c) all of Borrower's and each of its Subsidiaries' sights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevion, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), (d) all monies due or to become due to Borrower, or any of its Subsidiaries, under all purchase orders and contracts for the sale of goods or the performance of services or both by Borrower or any of its Subsidiaries or in connection with any other transaction (whether or not yet earned by performance on the part of Borrower or such Subsidiary, as appropriate) now or hereafter in existence, including the right to receive the proceeds of said purchase orders and contracts, and (e) all collateral security and guarantees of any kind, now or hereafter in existence, given by any Person with respect to any of the foregoing.

          "Affiliate" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, 5% or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (iii) each of such Person's officers, directors, joint venturers and partners. For the purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" shall mean GE Capital or its successor appointed pursuant to
Section 9.2.

          "Agreement" shall mean the Credit Agreement by and among Borrower, Agent and Lenders, including all restatements and modifications thereof and amendments and supplements thereto and any appendices, exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at any and all times such reference becomes operative.

          "ARTRA" shall mean ARTRA GROUP Incorporated, a Pennsylvania corporation.

          "Asset Disposition" shall mean the sale, transfer, conveyance, assignment, sale and leaseback or other disposition or the pledge, mortgage or other encumbrance by Borrower of any of its properties or other assets, including the capital stock of any Subsidiary or any of its Accounts, except for the sale of inventory in the ordinary course pursuant to the terms of the Agreement.

          "Baxter Springs Grant" shall mean a grant in the amount of Two Hundred Fifty Thousand Dollars ($250,000) made, or to be made, by the City of Baxter Springs, Kansas in favor of Borrower to assist in the acquisition and construction of the Kansas Facility.

          "Borrower" shall mean Bagcraft Corporation of America, a Delaware corporation.

          "Borrowing Availability" shall have the meaning assigned to it in
Section 1.1(a).

          "Borrowing Base" shall mean at any time an amount determined by Agent from time to time, equal to the sum at such time of:

     (3) Up to eighty-five percent (85%) of Eligible Accounts; and

     (4) up to (i) fifty-five percent (55%) of Eligible Inventory not consisting of Min-Max Inventory and (ii) sixty percent (60%) of Eligible Inventory consisting of Min-Max Inventory, valued, in each case, on a first-in, first-out basis (at the lower of cost or market).

          "Borrowing Base Certificate" shall mean a certificate in the form attached to the Agreement as Exhibit B.

          "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York or the State of Illinois.

          "Capital Expenditures" shall mean all payments (including all payments under Capital Leases, installment purchase agreements and other similar purchase money financing arrangements) for any fixed assets or improvements or for replacements, substitutions or additions thereto, that have a useful life of more than one (1) year and that are required to be capitalized under GAAP, to the extent so required.

          "Capital Lease" shall mean, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, with respect to such Person, any such lease under which such Person is the lessor.

          "Capital Lease Obligation" shall mean, with respect to any Capital Lease, the amount of the obligation of the lessee thereunder that, in accordance with GAAP, would appear on a balance sheet of such lessee in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet.

          A "Change in Control" shall have occurred if, at any time, any Person or "group" has acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of more than twenty-five percent (25%) of the outstanding shares of Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances.

          "Charges" shall mean all federal, state, county, city, municipal, local, foreign or other governmental taxes (including, without limitation, taxes owed to the PBGC at the time due and payable), levies, assessments, charges, liens, claims or encumbrances upon or relating to (i) the Collateral, (ii) the Obligations, (iii) the employees, payroll, income or gross receipts of Borrower or any of its Subsidiaries, (iv) Borrower's or any of its Subsidiaries' ownership or use of any of its properties or other assets, or (v) any other aspect of Borrower's or any of its Subsidiaries' businesses.

          "Chattel Paper" shall mean any "chattel paper," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located.

          "Closing Date" shall mean the date of execution of the Agreement.

          "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Agent's or any Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for purposes of the provisions of the Loan Documents relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

          "Collateral" shall mean the property covered by the Security Agreement, Mortgages, Pledge Agreement and the other Collateral Documents and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a security interest or Lien in favor of Agent, on behalf of itself and Lenders, to secure the obligations.

          "Collateral Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgages, the Copyright Assignments and the Patent and Trademark Assignments.

          "Collateral Reports" shall mean the reports with respect to the Collateral referred to in Schedule 3.5.

          "Collection Account" shall mean that certain account of Agent, account number 502 328 54 in the name of General Electric Capital Corporation, Commercial Finance Group, at Bankers Trust Company, 17 Wall Street, New York, New York ABA number 021 001 033.

          "Commitment" or "Commitments" shall mean the commitment or commitments of a Lender or Lenders to make Revolving Credit Advances as set forth in

Section 1.1(a) and incur Letter of Credit Obligations as set forth in
Section 1.4 and in Schedule C.

          "Commitment Termination Date" shall mean the earliest of (i)
December __, 1995, (ii) the date of termination of Lenders' obligations to advance funds or permit existing advances to remain outstanding pursuant to
Section 8.2, and (iii) the date of indefeasible prepayment in full by Borrower of the Revolving Credit Loan and the Term Loans in accordance with the provisions of Section 1.5 and discharge of all Letter of Credit Obligations and all other Obligations under the Agreement and the other Loan Documents.

          "Concentration Account" shall have the meaning assigned to it in Schedule D.

          "Continental" shall mean Continental Bank, N.A., a national banking association, together with its successors and assigns.

          "Continental Agreement" shall mean that certain Pledge and Security Agreement and Financing Statement dated as of September 29, 1991, between Pledgor and Continental, as amended by that certain First Amendment to Pledge and Security Agreement and Financing Statement dated as of the Closing Date, between Pledgor and Continental, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Continental Agreement as the same may be in effect at the time such reference becomes operative, but without giving effect to any amendment, restatement, supplement or other modification not in form and substance satisfactory to Agent in its sole discretion.

          "Contracts" shall mean all "contracts," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, and, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower or any of its Subsidiaries may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

          "Copyright Assignments" shall mean the Copyright Security Agreements made in favor of Agent, on behalf of itself and Lenders, by Borrower and its Subsidiaries, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "Copyright License" shall mean any and all rights now owned or hereafter acquired by Borrower or any of its Subsidiaries under any written agreement granting any right to use any Copyright or Copyright registration, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Copyrights" shall mean all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (i) all copyrights and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

          "Cross Brothers Claim" shall mean that certain claim asserted against Borrower with respect to the Cross Brothers site, a description of such claim which is contained in the notes to

[PAGE MISSING]

          "Environmental Laws" shall mean all federal, state, local and foreign laws, statutes, ordinances and regulations, now or thereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree or judgment, relative to the applicable real estate, relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.(S)(S) 9601 et seq.) ("CERCLA"); the Hazardous Material Transportation Act, as amended (49 U.S.C. (S)(S) 1801 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended
(7 U.S.C. (S)(S) 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. 6901 et seq.) ("RCRA"); the Toxic Substance Control Act, as amended (15 U.S.C. (S)(S) 2601 et seq.); the Clean Air Act, as amended
(42 U.S.C. (S)(S) 740 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. (S)(S) 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. (S)(S) 651 et seq.) ("OSHA"); and the Safe Drinking Water Act, as amended (42 U.S.C. (S)(S) 300(f) et seq.), and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.

          "Environmental Liabilities and Costs" shall mean all liabilities, obligations, responsibilities, remedial actions, removal actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim, suit, action or demand by any person or entity, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (including any thereof arising under any Environmental Law, permit, order or agreement with any Governmental Authority) and which relate to any health or safety condition regulated under any Environmental Law or in connection with any other environmental matter or Release, threatened Release or the presence of a Hazardous Material or threatened Release of a Hazardous Material.

          "Equipment" shall mean all "equipment," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located and, in any event, including all Borrower's and each of its Subsidiaries' machinery and equipment, including processing equipment, conveyors, machine tools, data processing and computer equipment with software and peripheral equipment (other than software constituting part of the Accounts), and all engineering, processing and manufacturing equipment, office machinery, furniture, materials handling equipment, tools, attachments, accessories, automotive equipment, trailers, trucks, forklifts, molds, dies, stamps, motor vehicles, rolling stock and other equipment of every kind and nature, trade fixtures and fixtures not forming a part of real property, all whether now owned or hereafter acquired, and wherever situated, together with all additions and accessions thereto, replacements therefor, all parts therefor, all substitutes for any of the foregoing, fuel therefor, and all manuals, drawings, instructions, warranties and rights with respect thereto, and all products and proceeds thereof and condemnation awards and insurance proceeds with respect thereto.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time, and any regulations promulgated thereunder.

          "ERISA Affiliate" shall mean, with respect to Borrower or any of its Subsidiaries, any trade or business (whether or not Incorporated) under common control with Borrower or such Subsidiary, as appropriate, and which, together with Borrower or such Subsidiary, as appropriate, are treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the IRC.

          "ERISA Event" shall mean, with respect to Borrower, any of its Subsidiaries or any ERISA Affiliate, (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of Borrower, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under Section 4041 of ERISA; (v) the institution of proceedings to terminate a Title IV Plan or multiemployer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

          "Event of Default" shall have the meaning assigned to it Section 8.1.

          "Excess Cash Flow" shall mean the total of the following (without duplication) (i) Distributable Cash, plus (ii) the net after-tax gains arising from extraordinary items, as defined by GAAP, (iii) plus non-income cash receipts (including proceeds of the Kansas Indebtedness and including the Baxter Springs Grant), (vi) plus non-cash decreases in working capital (or minus non-cash increases in working capital) other than cash and current maturities of Funded Debt and (v) minus income attributable to Asset Dispositions (other than sales of inventory in the ordinary course).

          "Federal Reserve Board" shall have the meaning assigned to it in
Section 3.11.

          "Fees" shall mean any and all fees due to Agent or any Lender pursuant to the Agreement or any of the other Loan Documents.

          "Financial Statements" shall mean the financial statements referred to in Schedule 3.4.

          "Fiscal Month" shall mean the monthly accounting periods of Borrower ending on the following dates: November 27, 1993; December 31, 1993;
January 29, 1994; February 26, 1994; April 2, 1994; April 30, 1994; May 28,
1994; July 2, 1994; July 30, 1994; August 27, 1994; October 1, 1994; October 29,
1994; November 26, 1994; December 31, 1994; January 28, 1995; February 25, 1995;
April 1, 1995; April 29, 1995; May 27, 1995; July 1, 1995; July 29, 1995; August
26, 1995; September 30, 1995; October 28, 1995; November 25, 1995; and
December 31, 1995.

          "Fiscal Quarter" shall mean any of the quarterly accounting periods of Borrower.

          "Fiscal Year" shall mean any of the annual fiscal accounting periodsA of Borrower.

          "Fixed Charges" shall mean, for any fiscal period of Borrower, the sum of (i) cash interest expense paid in respect of Funded Debt, plus (ii) regularly scheduled payments of principal paid on Funded Debt for such fiscal period.

          "Funded Debt" shall mean, with respect to Borrower and its Subsidiaries, on a consolidated and consolidating basis, all of its Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one (1) year from, or is directly or indirectly renewable or extendible at its option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and shall also include, without limitation, the Revolving Credit Loan, the Term Loan, the Letter of Credit Obligations and the other Obligations.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time, consistently applied.

          "GE Capital" shall mean General Electric Capital Corporation, a New York corporation having an office at 190 South LaSalle Street, Suite 1200, Chicago, Illinois 60603.

          "GE Capital Fee Letter" shall mean that certain letter, dated of even date herewith, between GE Capital and Borrower with respect to certain fees to be paid by Borrower to GE Capital.

          "General Intangibles" shall mean any "general intangibles," as such term is defined in the Code, now owned or thereafter acquired by Borrower or any of its Subsidiaries and, in any event, including, without limitation, all right, title and interest which Borrower or any of its Subsidiaries may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, service marks, trade names, business names, corporate names, trade styles, logos and other source or business identifiers, and all applications therefor and reissues, extensions or renewals thereof, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill (including the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license), all rights and claims in or under insurance policies (including insurance for fire, damage, loss and casualty, whether covering personal property, real property, tangible rights or intangible rights, all liability, life and business interruption insurance, and all unearned premiums), uncertificated securities, choses in action, deposit, checking and other bank accounts, rights to receive tax refunds and other payments and rights of indemnification.

          "Georgia Facility" shall mean Borrower's facility in Forest Park, Georgia.

          "Goods" shall mean all "goods" as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranteed Indebtedness" shall mean, as to any Person, any obligation of such Person guaranteeing any indebtedness, lease, dividend, or other obligation ("primary obligations") of any other Person (the "primary obligor") in any manner, including any obligation or arrangement of such Person (i) to purchase or repurchase any such primary obligation, (ii) to advance or supply funds (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or
(iv) to indemnify the owner of such primary obligation against loss in respect thereof.

          "Harvey Receivable" shall mean that certain account receivable in the aggregate amount of One Million Seven Hundred Seventy-Three Thousand Eight Hundred Twenty-Four Dollars ($1,773,824), due from Peter R. Harvey and maintained on the books of Borrower in accordance with GAAP.

          "Hazardous Material" shall mean any substance, material or waste, the generation, handling, storage, treatment or disposal of which is regulated by or forms the basis of liability now or hereafter under, any Government Authority in any jurisdiction in which Borrower or any of its Subsidiaries has owned, leased, or operated real property or disposed of hazardous materials, or by any Federal government authority, including, without limitation, any material or substance which is (i) defined as a "solid waste" (other than non-hazardous waste which is routinely disposed of in the ordinary course of Borrower's business), "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste" or other similar term or phrase under any

Environmental Laws, (ii) petroleum or any fraction or by_product thereof, asbestos, polychlorinated biphenyls (PCB's), any radioactive substance, methane, volative hydrocarbons or any industrial solvent, (iii) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
(S)(S) 1251 et seq. (33 U.S.C. (S)(S) 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. (S) 1317), (iv) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act,
42 U.S.C. 56901, et seq. (42 U.S.C. (S) 6903), or (v) defined as a "hazardous substance" pursuant to Section 1012 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. (S) 9601 et seq. (42 U.S.C. (S)
9601).

          "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (including reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured, but excluding obligations to trade creditors incurred in the ordinary course of business), (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (iv) all Capital Lease Obligations, (v) all Indebtedness referred to in clause (i), (ii), (iii) or (iv) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property or other assets (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness,
(vi) the Obligations, and (vii) all liabilities under Title IV of ERISA.

          "Index Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate," "base rate" or other similar rate most recently published or announced from time to time by any of the five (5) largest member banks of the New York Clearing House Association (whether or not such rate is actually charged by such bank).

          "Instruments" shall mean any "instrument," as such term is defined in the Code, now owned or hereafter acquired by Borrower or any of its Subsidiaries, wherever located, and, in any event, including all certificated securities, all certificates of deposit, and all notes and other, without limitation, evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

          "Interest Expense" shall mean, for any fiscal period of Borrower, cash interest expense of Borrower for such period paid in respect of Funded Debt.

          "Inventory" shall mean any "inventory," as such term is defined in the Code, now or hereafter owned or acquired by, Borrower or any of its Subsidiaries, wherever located, and, in any event, including inventory, merchandise, goods and other personal property which are held by or on behalf of Borrower or any of its Subsidiaries, for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's or any of its Subsidiaries' businesses or in the processing, production, packaging, promotion, delivery or shipping of the same, including other supplies.

          "IRC" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.

          "IRS" shall mean the Internal Revenue Service, or any successor thereto.

          "Kansas Collateral" shall mean that certain (a) second Lien in favor of the Kansas Lender on all of Borrower's business machinery, equipment, furnishings and fixtures located, or to be located, at the Kansas Facility, which Lien is fully subordinated to Agent's first priority Lien pursuant to the terms of the Kansas Loan Documents and (b) first Lien in favor of the Kansas Lender on the Real Estate constituting the Kansas Facility.

          "Kansas Developer" shall mean JFB Developments, Inc., a Missouri corporation, the developer of the Kansas Facility.

          "Kansas Facility" shall mean Borrower's facility to be acquired and constructed in Baxter Springs, Kansas.

          "Kansas Indebtedness" shall mean, collectively, the subordinated secured loans made by the Kansas Lender to Borrower; consisting of (a) a six (6) year term loan made by the City of Baxter Springs, Kansas in an original maximum principal amount of Two-Hundred Fifty Thousand Dollars ($250,000), (b) a six (6) year term loan made by the City of Baxter Springs, Kansas in an original maximum principal amount of Five Million Dollars ($5,000,000) and (c) a minimum five (5) year term loan made by the City of Baxter Springs, Kansas in an original maximum principal amount of Seven Million Dollars ($7,000,000) and guaranteed by the State of Kansas and the United States Department of Housing and Urban Development, all of the foregoing in form and substance satisfactory to Agent in its sole discretion.

           "Kansas Guaranteed Indebtedness" shall mean the Indebtedness of Borrower referred to in clause (c) of the definition of Kansas Indebtedness.

          "Kansas Lender" shall mean the City of Baxter Springs, Kansas.

          "Kansas Loan Documents" shall mean, without limitation, the loan agreements, security agreements, guarantees, notes and other instruments, documents, certificates and agreements executed by Borrower and evidencing or relating to the Kansas Indebtedness and the Kansas Collateral, including, without limitation, the subordination provisions contained therein and the Kansas Intercreditor Agreements, as each of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, all of the foregoing in form and substance satisfactory to Agent in its sole discretion.

          "Kansas Restructuring" shall mean the relocation of the Missouri Facility after the operations thereof are transferred to the Kansas Facility.

          "Kansas Intercreditor Agreements" shall mean the Intercreditor Agreements entered into among Agent, on behalf of itself and Lenders (as senior lenders), Kansas Lender (as subordinated lender), and Borrower, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Intercreditor Agreements as the same may be in effect at the time such reference becomes operative.

          "Leases" shall mean all leasehold estates in real property now owned or hereafter acquired by Borrower or any of its Subsidiaries, as lessee, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "Lenders" shall mean GE Capital and, if at any time GE Capital shall decide to assign or syndicate all or any portion of the Obligations, such term shall include such assignee or such other members of the syndicate.

          "Letter of Credit Obligations" shall mean all outstanding obligations incurred by Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance or guarantee, by Lenders or another, of letters of credit. The amount of Letter of Credit Obligations outstanding at any time shall equal the maximum amount which may be payable by Lenders thereupon or pursuant thereto at such time.

          "Letters of Credit" shall mean commercial or standby letters of credit issued at the request and for the account of Borrower for which Lenders have incurred Letter of Credit Obligations, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "License" shall mean any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Borrower or any of its Subsidiaries.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Code or comparable law of any jurisdiction).

          "Loan Account" shall have the meaning assigned to it in Section 1.15.

          "Loan Documents" shall mean the Agreement, the Revolving Credit Note, the Term Loan A Note, the Term Loan B Note, the Security Agreement, the Pledge Agreement, the Mortgages, the other Collateral Documents, the Warrant and all other agreements, instruments, documents and certificates identified in Schedule E in favor of Agent and/or Lenders and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of Borrower or any of its Affiliates, or any employee of Borrower, or any of its Affiliates, and delivered to Agent or any Lender in connection with the Agreement or the transactions contemplated hereby, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "Loans" shall mean the Revolving Credit Loan, Term Loan A and Term Loan B, collectively.

          "Lock Box Account" shall have the meaning assigned to it in Schedule D.

          "Material Adverse Effect" shall mean (a) a material adverse effect on
(i) the business, assets, operations or financial or other condition of Borrower or Borrower and its Subsidiaries considered as a whole, (ii) Borrower's ability to pay the Revolving Credit Loan, either or both of the Term Loans, the Letter of Credit Obligations or any of the other Obligations in accordance with the terms thereof, (iii) the Collateral or Agent's Liens, on behalf of itself and Lenders, on the Collateral or the priority of any such Lien, or (iv) Agent's or any Lender's rights and remedies under the Agreement and the other Loan Documents or (b) except as otherwise permitted under the Agreement or the other Loan Documents, the incurrence by Borrower of any material liability, contingent or liquidated.

          "Maximum Lawful Rate" shall have the meaning assigned to it in Section
1.8 (f).

          "Maximum Revolving Credit Loan" shall mean, at any particular time, an amount equal to Eighteen Million Dollars ($18,000,000) as such amount may be adjusted, if at all, from time to time in accordance with the Agreement.

          "Min-Max Contract" shall mean a written agreement between Borrower and a customer of Borrower containing a firm obligation of such customer to purchase an amount of Inventory which is not less than the minimum amount specified therein and not more than the maximum amount specified therein.

          "Min-Max Inventory" shall mean Eligible Inventory which is the subject of a Min-Max Contract, but only to the extent not exceeding the maximum amount prescribed by the relevant Min-Max Contract.

          "Missouri Facility" shall mean Borrower's facility in Joplin, Missouri.

          "Mortgage Policies" shall have the meaning assigned to it in Section 5.15(a).

          "Mortgaged Properties" shall have the meaning assigned to it in
Section 2.1(aa).

          "Mortgages" shall mean each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by Borrower to Agent, with respect to the Mortgaged Properties, all in form and substance satisfactory to Agent, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "Multiemployer Plan" shall mean a "multiemployer plan", as defined in
Section 4001(a) (3) of ERISA, to which Borrower, any of its Subsidiaries or any ERISA Affiliate is making, is obligated to make, or within the last six (6) years has made or been obligated to make, contributions on behalf of participants who are or were employed by any of them.

          "Net Income" shall mean for any period Borrower's consolidated net income (or loss) after income and franchise taxes and shall have the meaning given such term by GAAP; provided, that, there shall be specifically excluded therefrom the net after-tax gains and losses arising from extraordinary items, as defined by GAAP.

          "Net Proceeds" shall mean all cash proceeds received by Borrower from any Asset Disposition (including insurance proceeds and awards of compensation and all payments in respect of any promissory notes or other non-cash consideration taken as consideration), net of the direct taxes and reasonable costs and expenses of such Asset Disposition and amounts, if any, required to be applied to repayment of Indebtedness (other than the Obligations) secured by any lien, security interest, claim or encumbrance on the asset or assets so disposed of.

          "New Jersey Facility" shall mean Borrower's facility in Carteret, New Jersey.

          "Non-use Fee" shall have the meaning assigned to it in Section
1.11(b).

          "Notice of Revolving Credit Advance" shall have the meaning assigned to it in Section 1.1(a).

          "Obligations" shall mean all loans, advances, debts, liabilities and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are (liquidated or determinable) owing by Borrower to Agent or any Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, arising under the Agreement or any of the other Loan Documents. This term includes all principal, interest, Fees, Charges, expenses, attorneys' fees and any other sum chargeable to Borrower under the Agreement or any of the other Loan Documents.

          "Other Taxes" shall have the meaning assigned to it in Section 1.18.

          "Parent" shall mean BCA Holdings, Inc., a Delaware corporation.

          "Patent and Trademark Assignments" shall mean the patent and trademark assignments made in favor of Agent, on behalf of itself and Lenders, by Borrower and its Subsidiaries, as each may be amended, restated, supplemented or otherwise modified from time to time.

          "Patent License" shall mean rights under any written agreement now owned or hereafter acquired by Borrower or any of its Subsidiaries granting any right with respect to any invention on which a Patent is in existence, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Patents" shall mean all of the following in which Borrower or any of its Subsidiaries now holds or hereafter acquires any interest: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State or Territory hereof, or any other country, and
(ii) all reissues, continuations, continuations-in-part or extensions thereof.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

          "Pension Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), which is not an individual account plan, as defined in Section 3(34) of ERISA, and which Borrower or any of its Subsidiaries or, if a Title IV Plan, any ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

          "Permitted Encumbrances" shall mean the following encumbrances: (i) Liens for taxes or assessments or other governmental Charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of Section 5.2(b); (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Borrower is a party as lessee made in the ordinary course of business;
(iv) deposits securing public or statutory obligations of Borrower; (v) inchoate and unperfected workers', mechanics', suppliers' or similar Liens arising in the ordinary course of business; (vi) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of Ten Thousand Dollars ($10,000) at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Borrower is a party; (viii) any attachment or judgment Lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay; (ix) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, lease or leasehold estate; (x) purchase money Liens with respect to Equipment acquired in the ordinary course of business in accordance with past practice (subject to the limitations on capital expenditures set forth in the Agreement, including Schedule 6.11 thereto), so long as such liens attach only to the Equipment so acquired; (xi) Liens on the Real Estate constituting the Kansas Facility; and (xii) Liens, other than those referred to in clause (xi) above, on the Kansas Collateral securing the Kansas Indebtedness, provided, however, that such Liens are subordinated in full to the Liens of Agent securing the Obligations.

          "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).

          "Plan" shall mean an employee benefit plan, as defined in Section 3(3) of ERISA, which Borrower or any of its Subsidiaries, on behalf of participants who are or were employed by any of them (a) currently maintains, contributes to or has an obligation to contribute to or (b) within the last six (6) years has maintained, contributed to or had an obligation to contribute to.

          "Pledge Agreement" shall mean the Pledge Agreement of even date herewith made by Parent in favor of Agent, on behalf of itself and Lenders, including all amendments, restatements and modifications thereof and supplements thereto, and shall refer to the Pledge Agreement as the same may be in effect at the time such reference becomes operative.

          "Prior Indebtedness" shall mean, collectively (i) the PST Indebtedness and (ii) any and all indebtedness of Borrower to Prior Lender.

          "Prior Lender" shall mean BankAmerica Business Credit, a Delaware corporation.

          "Proceeds" shall mean "proceeds," as such term is defined in the Code and, in any event, shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower or any of its Subsidiaries from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower or any of its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of Borrower or any of its Subsidiaries against third parties (a) for past, present or future infringement of any Patent or Patent License, (b) for past, present or future infringement or dilution of any Copyright or Copyright License or (c) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License, (iv) any recoveries by Borrower or any of its Subsidiaries against third parties with respect to any litigation or dispute concerning any of the Collateral, and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral, upon disposition or otherwise.

          "Projections" shall mean any and all projections delivered pursuant to or in connection with the Agreement.

          "Pro Forma" shall have the meaning assigned to it in Schedule 4.1(A).

          "Pro Rata Share" shall mean with respect to matters relating to (a) a Lender's portion of Term Loan A, the percentage obtained by dividing (i) the portion of Term Loan A held by such Lender, by (ii) the outstanding amount of Term Loan A, (b) a Lender's portion of Term Loan B, the percentage obtained by dividing (i) the portion of Term Loan B held by such Lender, by (ii) the outstanding amount of Term Loan B, and (c) a Lender's Commitment with respect to Revolving Credit Advances and Letter of Credit Obligations (including the making or repayment of Revolving Credit Advances and incurrence of Letter of Credit Obligations pursuant to those Commitments) and, with respect to all other matters, the percentage obtained by dividing (i) the Revolving Loan Commitment of that Lender by (ii) the aggregate Revolving Loan Commitments of all Lenders, as each of the foregoing percentages may be adjusted by assignments permitted pursuant to Section 9.1.

          "PST" shall mean Plastic Specialties and Technologies, Inc., a Delaware corporation.

          "PST Acknowledgment" shall mean that certain Acknowledgment of even date herewith made by PST and Borrower in favor of Agent, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Acknowledgment as the same may be in effect at the time such reference becomes operative.

          "PST Indebtedness" shall mean any and all indebtedness of Borrower to PST, excluding (to the extent included therein) the shares of Borrower's preferred stock owned by PST and any dividends accrued thereon in the form of additional shares of Borrower's preferred stock.

          "Qualified Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under
Section 401(a) of the IRC, and which Borrower, any of its Subsidiaries or any ERISA Affiliate, on behalf of participants who are or were employed by any of them (a) currently maintains, contributes to or has an obligation to contribute to or (b) within the last six (6) years has maintained, contributed to or had an obligation to contribute to.

          "Real Estate" shall mean all of the real estate of Borrower listed in
Schedule 3.7.

          "Release" shall mean, as to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials in the indoor or outdoor environment by such Person, including the movement of Hazardous Materials through or in the air, soil, surface water, ground water or property.

          "Reportable Event" shall mean any of the events described in Section 4043(b) (1), (2), (3), (5), (6), (8) or (9) of ERISA.

          "Requisite Lenders" shall mean (a) Lenders having more than sixty-six and two-thirds percent (66 2/3%) of the total commitments of all Lenders, or
(b) if all

Commitments have been terminated, more than sixty_six and two-thirds percent (66 2/3%) of the aggregate outstanding amount of the Revolving Credit Loan.

          "Restricted Payment" shall mean (i) the declaration or payment of any dividend or the incurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of a Person's Stock,
(ii) any payment on account of the purchase, redemption, defeasance or other retirement of a Person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly, (iii) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such Person or (iv) any dividend, distribution, payment, loan, contribution, fee or other transfer of cash, property or other assets to any stockholder or Affiliate of Borrower, including, without limitation, ARTRA or any of its employees, officers, directors or Affiliates.

          "Retiree Welfare Plan" shall mean any Welfare Plan providing for continuing coverage or benefits for any participant or any beneficiary of a participant after such participant's termination of employment, other than continuation coverage provided pursuant to Section 4980B of the IRC and at the sole expense of the participant or the beneficiary of the participant.

          "Revolving Credit Advance" shall have the meaning assigned to it in
Section 1.l(a).

          "Revolving Credit Loan" shall mean the aggregate amount of Revolving Credit Advances outstanding at any time.

          "Revolving Credit Note" shall have the meaning assigned to it in
Section 1.1(b) and shall be substantially in the form of Exhibit C.

          "Revolving Loan Commitment" shall mean (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances and incur Letter of Credit Obligations as set forth in Schedule F to the Agreement or in the most recent Lender Addition Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances and incur Letter of Credit Obligations.

          "Rodin Agreement" shall mean that certain advisory agreement to be entered into between Borrower and Marshall Rodin, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent, and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

          "Schedule of Accounts" shall mean the schedules of Accounts to be delivered by Borrower to Agent pursuant to Section 1.9.

          "Schedule of Documents" shall mean the schedule, including all appendices, exhibits or schedules thereto, listing certain documents and information to be delivered in connection with the Agreement, the other Loan Documents and the transactions contemplated thereunder, substantially in the form attached hereto as Schedule E.

          "Schedule of Inventory" shall mean the schedules of Inventory to be delivered by Borrower to Agent pursuant to Section 1.10, including Borrower's internal reports classifying and valuing Inventory.

          "Security Agreement" shall mean the Security Agreement of even date herewith entered into among Agent, on behalf of itself and Lenders and Borrower, including all amendments, restatements and modifications thereof and supplements thereto, and shall refer to the Security Agreement as the same may be in effect at the time such reference becomes operative.

          "Services Agreement" shall mean the agreement pursuant to which Borrower and ARTRA each share certain costs and expenses of insurance, including all amendments, modifications and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to such agreement as the same may be in effect at the time such reference becomes operative.

          "Stock" shall mean all shares, options, warrants, general or limited partnership interests or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

          "Stockholder" shall mean each holder of Stock of Borrower or any of its Subsidiaries, as the context may require.

          "Subsidiary" shall mean, with respect to any Person, (i) any corporation of which an aggregate of more than fifty percent (50%) of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate

--------------
[PAGE MISSING]
--------------

          "Term Loan Notes" shall mean, collectively, each of the Term Loan A Notes and each of the Term Loan B Notes.

          "Title IV Plan" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

          "Trademark License" shall mean rights under any written agreement now owned or hereafter acquired by Borrower or any of its Subsidiaries granting any right to use any Trademark or Trademark registration, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Trademarks" shall mean all of the following now owned or hereafter acquired by Borrower or any of its Subsidiaries: (i) all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state or territory thereof, or any other country or any political subdivision thereof; and (ii) all reissues, extensions or renewals thereof.

          "Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (i) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits in accordance with Title IV of ERISA, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions in effect under such Title IV Plan, and (ii) for a period of five (5) years following a transaction reasonably likely to be covered by Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by Borrower, any of its Subsidiaries or any ERISA Affiliate as a result of such transaction.

          "Warrant" shall mean the Warrant of even date herewith issued by Borrower in favor of GE Capital representing the right to purchase up to ten percent (10%) of Borrower's common stock on a fully diluted basis, including all amendments, restatements and modifications thereof and supplements thereto, all in form and substance satisfactory to Agent in its sole discretion, and shall refer to the Warrant as the same may be in effect at the time such reference becomes operative.

          "Welfare Plan" shall mean any welfare plan, as defined in Section 3(1) of ERISA, which is maintained or contributed to by Borrower or any of its Subsidiaries.

          "Withdrawal Liability" shall mean, at any time, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA, with respect to all Multiemployer Plans.

          Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain items or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in the Agreement or any other Loan Document, then Borrower, Agent and Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating Borrower's and its Subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, further, that the agreement of Requisite Lenders to any required amendments of such provisions shall be sufficient to bind all Lenders. "Accounting Changes" means (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), and (b) changes in accounting principles concurred in by Borrower's certified public accountants. In the event, if any, that Agent, Borrower and Requisite Lenders shall have agreed upon the required amendments, then after such agreement has been evidenced in writing and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Agreement or any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. If Agent, Borrower and Requisite Lenders cannot agree upon the required amendments within sixty (60) days following the date of implementation of any Accounting Change, then all financial statements delivered and all calculations of financial covenants and other standards and terms in accordance with the Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change.

          All other undefined terms contained in the Agreement or any of the other Loan Documents shall, unless the context indicates otherwise, have the meanings provided for by the Code as in effect in the State of Illinois to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in the Agreement.

          Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders. The words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Loan Documents) or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations.

                                  SCHEDULE B-1
                               TO CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                                   TERM LOAN A

          (a) Upon and subject to the terms and conditions of the Credit Agreement (the "Agreement"), including the terms and conditions set forth in Sections 2.1 and 2.2 of the Agreement, each Lender agrees to provide its Pro Rata Share of a term loan ("Term Loan A") to Borrower on the Closing Date, in an original principal amount of Twelve Million Dollars ($12,000,000). Lenders' commitments to provide funding for Term Loan A are set forth in Schedule G-1. Amounts repaid under Term Loan A, whether required to be paid hereunder or under the Agreement or prepaid, may not hereafter be reborrowed.

          (b) Borrower shall execute and deliver to each Lender a note to evidence Term Loan A, such note to be in a principal amount equal to the amount of Term Loan A provided by such Lender, dated the Closing Date and substantially in the form of Exhibit D-1 hereto (each, as executed and as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, a "Term Loan A Note" and, collectively, the "Term Loan A Notes"). The Term Loan A Notes shall represent the obligation of Borrower to pay the amount of Term Loan A and all other obligations with interest thereon as prescribed in Section 1.8 of the Agreement. The date and amount of each payment of principal and interest on Term Loan A shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded.

          (c) Borrower shall utilize the proceeds of Term Loan A solely to for the purposes set forth in Section 1.7 of the Agreement.

          (d) Notwithstanding anything to the contrary contained herein or in the Agreement or in the Term Loan A Notes, the then entire unpaid balance of Term Loan A shall be immediately due and payable upon the first to occur of the
(i) Commitment Termination Date and (ii) acceleration of the Revolving Credit Loan.

                                  SCHEDULE B-2
                               TO CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                                   TERM LOAN B

          (a) Upon and subject to the terms and conditions of the Credit Agreement (the "Agreement"), including the terms and conditions set forth in Sections 2.1 and 2.2 of the Agreement, each Lender agrees to provide its Pro Rata Share of a term loan ("Term Loan B") to Borrower on the Closing Date, in an original principal amount of Eight Million Dollars ($8,000,000). Lenders' commitments to provide funding for Term Loan B are set forth in Schedule G-2. Amounts repaid under Term Loan B, whether required to be paid hereunder or under the Agreement or prepaid, may not thereafter be reborrowed.

          (b) Borrower shall execute and deliver to each Lender a note to evidence Term Loan B, such note to be in a principal amount equal to the amount of Term Loan B provided by such Lender, dated the Closing Date and substantially in the form of Exhibit D-2 hereto (each, as executed and as it may be amended, restated, supplemented or otherwise modified and in effect from time to time, "Term Loan B Note" and, collectively, the "Term Loan B Notes"). The Term Loan B Notes shall represent the obligation of Borrower to pay the amount of Term Loan B and all other obligations with interest thereon as prescribed in Section 1.8 of the Agreement. The date and amount of each payment of principal and interest on Term Loan B shall be recorded on the books and records of Agent, which books and records shall constitute prima facie evidence of the accuracy of the information therein recorded.

          (c) Borrower shall utilize the proceeds of Term Loan B solely to for the purposes set forth in Section 1.7 of the Agreement.

          (d) The aggregate principal amount of Term Loan B shall be payable to Agent, for the ratable benefit of Lenders, in twenty-four (24) consecutive monthly installments of principal, of which the first twenty-three (23) installments shall be in the amount of Two Hundred Fifty Thousand Dollars ($250,000), and the final installment of which shall be in the then outstanding principal balance of this Term Loan B Note, each installment payable monthly on the first Business Day of each and every month following the Closing Date, commencing with the first Business Day of the month January, 1993.

          (e) Notwithstanding anything to the contrary contained herein or in the Agreement or in the Term Loan B Notes, the then entire unpaid balance of Term Loan B shall be immediately due and payable upon the first to occur of the
(i) Commitment Termination Date and (ii) acceleration of the Revolving Credit Loan.

                                   SCHEDULE C
                                       to
                                CREDIT AGREEMENT
                          Dated as of December 17, 1993

                                LETTERS OF CREDIT

          (a) Subject to the terms and conditions of this Agreement, the Revolving Credit Loan Commitment may, in addition to Revolving Credit Loan Advances, be utilized, upon the request of Borrower, for the issuance of Letters of Credit or guaranties thereof by Agent so long as GE Capital is Agent, on behalf of each Lender (severally and not jointly) according to such Lender's Pro Rata Share of the Revolving Loan Commitment to guaranty payment to banks (whether or not such banks are Lenders) which issue Letters of Credit for the account of Borrower; provided, however, that the aggregate amount of all Letter of Credit Obligations which incurred by Agent and the Lenders pursuant to this paragraph (a) shall not exceed One Million Dollars ($1,000,000) and, provided, further, that (1) no such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof and (2) Agent and the Lenders shall be under no obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an initial or extended expiry date, or extension option, which is later than the Commitment Termination Date. It is understood that the bank or other legally authorized Person (including any Lender) which shall issue any Letter of Credit contemplated by this paragraph
(a) shall be selected by Borrower and acceptable to Agent, in its sole discretion.

          (b) In the event that any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance under Section 1.1(a) of the Agreement.

          (c) In the event that any Letter of Credit Obligation, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower will pay to Agent for the benefit of the Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to the maximum amount then available to be drawn under the applicable Letter of Credit plus all outstanding fees and expenses relating thereto. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at Bankers Trust Company, 17 Wall Street, New York, New York, ABA#: 021 001 033, in the name of General Electric Capital Corporation, Commercial Finance Group, Acct.#: 502 328 54. The Cash Collateral Account shall be in the name of Agent (as a cash collateral account), and shall be under the sole dominion and control of Agent and subject to the terms of this Schedule C. Borrower hereby pledges, and grants to Lender a security interest in, all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations, whether or not then due. This Agreement shall constitute a security agreement under applicable law.

          From time to time after funds are deposited in the Cash Collateral Account, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to the Lenders with respect to such Letter of Credit Obligations.

          Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrower to the Lenders in respect thereof, any funds remaining in the Cash Collateral Account in excess of the then remaining Letter of Credit Obligations shall be returned to Borrower.

          Agent shall not have any obligation to invest the funds in the Cash Collateral Account or deposit such funds in an interest bearing account, and interest and earnings thereon, if any, shall be the property of the Lenders.

         (d) In the event that the Lenders shall incur any Letter of Credit Obligation pursuant hereto at the request or on behalf of Borrower, Borrower agrees to pay to Agent for the benefit of the Lenders, as compensation to the Lenders for such Letter of Obligation, (i) all costs and expenses incurred by any Lender on account of such Letter of Credit Obligation and (ii) commencing with the month in which such Letter of Credit Obligation is incurred by the Lenders and monthly thereafter for each month during which such Letter of Credit Obligation shall remain outstanding, a fee in an amount equal to two percent (2.0%) per annum of the maximum amount available from time to time to be drawn under the applicable Letter of Credit, calculated on the basis of 360-day year and the actual number of days elapsed; provided, however, that during any period while an Event of Default has occurred and is continuing such fee shall be increased to four percent (4.0%) per annum, calculated on the basis of a 360 day year the actual number of days elapsed. Fees payable in respect of Letter of Credit Obligations shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month. The fees, costs and expenses provided for in this paragraph (d) are in addition to any fees, costs and expenses payable to the issuers of th Letters of Credit, all of which are solely for the account of Borrower.

         (e) Request for Lender Guaranties. Borrower shall give Agent at least two (2) days prior written notice as to the issuance of a Letter of Credit or letter credit guaranty, specifying the date such Letter of Credit or guaranty is to be issued, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit to be guarantied.

               (f) The obligation of Borrower to reimburse Lenders for payments made with respect to any Letter of Credit Obligation shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

                    (1) any lack of validity or enforceability of any Letter of Credit or any other agreement;

                    (2) the existence of any claim, set-off, defense or other right which Borrower or any of its Affiliates or any Lender may at any time have against a (2) beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such transferee may be acting), any Lender, or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

                    (3) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (4) payment by Agent, any Lender, or the issuing bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit, provided that, in the case of any payment by Agent or any Lender under any Letter of Credit, Agent or such Lender has not acted with gross negligence or willful conduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof;

                    (5) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                    (6) the fact that a Default or an Event of Default shall have occurred and be continuing.

               (g) Indemnification, Nature of Lenders' Duties. In addition to amounts payable as elsewhere provided in this Agreement, Borrower hereby agrees to protect, indemnify, pay and save Agent and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs cf internal counsel) which Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (1) the issuance of any

Letter of Credit or guaranty thereof, other than as result of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction or (2) the failure of Agent or any Lender to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

          As between Agent and Borrower and any Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, neither Agent nor any Lender shall be responsible:
(i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided that, in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent has not acted with gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms;
(vi) for any Loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (vii) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (viii) for any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder.

                                   SCHEDULE D
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF DECEMBER 17, 1993

                             CASH MANAGEMENT SYSTEMS
                             -----------------------

          The Borrower shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

               (a) Commencing on the Closing Date and for so long as the Revolving Credit Loan, any of the Term Loans or any other Obligations are outstanding, the Borrower shall deposit and shall cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral into bank accounts in the Borrower's name or such Subsidiary's name (collectively, the "Borrower Accounts") at banks set forth on Schedule 3.22. On or before the Closing Date, the Borrower shall have established a concentration account in the Borrower's name (the "Concentration Account") at LaSalle National Bank, which shall be designated as tie Concentration Account bank on Schedule 3.22, in accordance with a blocked account agreement in form and substance satisfactory to Agent, in its sole discretion.

               (b) On or before the Closing Date, LaSalle National Bark, as Concentration Account bank, and all of the banks set forth Schedule 3.22 with which the Borrower or any Subsidiary thereof has any relationship other than as the holder of a deposit account, including by way of example any mortgage or other lending relationship (each such bank a "Relationship Bank"), shall have entered into triparty blocked account agreements with Agent, for the benefit of itself and Lenders, and the Borrower and/or each such Subsidiary, as applicable, in form and substance acceptable to Agent, which shall become operative on or prior to the Closing Date at LaSalle National Bank, as the bank where the Concentration Account is maintained, and all Relationship Banks at which Borrower Accounts are maintained. Borrower shall clearly designate each bank which is a Relationship Bank as such on Schedule 3.22. Each such blocked account agreement shall provide, among other things, that:

                    (1) all items of payment deposited in such Borrower Account and proceeds thereof deposited in such Concentration Account are held by such bank as agent or bailee-in-possession for the Agent;

                    (2) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such Borrower Account or Concentration

Account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment; and

                    (3) from and after the Closing Date (A) with respect to each bank at which a Borrower Account is located, such bank agrees to forward immediately all amounts in the Borrower Account to the Concentration Account and to commence the process of daily sweeps from such Borrower Account into the Concentration Account and (B) with respect to the bank at which the Concentration Account is located, such bank agrees to forward immediately all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account.

               (c) From and after the Closing Date, Borrower shall cause each and every bank at which any Borrower Account is located, including each Relationship Bank and each of the other banks at which any Borrower Account is located, to (i) forward immediately, and in no event less frequently than once each Business Day, all amounts in the Borrower Accounts at such bank to the Concentration Account and (ii) commence, and continue each Business Day, the process of daily sweeps from each such Borrower Account into the Concentration Account. From and after the Closing Date, Borrower shall cause LaSalle National Bank, as the bank where the Concentration Account is located, to forward immediately all amounts received in the Concentration Account to the Collection Account through daily sweeps from such Concentration Account into the Collection Account.

               (d) So long as no Default or Event of Default has occurred and is continuing, Borrower may amend Schedule 3.22 to add or replace a Borrower Account or replace the Concentration Account; provided, however, that (i) Agent shall have consented in writing to the opening of such account with the relevant bank, and (ii) prior to the time of the opening of such account, Borrower and/or the Subsidiaries thereof, as applicable, and such bank shall have executed and delivered to Agent a triparty blocked account agreement, in form and substance satisfactory to Agent.

               (e) The Borrower Accounts and the Concentration Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Revolving Credit Loan, each of the Term Loans and all other Obligations, and in which the Borrower or such Subsidiary shall have granted a Lien to Agent, on behalf of itself and Lenders, pursuant to the Security Agreement.

               (f) All amounts deposited in the Collection Account shall be deemed received by Agent in accordance with Section 1.13 of the Agreement and shall be applied (and allocated) by Agent in accordance with Section 1.14 of the Agreement. In no event shall any amount be so applied unless and until such amount shall have been credited in immediately available funds to the Collection Account.

               (g) The Borrower may maintain, in its name, an account (the "Disbursement Account") at a bank acceptable to Agent into which, Agent shall, from time to time, deposit proceeds of Revolving Credit Advances made pursuant to Section 1.1 for use by Revolver Borrower solely in accordance with the provisions of Section 1.7. The Disbursement Account shall be a cash collateral account, with all cash, checks and other similar items of payment in such account securing payment of the Revolving Credit Loan, each of the Term Loans and all other Obligations, and in which the Borrower shall have granted a Lien to Agent, (g) for the benefit of itself anal Lenders, pursuant to the Security Agreement. The Disbursement Account shall be subject to a triparty blocked account agreement identical to the agreement governing the Borrower Accounts and the Concentration Account; provided, however, that, according to the terms thereof, such agreement shall become effective upon the occurrence of a default or an Event of Default.

               (h) The Borrower shall and shall cause its Subsidiaries to
(i) hold in trust for the Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by the Borrower or any such Subsidiary, and (ii) within one (1) Business Day after receipt by the Borrower or any such Subsidiary of any checks, cash or other items or payment, deposit the same into a Borrower Account. The Borrower and its Subsidiaries acknowledge and agree that all cash, checks or items of payment constituting proceeds of Collateral are the property of Lenders. All proceeds of the sale or other disposition of any Collateral, other than sales of Inventory by Borrower in the ordinary course of business, shall be deposited directly into the Concentration Account.

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of December 27, 1993, is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders.

                                    RECITALS
                                    --------

          A. Borrower, Agent and Lenders are parties to that certain
Credit Agreement dated as of the December 17, 1993 (the "Credit Agreement"), pursuant to which Lenders have made and may hereafter make loans and advances and other extensions of credit to Borrower;

          B. Borrower, Agent and Lender wish to amend certain provisions of the Credit Agreement, all on the terms and conditions set forth in this Amendment; and

          C. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings ascribed to them in Schedule A. This Amendment shall constitute a Loan Document. These Recitals shall be construed as part of this Amendment.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendment of the Credit Agreement.

          1.1 The Credit Agreement is hereby amended by inserting immediately after the last sentence of Section 5.19 thereof the following new sentence:

               "On or prior to January 31, 1994, the conditions set forth in paragraphs K and L of Section 2 of that certain Loan Agreement dated as of December 27, 1993 by and between Borrower and the Kansas Lender have been satisfied in all respects."

          1.2 The Credit Agreement is hereby amended by inserting immediately after the last sentence of Section 6.1 thereof the following new sentence:

               "None of the Kansas Loan Documents shall be amended, restated, supplemented or otherwise modified."

     2. Additional Agreement. Borrower hereby further agrees with Agent and Lenders that, at the option of Agent, in the event that the conditions set forth in the last sentence of Section 5.19 of the Credit Agreement (as amended by this Amendment) shall not have been satisfied in full on or before January 31, 1994, the Commitment Termination Date shall be extended to December 17, 1996 and there shall be payable in respect of any prepayment of the Revolving Credit Loan or permanent reduction of the Revolving Loan Commitment occurring after the first anniversary of the Closing Date, a fee in an amount equal to two percent (2%) of the amount prepaid (or the amount of such reduction) concurrently with such prepayment (or such reduction) and, if Agent shall so request, Borrower will enter into such instruments, documents and agreements as Agent may deem desirable to more fully evidence the agreement set forth in this Section 2.

     3. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions:

          (a) Agent shall have received duly executed counterparts of this Amendment;

          (81) Agent shall have received duly executed originals of all Kansas Loan Documents other than those specifically related to the Kansas Guaranteed Indebtedness, certified by Borrower's Secretary as being true, accurate and complete in all respects; and

          (b) Agent shall have received such other documents, instruments or agreements as Agent may reasonably request.

     4. Representations and Warranties of Borrower. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders that:

          (a) As of the date hereof, no Default or Event of Default has occurred and is continuing and, after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred;

          (b) As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date; and

          (c) The execution, delivery and performance by Borrower of this Amendment and each of the documents and agreements described herein, or contemplated hereby, to which Borrower is a party are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower, and this Amendment and such documents and agreements are the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with their respective terms.

     5. Reference to and Effect on the Credit Agreement.

          5.1 Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          5.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lenders or Agent under the Credit Agreement or any of the other Loan Documents, or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Credit Agreement," shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

     6. Miscellaneous.

          6.1 Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of Borrower, Agent, Lenders and their respective successors and assigns, except as otherwise provided herein or therein. Borrower may not assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Requisite Lenders. Any such purported assignment, transfer, hypothecation or other conveyance by Borrower without the prior express written consent of Agent shall be null and void, as if the same shall have never occurred. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of Borrower, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

          6.2 Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

          6.3 Fees and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrower agrees to pay on demand all fees, costs and expenses incurred by Agent in connection with the separation, execution and delivery of this Amendment, together with all fees, costs and expenses incurred by Agent prior to the date hereof which are payable by Borrower pursuant to Section 11.3 the Credit Agreement.

          6.4 Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          6.5 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

          6.6 Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

          6.7 Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          6.8 GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN EACH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. BORROWER, AGENT AND LENDERS HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT, PROVIDED, THAT AGENT, LENDERS AND BORROWER ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF COOK, CITY OF CHICAGO, ILLINOIS AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT.

BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND BORROWER HEREBY AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE UPON CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH ACTION OR SUIT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH ON SCHEDULE 11.10 OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID, EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT THE FOREGOING SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          6.9 MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND BORROWER ARISING OUT OF,

CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AMENDMENT OR THE TRANSACTIONS RELATED HERETO. BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                                     * * * *

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                       BAGCRAFT CORPORATION OF AMERICA

                                       By: /s/ Mark F. Santacrose
                                           -------------------------------------
                                           Title: Exec. V.P.


                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                          as Agent and as Lender

                                       By: /s/ Shaun Pettit
                                           -------------------------------------
                                           Title: Region Operations Manager

                                    Exhibit E

                               SECURITY AGREEMENT

Dated: December 27, 1993

          THIS AGREEMENT, is between Bagcraft Corporation of America, having an address of 3900 West 43rd Street, Chicago, IL 60632, hereafter sometimes known as the Debtor, and City of Baxter Springs, Kansas, a municipal corporation, having an address of 1445 Military, Baxter Springs, KS 66713, hereafter sometimes known as Secured Party.

          "THIS INSTRUMENT IS SUBORDINATED PURSUANT TO THE PROVISION OF SECTION 11 OF THAT CERTAIN LOAN AGREEMENT BETWEEN BAGCRAFT CORPORATION OF AMERICA AND THE CITY OF BAXTER SPRINGS, KANSAS DATED AS OF THE 27TH DAY OF DECEMBER, 1993 (THE LOAN AGREEMENT)".

                               W I T N E S E T H:

          WHEREAS, concurrently herewith Secured Party is lending the Debtor the sum of Five Million Dollars ($5,000,000.00), as evidenced by Subordinated Promissory Note of date herewith, (the "Note"); and

          WHEREAS, in order to induce Secured Party to make said loan, Debtor has agreed to pledge to Secured Party certain property as security for the loan;

          NOW THEREFORE, the parties hereto agree as follows:

          1. Definitions. (a) The following terms as used in this Agreement shall have the meanings set forth below:

          "Collateral" shall mean all of the property set forth in Exhibit C to the Loan Agreement which is made a part hereof, and all property of the same class or character acquired by Debtor subsequent to the date hereof, and all substitutions, replacements and accessions thereto and a mortgage on Baxter Springs property in the form set forth in Exhibit to the Loan Agreement.

          "Obligations" shall mean all principal and interest due or to become due under the aforesaid Note, and any other indebtedness or liability of Debtor to Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

               b. Definitions in the Loan Agreement and Note shall be applicable to words and phrases herein unless the context clearly requires otherwise.

          2. Creation of The Security Interest. Debtor hereby grants to Secured Party a security interest in all of the right, title and interest of Debtor in and to the Collateral to secure the full and prompt payment and performance of all of the Obligations.

          3. Debtor's Obligations To Pay. Debtor shall pay and perform all of the Obligations of Debtor to Secured Party as the same may become due according to their terms. Debtor shall be liable for, and shall reimburse to Secured Party, all expenses, including reasonable attorneys' fees, incurred or paid in connection with establishing, perfecting, maintaining, protecting or enforcing any of Secured Party's rights and remedies hereunder.

          4. Protection Of The Collateral. Debtor shall defend the title to the Collateral against all claims and demands whatsoever. Debtor shall keep the Collateral free and clear of all liens, charges, encumbrances, taxes, assessments and fees relating to the Collateral other than liens securing the obligations under the Senior Loan Documents and Permitted Encumbrances. Upon request by Secured Party, Debtor shall furnish further assurances of title, execute any further instruments and do any other acts necessary to effectuate the purposes and provisions of this Agreement. Debtor shall not sell, exchange, assign, transfer or otherwise dispose of the Collateral, without the prior written consent of Secured Party in each instance except as permitted by the Senior Credit Agreement. The risk of loss of the Collateral at all times shall be borne by Debtor. Debtor shall keep the Collateral in good repair and condition and shall not misuse, abuse or waste the Collateral or allow the Collateral to deteriorate except for normal wear and tear. As used herein Permitted Encumbrances means the following encumbrances: (i) Liens for taxes or assessments or other governmental charges or levies, either not yet due and payable or to the extent that nonpayment thereof is permitted by the terms of the Senior Credit Agreement; (ii) pledges or deposits securing obligations under workmen's compensation, unemployment insurance, social security or public liability laws or similar legislation; (iii) pledges or deposits securing bids, tenders, contracts (other than contracts for the payment of money) or leases to which Debtor is a party as lessee made in the ordinary course of business; (iv) deposits securing public or statutory obligations of Debtor; (v) inchoate and unperfected workers', mechanics', suppliers' or similar liens arising in the ordinary course of business; (vi) carriers', warehousemen's or other similar possessory liens arising in the ordinary course of business and securing indebtedness not yet due and payable in an outstanding aggregate amount not in excess of ten thousand dollars ($10,000) at any time; (vii) deposits securing, or in lieu of, surety, appeal or customs bonds in proceedings to which Debtor is a party; (viii) any attachment or judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty (30) days after the expiration of any such stay, (ix) zoning restrictions, easements, licenses, or other restrictions on the use of real property or other minor irregularities in title (including leasehold title) thereto, so long as the same do not materially impair the use, value, or marketability of such real property, lease or leasehold estate; (x) purchase money liens with respect to equipment acquired in the ordinary course of business in accordance with past practice (subject to the limitations on capital expenditures set forth in the Senior Credit Agreement so long as such liens attach only to the equipment so acquired;
(xi) terms of the Senior Lender.

          Subject to the terms of the Senior Lender Agreement debtor at all times shall maintain: (a) insurance covering the Collateral and all other property of Debtor against loss or damage by fire and other hazards; (b) insurance against liability on account of damage to persons and property; (c) all insurance required under applicable workmen's compensation laws' and (d) insurance covering such other risks as Secured Party reasonably may request. Such insurance shall be in amounts satisfactory to Secured Party, shall be maintained with responsible insurance carriers, shall name Debtor and Secured Party as their interests may appear as insured, subject to the rights of the Senior Lenders pursuant to Section 11 of the Loan Agreement, and shall provide for at least ten days notice to Secured Parry prior to cancellation. Debtor, from time to time, upon Secured Party's written request, promptly shall furnish or cause it to be furnished to Secured Party evidence of the maintenance of all insurance required to be maintained hereunder, including such originals or copies of policies, certificates of insurance, riders and endorsements relating thereto and proof of payment of premiums as Secured Party may request. If Debtor shall fail to maintain any such insurance, Secured Party may, but shall not be obligated to, do so at the expense of Debtor, in addition to the other rights and remedies of Secured Party. Debtor hereby appoints Secured Party the attorney of Debtor for purposes of obtaining, adjusting and canceling any such insurance and endorsing settlement drafts, and subject to the provisions of Section 11 of the Loan Agreement, hereby assigns to Secured Party all sums which may become payable under such insurance, including returned premiums and dividends, as additional security for the Obligations.

          The Collateral shall be kept at the Baxter Springs facility once such facility is constructed, except as provided above is this Section 4 or for temporary removal in connection with its ordinary use or unless Debtor shall have obtained the prior written consent of Secured Party for its removal to another location. Secured Party shall have the right to enter upon Debtors premises at any reasonable time, and from time to time, to inspect the Collateral.

          5. Filing and Recording. Debtor, at its own cost and expense, shall execute and deliver to Secured Party any financing statements, and shall procure for Secured Party any other documents, necessary or appropriate to protect the security interest granted to Secured Party hereunder against the rights and interests of third parties (other than the Senior Lender), and shall cause the same to be duly recorded and filed in all places necessary to perfect the security interest of Secured Party in the Collateral. In the event that any recording or refiling thereof (or filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such security interest, Debtor, at its own cost and expense, shall cause the same to be re_recorded and/or refiled at the time and in the manner requested by Secured Party. Debtor hereby authorizes Secured Party to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may be required or appropriate, although the same may have been executed only by Secured Party, and to execute such financing statement on behalf of Debtor. Debtor hereby irrevocably designates Secured Party, its agents, representatives and assignees, as agent and attorney_in_fact for Debtor for the aforesaid purposes. Debtor warrants that the Collateral is in the location set forth in Exhibit C to the Loan Agreement and warrants to give Secured Party written notice within five (5) days after a change in any location to another jurisdiction so that appropriate Uniform Commercial Code ("UCC") statements can be filed.

          6. Default. The occurrence of any Event of Default under the Loan Agreement (hereinafter referred to as "Events of Default") shall constitute a default hereunder, whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority.

          7. Rights And Remedies. Subject to Section 11 of the Loan Agreement, upon the occurrence of an Event of Default, the Obligations shall immediately become due and payable in full without notice or demand. Secured Party shall have all rights and remedies provided under the Loan Agreement and provided by the UCC in effect in the State of Kansas on the date hereof and any remedy available at law or in equity. In addition to, or in conjunction with, or substitution for such rights and remedies and subject to Section 11 of the Loan Agreement, Secured Party may at any time and from and after the occurrence of an Event of Default hereunder:

               (a) with or without notice to Debtor, foreclose the security interest created herein by any available judicial procedure, or take possession of the Collateral, or any portion thereof, with or without judicial process, and enter any premises where the Collateral may be located for the purpose of taking possession of or removing the same, or rendering the same unusable, or disposing of the Collateral on such premises, and Debtor agrees not to resist or interfere therewith;

               (b) require Debtor to prepare, assemble or collect the Collateral, at Debtor's own expense, and make the same available to Secured Party at such place as Secured Party may designate, whether at Debtor's premises or elsewhere;

               (c) sell, lease or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation, in Debtor's name or in its own name, or in the name of such party as Secured Party may designate, either at public or private sale (at which Secured Party shall have the right to purchase), in lots or in bulk, for cash or for credit, with or without representations or warranties, and upon such other terms advisable; and ten days' written notice of such public sale date or dates after which private sale may occur, or such lesser period of time in the case of an emergency, shall constitute reasonable notice hereunder;

               (d) execute and deliver documents of title, certificates of origin, or other evidence of payment, shipment or storage of any Collateral or proceeds on behalf of and in the name of Debtor;

               (e) remedy any default by Debtor hereunder, without waiving such default, and any monies expended in so doing shall be chargeable with interest to Debtor and added to the Obligations secured hereby; and

               (d) apply for an injunction to restrain a breach or threatened breach of this Agreement by Debtor.

          8. Cumulative Rights. All rights, remedies and powers granted to Secured Party herein, or in any instrument or document related hereto, or provided or implied by law or in equity shall be cumulative and may be exercised singly or concurrently on any one or more occasions.

          9. Debtor's Representations And Warranties. Debtor hereby represents and warrants to Secured Party that:

               (a) Debtor is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound. Neither the execution nor the delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will violate any law or regulation, or any order or decree of any court of governmental authority, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Debtor is a party or by which Debtor may be bound, or result in the creation or imposition of any lien, claim or encumbrance upon any property of Debtor.

               (b) Debtor has the power to execute, deliver and perform the provisions of this Agreement and all instruments and documents delivered or to be delivered pursuant hereto, and has taken or caused to be taken all necessary or appropriate actions to authorize the execution, delivery and performance of this Agreement and all such instruments and documents.

               (c) Debtor is the legal and equitable owner of the Collateral, free and clear of all security interests, liens, claims and encumbrances of every kind and nature except the lien of the Senior Lender or any Permitted Encumbrances. Except as may be set forth in Exhibit C to the Loan Agreement and the interest of the Senior Lender, no financing statement covering the Collateral or its proceeds is on file in any public office.

               (d) No default exists, and no event which with notice or the passage of time, or both, would constitute an Event of Default hereunder or under the Note or Loan Agreement exist, and there are no offsets, claims or defenses against the obligations evidenced by the Collateral, except as may be expressly set forth in Exhibit C of the Loan Agreement and the Senior Lender's interests.

          10. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses hereinabove set forth, or at such other addresses as the parties may designate in writing. Debtor immediately shall notify Secured Party of any change in the address of Debtor or discontinuance of the place of business or residence of Debtor.

          11. Modification And Waiver. No modification or waiver of any provision of his Agreement, and no consent by Secured Party to any breach thereof by Debtor, shall be effective unless such modification or waiver shall be in writing and signed by Secured Party, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between Debtor and Secured Party in exercising any rights or remedies hereunder shall operate as waiver or preclude the exercise of any other rights or remedies hereunder. All such rights and remedies shall continue unimpaired, notwithstanding any delay, extension of time, renewal, compromise or other indulgence granted with respect to any of the Obligations. Debtor hereby waives all notice of any such delay, extension of time, renewal, compromise or other indulgence, and consents to be bound thereby as fully and effectually as if Debtor expressly had agreed thereto in advance. The aforesaid Note may be negotiated by Secured Party, without releasing Debtor or the Collateral.

          12. Applicable Law. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Kansas. The invalidity or unenforceability of any provision of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement. Debtor covenants and agrees to execute and deliver to Secured Party on demand such additional assurances, writings and instruments as may be required by Secured Party for purposes of effectuating the intent of this Agreement. The captions in this Agreement are for convenience only, and shall not be considered in construing this Agreement.

          13. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns. Secured Party may assign this Agreement, and if assigned, the assignee shall be entitled, upon notifying Debtor, to the payment and performance of all of the Obligations and agreements of Debtor hereunder and to all of the rights and remedies of Secured Party hereunder. The gender and number used in this Agreement are used for reference term only and shall apply with the same effect whether the parties are masculine, feminine, neuter, singular or plural.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                 Bagcraft Corporation of America

                                 By:
                                    --------------------------------------------
                                    Mark F. Santacrose, Executive Vice President

STATE OF ILLINOIS )
                  )
COUNTY OF COOK    )

          BE IT REMEMBERED, that on this ____ day of December, 1993, before me, the undersigned, a Notary Public, in and for the County and State aforesaid, came Mark F. Santacrose, Executive Vice President, of Bagcraft Corporation of America, a corporation duly organized, incorporated and existing under and by virtue of the laws of the United States of America, who are personally known to me and who are known to me to be the same persons who executed the within instrument of writing.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                       Notary Public

My commission expires on

                                       CITY OF BAXTER SPRINGS, KANSAS

                                       Terry L. Martin, Highest Elected Official

STATE OF KANSAS    )
                   )
COUNTY OF CHEROKEE )

          BE IT REMEMBERED, that on this day of December, 1993, before me, the undersigned, a Notary Public, in and for the County and State aforesaid, came Terry L. Martin, highest elected official of Baxter Springs, Kansas, a municipal corporation duly organized, incorporated and existing under and by the virtue of the laws of the State of Kansas, who are personally known to me and who are known to me to be the same persons who executed the within instrument of writing.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

                                       Notary Public

My commission expires on

                                    Exhibit G

                             INTERCREDITOR AGREEMENT
                             -----------------------

          THIS INTERCREDITOR AGREEMENT (the "Agreement") dated as of December __, 1993 is made and entered into between General Electric Capital Corporation ("GECC"), the City of Baxter Springs, Kansas (the "City"), and Bagcraft Corporation of America ("Bagcraft"), and the Kansas Department of Commerce & Housing ("KDOCH").

                              PRELIMINARY RECITALS

          1. GECC and Bagcraft have, contemporaneously with the execution of this Agreement, entered into that certain Credit Agreement (the "Credit Agreement") along with related documents, including Exhibit E thereto, ("the Security Agreement") in which a security interest in certain assets of Bagcraft (the "Pledged Assets") are pledged to GECC as collateral for the loan contemplated in the Credit Agreement, for the purpose or providing funds to finance Bagcraft, including its facility in Baxter Springs, Kansas (the "Project"). (The Credit Agreement and all documents executed pursuant thereto, including the Security Agreement, all as amended, restated, modified or supplemented and in effect from time to time, are collectively referred to herein as the "Loan Documents").

          2. The City and Bagcraft have, contemporaneously with the execution of this Agreement entered into a Loan Agreement, a Subordinated Promissory Note and Security Agreement contemporaneously with the execution of this Agreement (such documents are herein referred to collectively as the "City Loan Documents"), for the purpose of providing funds to finance the Project.

          3. Pursuant to the Loan Documents, GECC shall have a first priority security interest in the Pledged Assets, and the City shall have a security interest in certain machinery and equipment (the "Equipment") which constitute a portion of said Pledged Assets, which security interest shall be subordinate to the first priority security interest of GECC.

          4. The City and Bagcraft have entered into certain subordination provisions in the City Loan Documents, specifically the entire Section 11 of the Loan Agreement between Bagcraft and the City (which Loan Agreement is attached hereto as Exhibit A), in which the rights of GECC relative to the rights of the City with respect to the Equipment, and with respect to other rights of City to bring actions under the City Loan Documents are determined, which subordination provisions are hereby incorporated by this reference.

          NOW THEREFORE in consideration of the premises and for good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties agree and state as follows:

          1. GECC and City hereby agree to be subject to and bound by the subordination provisions of Section 11 of the Loan Agreement between Bagcraft and the City.

          2. Notwithstanding any provision in any of the Loan Documents or the City Loan Documents to the contrary, (a) Bagcraft agrees to give the City and KDOCH, concurrently with giving or delivering the same to GECC or promptly (and in any event within 10 days thereafter), copies of written notices and other deliveries by Bagcraft to GECC under the Loan Documents, and (b) GECC agrees to give the City and KDOCH promptly (and in any event within 10 days thereafter)
(i) notice of any amendment or modification of the Loan Documents (with a copy of the amendment or modification), (ii) a copy of any notice of default under the Loan Documents which is delivered to Bagcraft by GECC, (iii) a copy of any notice of any acceleration of any obligations of Bagcraft under the Loan Documents which is delivered to Bagcraft by GECC, (iv) notice of any exercise of remedies by GECC under the Loan Documents, and (v) notice of any waiver by GECC of any default by Bagcraft under the Loan Documents, whether or not it declares such default by notice to Bagcraft.

          3. Upon any acceleration of the debt of Bagcraft under the Credit Agreement if GECC shall proceed with any or all of its available remedies under the Loan Documents and applicable law, including but not limited to, the right to conduct commercially reasonable foreclosure sales and other sales of collateral, then it shall do so in good faith and in accordance with applicable law.

          4. The execution of this Agreement shall not affect the priority of the security interest of GECC created under the Loan Documents, and such security interest shall remain prior and superior to any and all interests of the City in and to the Equipment and other Pledged Assets.

          5. Nothing in this Agreement shall limit or diminish the rights and obligations set forth in the Subordination Provisions section of the Loan Agreement between Bagcraft and the City, which rights shall remain in full force and effect.

          6. Nothing contained in this Agreement shall prohibit any party from foreclosing upon, realizing upon or enforcing any of the provisions contained in its respective agreements or any security given thereunder, except as may be explicitly limited by this Agreement or by the respective Loan Documents and City Loan Documents.

          7. GECC agrees that it will deliver to the City and KDOCH when request is made to GECC by the City and KDOCH therefor the financial information of Bagcraft received by GECC, and Bagcraft hereby expressly consents to the sharing of any and all financial information it delivers to GECC with representatives of the City and KDOCH upon said request. GECC also agrees that, at least once every six (6) months to one (l) year, GECC personnel shall visit Bagcraft to conduct a review of financial and other records and collateral and will generate a report as to the results of such review. A copy of each such report shall be provided, within ten (10) days after such report is produced, to the City and KDOCH. The City and KDOCH shall keep such information confidential in the manner in which they normally protect confidential information, and in accordance with applicable law. The City and KDOCH each expressly acknowledge and agree that GECC's delivery of any such information shall be without any representation or warranty by GECC as to the accuracy of the information being delivered. In addition, Bagcraft agrees that, at its expense and no less often than semi-annually each year, Bagcraft will hold a presentation regarding its financial condition and performance, business and prospects for the benefit of GECC, the City and KDOCH. GECC and Bagcraft also agree that the City and KDOCH shall be entitled to attend and participate in any other scheduled meetings between GECC and Bagcraft and shall be provided with reasonable advance notice of any such other scheduled meetings in order to afford the City and KDOCH the opportunity to attend such meetings. The City and KDOCH each expressly acknowledge and agree that GECC's delivery of any such information shall be without any representation or warranty by GECC as to the accuracy of the information being delivered.

          8. No act, failure or delay by any party shall constitute a waiver of any of its rights and remedies. No single or partial waiver by any party of any provision of this Agreement, or any other document, or of any breach or default hereunder or thereunder, or of any right or remedy which any party may have, shall operate as a waiver of any other provision, breach, default, right or remedy on that occasion or of the same provision, breach, default, right or remedy on a future occasion. No waiver by any party shall affect its rights to require strict performance of this Agreement. No waiver by any party will be effective unless it is in writing, and then only to the extent specifically stated.

          9. If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be effective only to such extent, without invalidating the remainder of this Agreement.

          10. This Agreement shall be deemed to have been made and entered into in the State of Kansas and shall be governed by and interpreted in accordance with the laws of such state except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction whatsoever.

          11. Any notices and other communications permitted or required by the provisions of this Agreement (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Registered or Certified Mail, Return Receipt Requested, bearing adequate postage, or delivery by reputable private carrier such as Federal Express, Airborne, DHL or similar overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Agreement to change its address and shall have the right to specify as its address any other address within the United States of America.

Each notice to the City shall be addressed as follows:

               City of Baxter, Kansas
               1445 Military
               Baxter Springs, Kansas 66713
               Attn: City Attorney

Each notice to GECC shall be addressed as:

               General Electric Capital Corporation
               190 South Lasalle Street, 12th Floor
               Chicago, Illinois 60603
               Attn: Vice President, Portfolio

Each notice to Bagcraft shall be addressed as:

               Bagcraft Corporation of America
               3900 West 43rd Street
               Chicago, Illinois 60632
               Attn: Executive Vice President

Each notice to KDOCH shall be addressed as:

               Kansas Department of Commerce & Housing
               700 SW Harrison Street, Suite 1300
               Topeka, Kansas 66603-3712

               Attn: CDBG Administrator

          12. Unless otherwise expressly provided herein, each party hereby waives presentment, protest and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which it might otherwise be entitled hereunder. No notice to or demand on a party which any other party may elect to give shall entitle any party to any further notice or demand in the same, similar or other circumstances.

          13. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto. The agreements and undertakings set forth herein between GECC, the City and KDOCH are solely for their respective benefits and not for the benefit of Bagcraft, which is not a beneficiary of such agreements and undertakings and shall have no right of action or other remedy against any of GECC, the City or KDOCH in the event of any breach of any such agreement or undertaking by GECC, the City or KDOCH.

          14. This Agreement is intended by the parties to be the final, complete and exclusive expression of the agreement among them concerning the subject matter hereof. This Agreement supersedes any and all prior oral or written agreements relating to such subject matter other than the Loan Documents and the City Loan Documents. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by all of the parties.

          15. This Agreement may be executed in any number of counterparts, and in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          16. Unless otherwise provided in the Loan Documents or City Loan Documents, each of the parties to this Agreement waives any right to require any other party to marshall any collateral or otherwise to compel any other party to seek recourse against satisfaction of the indebtedness owed to it from one source before seeking recourse or satisfaction from another source.

          17. The parties agree that their respective rights and priorities set forth herein shall exist and be enforceable independent of the time or order of attachment or perfection of the respective security interests or mortgage liens or the time or order of filing of financing statements or recording of mortgages. Each party agrees, however, to make such filing and recording in the public records to evidence the subordinations and priorities made herein as any other party may reasonably request.

          18. Each of the parties to this Agreement represents and warrants that such party has full power and authority to enter into this Agreement, that this Agreement has been duly authorized by all requisite action of such party or any governing body thereof, and that this Agreement constitutes the legal, valid and binding agreement of such party, enforceable against such party in accordance with its terms.

          19. It is contemplated that City will, subject to final approval of the Department of Housing and Urban Development, loan specified sums to Bagcraft under the terms of the documents referred to in the Loan Documents as the
Section 108 Loan Guarantee Documents (such loan is referred to herein as the "Section 108 Loan"). The Section 108 Loan shall be secured by a first mortgage, assignment of rents and security agreement to City on the Project (the "First Mortgage"). City agrees that, notwithstanding any provision in any of the Loan Documents or the Section 108 Loan Documents to the contrary, upon default by Bagcraft under the terms of the Section 108 Loan, before accelerating the outstanding amount due on the Section 108 Loan, and before exercising any other rights or remedies under the Loan Documents or the Section 108 Loan Documents, City (or other holder of the note evidencing the Section 108 Loan) shall give written notice to GECC of such default, and GECC shall have ten (10) days after delivery of said notice to cure, or cause to be cured, the default. City shall only be required to give this notice two (2) times during any one (1) year period for payment default, after which City may, at its option proceed to exercise all rights and remedies under the Section 108 Loan Documents without any notice to GECC. If City fails to give such notice to GECC, any actions by the City against Bagcraft under the first mortgage shall not be effective until such time as this notice and cure right is given to GECC. Further, the Section 108 Loan documents shall allow Bagcraft to place a second mortgage on the Project in favor of GECC.

          20. This Agreement shall be recorded in the appropriate real estate records where the project is located.

          IN WITNESS WHEREOF, the parties have, entered into this Agreement as of the date first written above.


               CITY OF BAXTER SPRINGS, KANSAS

               By:
               Title:


               GENERAL ELECTRIC CAPITAL
                CORPORATION

               By:
               Title:


               BAGCRAFT CORPORATION OF AMERICA

               By:
               Title:


               KANSAS DEPARTMENT OF COMMERCE
                & HOUSING

               By:
               Title:

STATE OF               )
                       )    ss
COUNTY OF              )


          SUBSCRIBED AND SWORN TO before me this _____ day of _________________, 1993, by ____________________________, in capacity as _______________________
of ____________________________________________________________________________,
as the free act and deed of said ______________________________________________.


                                                   Notary Public

My Commission Expires:


STATE OF               )
                       )    ss
COUNTY OF              )


          SUBSCRIBED AND SWORN TO before me this _____ day of _________________, 1993, by ____________________________, in capacity as _______________________
of ____________________________________________________________________________,
as the free act and deed of said ______________________________________________.


                                                   Notary Public

My Commission Expires:


STATE OF               )
                       )    ss
COUNTY OF              )


          SUBSCRIBED AND SWORN TO before me this _____ day of _________________, 1993, by ____________________________, in capacity as _______________________
of ____________________________________________________________________________,
as the free act and deed of said ______________________________________________.


                                                   Notary Public

My Commission Expires:




STATE OF               )
                       )    ss
COUNTY OF              )


          SUBSCRIBED AND SWORN TO before me this _____ day of _________________, _____, 1993, by in ____________________________, in capacity as ________________
_______ of _____________________________________________________________________
_______, as the free act and deed of said _____________________________________.


                                                   Notary Public

My Commission Expires: